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Exhibit 10.10

SUBLEASE AGREEMENT

I.
DEFINED TERMS

Base Rent:

Months	Base Rent
1-Day Before Must-Take Date	$16,918.25 (18.50)
Must-Take Date-12	$28,124.63 (18.50)
13-24	$29,644.88 (19.50)
25-42	$31,165.13 (20.50)
Base Year:	Calendar year 2001
Sublessor's Broker:	Spaulding & Slye and Colliers International
Sublessee's Broker:	Richards Barry Joyce & Partners
Building:	The Apple Hill III Office Building situated at 30 International Place, Tewksbury, Massachusetts
Effective Date:	March 29, 2002
Expiration Date:	October 31, 2005, subject to the terms of Section 1.d below
Landlord:	NORTH TEWKSBURY COMMONS, L.L.C.
Master Lease:	That certain Lease dated December 1, 2000 between Landlord, as landlord, and Sublessee, as tenant, as amended by a First Amendment to Lease dated as of December , 2000
Permitted Uses:	General office use
Premises:
Improved real property, as more particularly described in the Master Lease attached hereto as Exhibit A, consisting of approximately 36,368 rentable square feet known as Suites 100 and 200 of the Building
Rent Commencement Date:
Upon occupancy of the Initial Sublet Space by Sublessee with the written consent of Landlord and Sublessor, but in no event later than May 1, 2002 (or such later date as Landlord shall have consent to this Sublease)
Must-Take Date:	Upon occupancy of the Must-Take Sublet Space by Sublessee with the written consent of Landlord and Sublessor, but in no event later than January 1, 2003
Security Deposit:	$59,289.76 which may be in cash or a Letter of Credit in a form and containing terms acceptable to Sublessor and issued by a financial institution acceptable to Sublessor

Sublessee:	STARENT NETWORKS, INC.
Sublessee's Address:	30 International Place Tewksbury, MA 01876 Attn: Alice Barber
Sublessee's Share:	19.61% of the total Rentable Area of the Building, increasing to 32.61% of the total Rentable Area of the Building after the Must-Take Date, if applicable
Sublessor:	NETWORK APPLIANCE, INC., a California corporation
Sublessor's Address:	495 East Java Drive Sunnyvale, California 94089 Attn: Stephen Caswell
Sublet Space:
That portion of the Premises on the first floor of the Building, as more particularly described in the Sublet Space Floor Plan attached hereto as Exhibit B, consisting of approximately 18,243 rentable square feet, consisting of approximately 10,974 rentable square feet of space shown on Exhibit B as the "Initial Sublet Space" and approximately 7,269 rentable square feet of space shown on Exhibit B as the "Must-Take Space."
Term:	Approximately forty-two (42) months, subject to the terms of Section 1.d below
Exhibits:	Exhibit A—Master Lease Exhibit B—Sublet Space Floor Plan

II.

        THIS SUBLEASE AGREEMENT ("Sublease") is entered as of the Effective Date by and between Sublessor and Sublessee.

        THE PARTIES ENTER this Sublease on the basis of the following facts, understandings and intentions:

        A.    Sublessor is presently a lessee of the Premises in the Building pursuant to the Master Lease by and between Landlord and Sublessor. A copy of the Master Lease with all exhibits and addenda thereto, is attached hereto as Exhibit A.

        B.    Sublessor desires to sublease the Sublet Space to Sublessee and Sublessee desires to sublease the Sublet Space from Sublessor on all of the terms, covenants and conditions hereinafter set forth.

        C.    All of the terms and definitions in the Definitions section are incorporated herein by this reference.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

        1.    Term.

          a.    Initial Sublet Space.    The Term of this Sublease shall commence with respect to the Initial Sublet Space on the Rent Commencement Date and end on the Expiration Date.

          b.    Must-Take Space.    Sublessee hereby agrees and acknowledges that, subject to the rights of Sublessor described in this subsection 1.b., Sublessee shall be obligated to sublease the Must-Take

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  Space, and the Term of this Sublease shall commence with respect to the Must-Take Space on the Must-Take Date described in the Defined Terms. From and after the Must-Take Date: (i) the Base Rent shall be adjusted as described in the Defined Terms, and (ii) Sublessee's Share shall be adjusted in accordance with the Defined Terms to reflect the increased rentable square footage of the Premises. Notwithstanding the foregoing, Sublessee acknowledges and agrees that Sublessor shall have the right to continue to market the Must-Take Space and sublease such Must-Take Space to third parties at any time prior to the Must-Take Date. If Sublessor enters into a letter of intent (the "Letter of Intent") to sublet the Must-Take Space to a third party prior to the Must-Take Date, Sublessor shall promptly provide Sublessee and Sublessee's broker with a copy of such Letter of Intent. Sublessee shall have a period of five (5) business days from receipt of such Letter of Intent in which to send Sublessor a written notice (the "Sublessee's Notice") that Sublessee desires to sublet the Must-Take Space on all of the terms of that Letter of Intent except that the duration of the term for the Must-Take Space shall be co-terminous with the then existing term hereof, in which event within five (5) business days after the date of the Sublessee's Notice, Sublessor and Sublessee shall enter into an amendment to this Sublease evidencing the terms of such subletting, and the definition of the Base Rent, Term, Must-Take Date and Security Deposit described in the Defined Terms shall be amended accordingly to reflect the terms of the Letter of Intent with respect to the Must-Take Space. If Sublessee fails to exercise Sublessee's rights in a timely manner pursuant to the terms of this subsection 1.b., then Sublessor shall be free to sublease the Must-Take Space to a third party on substantially the same terms (and in no event for economic terms less than 90% of those set forth in the Letter of Intent) described in the Letter of Intent and Sublessee's rights to the Must-Take Space shall be null and void, in which event Sublessor and Sublessee shall enter into an amendment to this Sublease adjusting the definitions of the Base Rent, Sublessee's Share and Security Deposit accordingly. However, the Sublease shall continue in full force and effect with respect to the Initial Sublet Space. If Sublessor does not enter into a sublease for the Must-Take Space prior to the Must-Take Date, then Sublessee shall be obligated to sublet the Must-Take Space on the Must-Take Date in accordance with the terms of this Sublease.

          c.    Terms.    If for any reason Sublessor does not deliver possession of the Initial Sublet Space to Sublessee on or before the Rent Commencement Date, or possession of the Must-Take Space by the Must-Take Date, then, except as provided for in subsection 1.b. above and the following sentence, this Sublease shall not terminate. Sublessor will have no liability for such failure to deliver the Initial Sublet Space or the Must-Take Space, but the applicable Base Rent and Additional Rent due hereunder for such space shall not commence until the date possession of the Initial Sublet Space or, subject to subsection 1.b. above, the Must-Take Space is given to Sublessee. Notwithstanding the foregoing, if Sublessor fails to deliver the Initial Sublet Space on or before July 31, 2002, then from and after such date and until Sublessor shall have delivered such possession, Sublessee shall have the right to terminate this Sublease by written notice to Sublessor. Sublessor shall sublease to Sublessee, and Sublessee shall sublease from Sublessor the Sublet Space for the Term upon all of the terms, covenants and conditions herein contained. In addition, Sublessor shall lease to Sublessee, and Sublessee shall lease from Sublessor, any and all permanent improvements ("Improvements") on the Sublet Space constructed and/or owned by Sublessor, upon all of the terms, covenants and conditions herein contained. As used herein, "Sublet Space" shall include the Sublet Space and the Improvements.

          d.    Option to Extend.    Provided that: (i) Sublessee is not then in default hereunder beyond any applicable notice and cure period, (ii) Sublessee has not been in default under the terms of this Sublease beyond any applicable notice and cure period more than two (2) times during the Term of this Sublease, (iii) Sublessee has not assigned this Sublease except as permitted under Section 18.7 of the Master Lease as incorporated herein (a "Permitted Transfer"), (iv) Sublessee has not sublet more than forty percent (40%) of the Sublet Space (other than a Permitted Transfer) and Sublessee and or a transferee under a Permitted Transfer is in physical possession of

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  at least sixty percent (60%) of the Sublet Space, and (v) Sublessee has provided Sublessor with written notice thereof at least nine (9) months in advance, Sublessee shall have the right to extend the Term of the Sublease until the "Lease Expiration Date" of the Master Lease. Such extension shall be on all of the terms and conditions of this Sublease, except that the Base Rent due under this Sublease during such extension period shall be as follows:

Time Period	Monthly Base Rent
11/1/05-2/14/06	$43,327.13	$28.50
2/15/06-2/14/09	$46,367.62	$30.50
2/15/09-Lease Expiration Date	$47,887.88	$31.50

        2.    Condition of Sublet Space.

          a.    Physical Condition.    As of the Effective Date, Sublessee shall accept the Initial Sublet Space on an "as is" basis and acknowledges that Sublessor has made no representations of any kind in connection with improvements or physical conditions on, or bearing on, the use of the Sublet Space. Sublessee shall rely solely on Sublessee's own inspection and examination of such items and not on any representations of Sublessor, express or implied. Sublessee further recognizes and agrees that neither Sublessor nor Landlord shall be required to perform any work of construction, alteration or maintenance of or to the Sublet Space; provided, however, Sublessor shall deliver the Sublet Space to Sublessee in broom clean condition and in the same arrangement and condition as the Sublet Space now is, reasonable wear and tear and casualty excepted.

          b.    Further Inspection.    Sublessee represents and warrants to Sublessor that as of the Effective Date Sublessee shall examine and inspect all matters with respect to taxes, income and expense data, insurance costs, bonds, permissible uses, the Master Lease, zoning, covenants, conditions and restrictions and all other matters which in Sublessee's judgment bear upon the value and suitability of the Sublet Space for Sublessee's purposes. Sublessee has and will rely solely on Sublessee's own inspection and examination of such items and not on any representations of Sublessor, express or implied.

        3.    Sublease Subject to Master Lease.

          a.    Inclusions.    It is expressly understood, acknowledged and agreed by Sublessee that all of the other terms, conditions and covenants of this Sublease shall be those stated in the Master Lease except as excluded in Section 3.b herein, modified as appropriate in the circumstances so as to make such Articles, and any Sections contained therein, applicable only to the subleasing hereunder by Sublessor of the particular Sublet Space covered hereby. Whenever the word "Premises" is used in the Master Lease, for purposes of this Sublease, the words "Sublet Space" shall be substituted. Sublessee shall be subject to, bound by and comply with all of said Articles and Sections of the Master Lease with respect to the Sublet Space and shall satisfy all applicable terms and conditions of the Master Lease for the benefit of both Sublessor and Landlord, it being understood and agreed that wherever in the Master Lease the word "Tenant" appears, for the purposes of this Sublease, the word "Sublessee" shall be substituted, wherever in the Master Lease the words "Tenant's Share" appear, for the purposes of this Sublease, the words "Sublessee's Share" shall be substituted; and wherever the word "Landlord" appears, for the purposes of this Sublease, the word "Sublessor" shall be substituted; and that upon the breach of any of said terms, conditions or covenants of the Master Lease by Sublessee or upon the failure of Sublessee to pay Rent or comply with any of the provisions of this Sublease, Sublessor may exercise any and all rights and remedies granted to Landlord by the Master Lease. In the event of any conflict between this Sublease and the Master Lease, the terms of this Sublease shall control. It is further understood and agreed that Sublessor has no duty or obligation to Sublessee under the aforesaid Articles and Sections of the Master Lease other than to maintain the Master Lease in full force

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  and effect during the term of this Sublease; provided, however, that Sublessor shall not be liable to Sublessee for any earlier termination of the Master Lease which is not due to the fault of Sublessor. Whenever the provisions of the Master Lease incorporated as provisions of this Sublease require the written consent of Landlord, said provisions shall be construed to require the written consent of both Landlord and Sublessor. Sublessee hereby acknowledges that it has read and is familiar with all the terms of the Master Lease, and agrees that this Sublease is subordinate and subject to the Master Lease and that any termination thereof without the fault of Sublessor shall likewise terminate this Sublease.

          b.    Exclusions.    The terms and provisions of the following Articles, Sections and portions of the Master Lease are not incorporated into this Sublease: 1.1, 1.2, 1.3, 1.4(c), 1.5, 1.7, 1.8, 1.9, 1.10, 1.11 (with respect to Exhibits C and E), the first two sentences of 2.1, 2.4, 3, 4.1, 4.4, 4.5, 5, 6.7, Article 7, 10.2(a), (b) and (c), Landlord's indemnification of Tenant pursuant to Section 10.3, 11.1 (except to the extent of Sublessor's obligations under Section 4(c) hereof), 12.2, 15.2.7, 15.12, the reference in Section 20.1 to "one hundred and twenty-five percent (125%)" is modified to "one hundred seventy-five percent," and the reference to "one hundred fifty percent (150%)" is modified to "two hundred percent," 29.2.4 (except that Sublessor shall use reasonable efforts to obtain standard lobby directory signage for Sublessee), 29.2.5 (except that Sublessor shall use reasonable efforts to obtain standard floor directory signage for Sublessee), 30.11, 30.22 and Exhibits C and E.

          c.    Time for Notice.    The time limits provided for in the provisions of the Master Lease for the giving of notice, making of demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are amended for the purposes of this Sublease by lengthening or shortening the same in each instance by five (5) days, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublessor or Sublessee, as the case may be, within the time limit relating thereto contained in the Master Lease. If the Master Lease allows only five (5) days or less for Sublessor to perform any act, or to undertake to perform such act, or to correct any failure relating to the Premises or this Sublease, then Sublessee shall nevertheless be allowed three (3) days to perform such act, undertake such act and/or correct such failure.

        4.    Performance by Sublessor; Status of Master Lease.

          a.    Sublessor's Performance Conditioned on Landlord's Performance.    Sublessee recognizes that Sublessor is not in a position to render any of the services or to perform any of the obligations required of Landlord by the terms of the Master Lease. Therefore, despite anything to the contrary in this Sublease, Sublessee agrees that performance by Sublessor of its obligations under this Sublease is conditioned on performance by Landlord of its corresponding obligations under the Master Lease, and Sublessor will not be liable to Sublessee for any default of Landlord under the Master Lease. Sublessee will not have any claim against Sublessor based on the Landlord's failure or refusal to comply with any of the provisions of the Master Lease unless that failure or refusal is a result of Sublessor's act or failure to act. Despite Landlord's failure or refusal to comply with any of those provisions of the Master Lease, this Sublease will remain in full force and effect and Sublessee will pay the base rent and additional rent and all other charges provided for in this Sublease without any abatement, deduction or setoff. Except as expressly provided in this Sublease, Sublessee agrees to be subject to, and bound by, all of the covenants, agreements, terms, provisions, and conditions of the Master Lease, as though Sublessee was the Tenant under the Master Lease.

          b.    Obtaining Landlord's Consent.    Whenever the consent of Landlord is required under the Master Lease, and whenever Landlord fails to perform its obligations under the Master Lease, Sublessor agrees to use its reasonable, good faith efforts to obtain, at Sublessee's sole cost and expense, that consent or performance on behalf of Sublessee.

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          c.    Sublessor's Obligations.    Sublessor shall promptly pay to Landlord all amounts owed by it under the Master Lease, and shall otherwise perform its obligations under the Lease not transferred to Sublessee pursuant to this Sublease. If Landlord shall default in any of its obligations to Sublessor with respect to the Subleased Premises, upon Sublessee's request Sublessor shall use reasonable diligence to enforce Sublessor's rights against Landlord with respect thereto.

        5.    Rent.

          a.    Base Rent.    Upon execution hereof, Sublessee shall deliver the first month's Base Rent to Sublessor, to be applied against Sublessee's first obligation to pay Base Rent hereunder. Sublessee shall pay to Sublessor the Base Rent in advance on the first day of each month of the Term, commencing on the Rent Commencement Date (except that the payment made upon the execution hereof shall be the payment for the first full month of the Term). In the event the first day of the Teem shall not be the first day of a calendar month or the last day of the Term is not the last day of the calendar month, the Base Rent shall be appropriately prorated based on a thirty (30) day month. All installments of Base Rent shall be delivered to Sublessor's Address, or at such other place as may be designated in writing from time to time by Sublessor, in lawful money of the United States and without deduction or offset for any cause whatsoever.

          b.    Additional Rental.    Sublessee shall be responsible for Sublessee's Share of all costs and expenses of every kind and nature which may be imposed, at any time, on Sublessor pursuant to the Master Lease (except for Base Rent, as defined in the Master Lease) including, but not limited to, Additional Rent, Direct Expenses, and Tax Expenses, all as defined in the Master Lease, in excess of such expenses paid by Sublessor during the Base Year. As hereinafter used, "Rent" shall include Base Rent and all additional charges to be paid by Sublessee pursuant to this Section 5.b.

          c.    Electricity.    Sublessee shall reimburse Sublessor for Sublessee's share of the electricity used by Sublessee at the Sublet Space. Sublessor and Sublessee hereby deem Sublessee's share of such electricity costs to equal Thirty and Seventeen/Hundredths Percent (30.17%) of the electrical costs for the Premises (increasing to Fifty and Sixteen/Hundredths Percent (50.16%) after the Must-Take Date, if applicable), provided that: (i) Sublessee shall be exclusively responsible for one hundred percent (100%) of any and all charges or expenses associated with any overstandard or after-hours electrical use requested or used by Sublessee, and (ii) if Sublessor, in Sublessor's reasonable discretion, determines that the sharing of electrical costs described above in this subsection 5.c is not an equitable arrangement due to excessive electrical use by Sublessee, then Sublessor shall have the right, at Sublessor's expense, to have electricity submeters installed in the Sublet Space, whereupon Sublessee shall pay its electrical costs directly to the electrical service provider. Any amounts due from Sublessee to Sublessor pursuant to this subsection 5.c shall be "Additional Rent" and shall be paid within thirty (30) days of request therefor.

        6.    Security Deposit.    Upon execution hereof, Sublessee shall deposit the Security Deposit with Sublessor. The Security Deposit shall secure Sublessee's obligations under this Sublease to pay Base Rent and other monetary amounts, to maintain the Sublet Space and repair damages thereto, to surrender the Sublet Space to Sublessor in clean condition and repair upon termination of this Sublease and to discharge Sublessee's other obligations hereunder. Sublessor may use and commingle the Security Deposit with other funds of Sublessor. If Sublessee fails to perform Sublessee's obligations hereunder beyond any applicable notice and cure period, Sublessor may, but without any obligation to do so, apply all or any portion of the Security Deposit towards fulfillment of Sublessee's unperformed obligations. If Sublessor does so apply any portion of the Security Deposit, Sublessee's failure to remit to Sublessor a sufficient amount in cash to restore the Security Deposit to the original amount within five (5) days after receipt of Sublessor's written demand to do so shall constitute an event of default. Upon termination of this Sublease, if Sublessee has then performed all of Sublessee's obligations hereunder, Sublessor shall return the Security Deposit, or whatever amount remains of the Security

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Deposit after Sublessor applied all or a portion of the Security Deposit to perform Sublessee's obligations hereunder, to Sublessee without payment of interest.

        7.    Use.    The Sublet Space is to be used for the Permitted Uses, and for no other purpose or business without the prior written consent of Sublessor. In no event shall the Sublet Space be used for a purpose or use prohibited by the Master Lease.

        8.    Indemnity.    Sublessee agrees to protect, defend, indemnify, and hold Sublessor harmless from and against any and all liabilities, claims, expenses, losses and damages (including reasonable attorneys' fees and costs), that may at the time be asserted against Sublessor by (a) Landlord for failure of Sublessee to perform any of the covenants, agreements, terms, provisions, or conditions contained in the Master Lease that Sublessee is obligated to perform under the provisions of this Sublease; or (b) any person as a result of Sublessee's use or occupancy of the Sublet Space, except to the extent any of the foregoing is caused by the negligence or willful misconduct of Sublessor. Sublessor agrees to protect, defend, indemnify, and hold Sublessor harmless from and against any and all liabilities, claims, expenses, losses and damages (including reasonable attorneys' fees and costs), that may at the time be asserted against Sublessee by (a) Landlord for failure of Sublessor to perform any of the covenants, agreements, terms, provisions, or conditions contained in the Master Lease that Sublessor is obligated to perform under the provisions of this Sublease; or (b) any person as a result of the negligence or willful misconduct of Sublessor. The provisions of this Section 8 will survive the expiration or earlier termination of the Master Lease or this Sublease.

        9.    Right to Cure Sublessee's Defaults.    If Sublessee shall at any time fail to make any payment or perform any other obligation of Sublessee hereunder, then Sublessor shall have the right, but not the obligation, after the lesser of five (5) days' notice to Sublessee or the time within which Landlord may act on Sublessor's behalf under the Master Lease, or without notice to Sublessee in the case of any emergency, and without waiving or releasing Sublessee from any obligations of Sublessee hereunder, to make such payment or perform such other obligation of Sublessee in such manner and to such extent as Sublessor shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys and other professionals, and incur and pay reasonable attorneys' fees and other costs reasonably required in connection therewith. Sublessee shall pay to Sublessor upon demand all sums so paid by Sublessor and all incidental costs and expenses of Sublessor in connection therewith, together with interest thereon at the Interest Rate.

        10.    Damage and Destruction.

          a.    Termination of Master Lease.    If the Sublet Space is damaged or destroyed and Landlord or Sublessor exercises any option either may have to terminate the Master Lease, if any, this Sublease shall terminate as of the date of the termination of the Master Lease.

          b.    Continuation of Sublease.    If the Master Lease is not terminated following any damage or destruction as provided above, this Sublease shall remain in full force and effect. Despite anything contained in the Master Lease to the contrary, as between Sublessor and Sublessee only, in the event of damage to or condemnation of the Sublet Space, all insurance proceeds or condemnation awards received by Sublessor under the Master Lease will be deemed to be the property of Sublessor, and Sublessor will have no obligation to rebuild or restore the Sublet Space.

        11.    Eminent Domain.

          a.    Total Condemnation.    If all of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation, for any public or a quasi-public use or purpose ("Condemned" or "Condemnation"), this Sublease shall terminate as of the date of title vesting in such proceeding, and Base Rent shall be adjusted to the date of termination.

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          b.    Partial Condemnation.    If any portion of the Premises is condemned, and Sublessor exercises any option to terminate the Master Lease, this Sublease shall automatically terminate as of the date of the termination of the Master Lease. If Sublessor has the option to terminate the Master Lease, Sublessor shall promptly give Sublessee notice of such option and shall exercise such option if so directed by Sublessee subject to the relevant provisions of the Master Lease and further provided that such partial condemnation renders the Premises unusable for Sublessee's business as reasonably determined by Sublessor. If this Sublease is not terminated following any such Condemnation, this Sublease shall remain in full force and effect and Sublessor shall promptly restore the Premises to the extent of any Condemnation proceeds recovered by Sublessor and, in addition, Sublessor shall diligently enforce any rights under the Master Lease to require Lessor to rebuild the Premises. Base Rent shall be equitably adjusted to take into account interference with Sublessee's ability to conduct its operations on the Premises as a result of the Premises being Condemned.

          c.    Sublessee's Award.    Subject to the provisions of the Master Lease, Sublessee shall have the right to recover from the condemning authority, but not from Sublessor, such compensation as may be separately awarded to Sublessee in connection with costs and removing Sublessee's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location.

        12.    Insurance.    All insurance policies required to be carried by Sublessee, pursuant to the Master Lease, shall contain a provision whereby Sublessor and Landlord are each named as additional insureds under such policies.

        13.    Brokerage Commission.    Sublessor shall pay a brokerage commission to Sublessor's Broker for Sublessee's subletting of the Sublet Space as provided for in a separate agreement between Sublessor and Sublessor's Broker. Sublessor's Broker shall pay a brokerage commission to Sublessee's Broker as provided for in a separate agreement between Sublessor's Broker and Sublessee's Broker. Sublessee warrants for the benefit of Sublessor that its sole contact with Sublessor or the Sublet Space in connection with this transaction has been directly with Sublessor and Sublessee's Broker. Sublessee further warrants for the benefit of Sublessor that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Sublessee with respect to the other party or the Sublet Space. Sublessee shall indemnify, defend by counsel acceptable to Sublessor and hold Sublessor harmless from and against any loss, cost or expense, including, but not limited to, attorneys' fees and court costs, resulting from any claim for a fee or commission by any broker or finder, other than any claims by Sublessee's Broker or Sublessor's Broker, in connection with the Sublet Space and this Sublease.

        14.    Right of First Offer.    Provided that: (i) Sublessee is not then in default hereunder beyond any applicable notice and cure period, (ii) Sublessee has not been in default under the terms of this Sublease more than two (2) times during the Term of this Sublease, (iii) Sublessee has not assigned this Sublease (except pursuant to a Permitted Transfer), and (iv) Sublessee has not sublet more than forty percent (40%) of the Sublet Space (except pursuant to a Permitted Transfer) and Sublessee and or a transferee pursuant to a Permitted Transfer are in physical possession of at least sixty percent (60%) of the Sublet Space, then if Sublessor determines, in Sublessor's sole and absolute discretion, that Sublessor shall no longer occupy space in the Premises, then prior to making such space available to any other parties for sublease, Sublessor shall provide Sublessee with written notice thereof (the "Space Availability Notice"), and the terms on which Sublessor intends to make the premises available for subletting. If Sublessee provides Sublessor with written notice (the "Acceptance Notice") within five (5) business days of the date of the Space Availability Notice of Sublessee's agreement to such subletting terms, then the parties shall enter into an amendment of this Sublease within five (5) business days after the date of the Space Availability Notice (or five (5) business days after receipt of the draft amendment, if later), subject to Landlord's consent under the Master Lease, pursuant to Sublessee's occupancy of such additional space shall be on all of the terms and conditions of this

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Sublease, except that: (a) the Rent Commencement Date shall be the date specified in the Space Availability Notice, (b) the Base Rent for such space shall be the "Fair Market Rental Value" therefore, as defined and determined in accordance with the terms of Section 4.5.2.1 of the Master Lease, and (c) the Security Deposit and Sublessee's Share shall be adjusted accordingly. If Sublessee fails to deliver the Acceptance Notice, or deliver an executed amendment as provided for above, then Sublessor shall have the right to market such space on economic terms not less than 90% of the terms set forth in the Space Availability Notice.

        15.    Miscellaneous.

          a.    Entire Agreement.    This Sublease contains all of the covenants, conditions and agreements between the parties concerning the Sublet Space, and shall supersede all prior correspondence, agreements and understandings concerning the Sublet Space, both oral and written. No addition or modification of any term or provision of this Sublease shall be effective unless set forth in writing and signed by both Sublessor and Sublessee.

          b.    Captions.    All captions and headings in this Sublease are for the purposes of reference and convenience and shall not limit or expand the provisions of this Sublease.

          c.    Landlord's Consent.    This Sublease is conditioned upon Landlord's written approval of this Sublease within thirty (30) days after the Effective Date. If Landlord refuses to consent to this Sublease, or if the thirty (30) day consent period expires, this Sublease shall terminate and neither party shall have any continuing obligation to the other with respect to the Sublet Space; provided Sublessor shall return the Deposit and first month's rent, if previously delivered to Sublessor, to Sublessee.

          d.    Authority.    Each person executing this Sublease on behalf of a party hereto represents and warrants that he or she is authorized and empowered to do so and to thereby bind the party on whose behalf he or she is signing.

          e.    Attorneys' Fees.    In the event either party shall bring any action or proceeding for damages or for an alleged breach of any provision of this Sublease to recover rents, or to enforce, protect or establish any right or remedy hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and court costs as part of such action or proceeding.

          f.    Notices.    All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and either personally delivered, sent by commercial overnight courier, or mailed, certified or registered, postage prepaid, and addressed to the party to be notified at the address for such party as specified in the Defined Terms or to such other place as the party to be notified may from time to time designate by at least ten (10) days' notice to the notifying party. Notices shall be deemed served upon receipt or refusal to accept delivery. Sublessee appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of occupying the Sublet Space at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Sublet Space.

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        IN WITNESS WHEREOF, the parties hereto have executed one (1) or more copies of this Sublease, effective as of the Effective Date.

"Sublessor"
NETWORK APPLIANCE, INC., a California corporation
By:
Name:
Title:
"Sublessee"
STARENT NETWORKS, INC.
By:
Name:
Title:
By:
Name:
Title:
ACCEPTED AND AGREED TO:
"Landlord"
NORTH TEWKSBURY COMMONS, L.L.C.
By:

Its:

By:

Its:

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EXHIBIT A

MASTER LEASE

[To Be Attached]

EXHIBIT A

LEASE

NORTH TEWKSBURY COMMONS, L.LC.
Landlord

and

NETWORKS APPLIANCES, INC.
Tenant

December 1, 2000

TABLE OF CONTENTS

Article 1 Summary of Basic Lease Information
Section 1.1	Premises
Section 1.2	Lease Term
Section 1.3	Base Rent
Section 1.4	Additional Rent
Section 1.5	Security Deposit
Section 1.6	Permitted Use
Section 1.7	Addresses for Notice
Section 1.8	Brokers
Section 1.9	Guarantor
Section 1.10	Tenant Improvement Allowance
Section 1.11	Exhibits
Article 2 Real Property, Building and Premises
Section 2.1	Lease of Premises
Section 2.2	Appurtenant Rights
Section 2.3	Landlord's Reservation of Rights
Section 2.4	Preparation of Premises; Acceptance
Section 2.5	Rentable Area and Usable Area
Article 3 First offer Right
Section 3.1	Landlord's First offer Notice to Tenant
Section 3.2	Terms of Lease
Section 3.3	Non-applicability
Article 4 Lease Term
Section 4.1	Lease Term
Section 4.2	Confirmation of Lease Information
Section 4.3	Lease Year
Section 4.4	Delay in Scheduled Commencement Date
Section 4.5	Option to Extend Term
Article 5 Base Rent
Section 5.1	Definition of Base Rent
Section 5.2	Initial Payment; Proration
Section 5.3	Application of Payments
Article 6 Additional Rent
Section 6.1	Additional Rent; Rent
Section 6.2	Operating Expenses
Section 6.3	Tax Expenses
Section 6.4	Calculation and Payment of Additional Rent
Section 6.5	Allocation of Direct Expenses
Section 6.6	Taxes and Other Charges for Which Tenant is Directly Responsible
Section 6.7	Landlord's Books and Records; Tenant's Audit Rights

Article 7 Security Deposit
Section 7.1	Delivery of Letter of Credit
Section 7.2	Replacement Letter of Credit
Section 7.3	Landlord's Right to Draw on Letter of Credit
Section 7.4	Letter of Credit Security Deposit
Section 7.5	Landlord's Transfer of Letter of Credit
Section 7.6	Assignment or Encumbrance of Letter of Credit
Section 7.7	Restoration of Letter of Credit and Security Deposit
Section 7.8	Reduction in Letter of Credit Amount
Section 7.9	Interest on Security Deposit
Section 7.10	Return of Security Deposit
Article 8 Use
Section 8.1	Permitted Use
Section 8.2	Rules and Regulations
Section 8.3	Additional Restrictions on Use
Article 9 Compliance with Laws
Section 9.1	Definition of "Laws and Orders"
Section 9.2	Repairs, Replacements, Alterations and Improvements
Section 9.3	Collateral Estoppel
Article 10 Hazardous Material
Section 10.1	Use of Hazardous Material
Section 10.2	Warranties; Notice of Release or Investigation
Section 10.3	Indemnification
Section 10.4	Remediation Obligations
Section 10.5	Definition of "Hazardous Material"
Article 11 Utilities and Services
Section 11.1	Standard Tenant Utilities and Services
Section 11.2	Overstandard Tenant Use
Section 11.3	Interruption of Utilities
Section 11.4	Utility Providers
Article 12 Repairs and Maintenance
Section 12.1	Tenant's Repair and Maintenance Obligations
Section 12.2	Landlord's Repair and Maintenance Obligations

ii

Article 13 Alterations and Additions
Section 13.1	Landlord's Consent to Alterations
Section 13.2	Compliance of Alterations with Laws and Insurance Requirements
Section 13.3	Manner of Construction
Section 13.4	Payment for Alterations
Section 13.5	Construction Insurance
Section 13.6	Ownership of Alterations
Section 13.7	Initial Improvements
Article 14 Covenant Against Liens
Article 15 Indemnification and Insurance
Section 15.1	Definition of "Tenant Parties" and "Landlord's Parties"
Section 15.2	Indemnification
Section 15.3	Compliance with Insurer Requirements
Section 15.4	Tenant's Liability Coverage
Section 15.5	Tenant's Workers' Compensation and Employer Liability Coverage
Section 15.6	Tenant's Property Insurance
Section 15.7	Business Income and Extra Expense Coverage
Section 18.5	Other Tenant Insurance Coverage
Section 15.9	Form of Policies and Additional Requirements
Section 15.10	Waiver of Subrogation
Section 15.11	Exculpation
Section 15.12	Landlord's Property Insurance
Article 16 Damage and Destruction
Section 16.1	Repair of Damage by Landlord
Section 16.2	Landlord's Notice
Section 16.3	Landlord's Option to Terminate or Repair
Section 16.4	Tenant's Option to Terminate
Section 16.5	Rent Abatement Due to Casualty
Section 16.6	Damage Near End of Term
Section 16.7	Effective Date of Termination; Rent Apportionment
Article 17 Condemnation
Section 17.1	Definition of "Condemnation"
Section 17.2	Notice of Condemnation
Section 17.3	Termination of Lease
Section 17.4	Effect of Condemnation if Lease is Not Terminated
Section 17.5	Allocation of Award

iii

Article 18 Assignment and Subleasing
Section 18.1	Restricted Transfers
Section 18.2	Transfer Procedure
Section 18.3	Landlord's Consent
Section 18.4	Transfer Premium
Section 18.5	Landlord's Option to Recapture Space
Section 18.6	Right to Collect Rent
Section 18.7	Transfers of Ownership Interests and Other Organizational Changes
Section 18.8	Restrictions on Marketing the Space
Article 19 Surrender of Premises
Section 19.1	Surrender of Premises
Section 19.2	Removal of Tenant Property by Tenant
Article 20 Holding Over
Section 20.1	Holdover Rent
Section 20.2	No Consent or Waiver Implied
Article 21 Estoppel Certificates
Section 21.1	Tenant's Obligation to Provide Estoppel Certificates
Section 21.2	Additional Requested Documents or Instruments
Section 21.3	Failure to Deliver
Article 22 Subordination, Non-disturbance and Attornment
Section 22.1	Automatic Subordination
Section 22.2	Subordination Agreement
Section 22.3	Attornment
Article 23 Defaults and Remedies
Section 23.1	Tenant's Default
Section 23.2	Landlord's Remedies on Tenant's Default
Section 23.3	Form of Payment after Default
Section 23.4	Acceptance of Rent without Waiving Rights
Section 23.5	Tenant's Remedies on Landlord's Default
Section 23.6	Notice of Default; Right to Cure
Article 24 Landlord's Right to Perform Tenant's Obligations
Section 24.1	Landlord's Right to Perform Tenant's Obligations
Section 24.2	Reimbursement by Tenant
Article 25 Late Payments
Section 25.1	Late Charges
Section 25.2	Interest

iv

Article 26 Non-waiver
Section 26.1	Non-waiver
Section 26.2	Acceptance and Application of Payment; Not Accord and Satisfaction
Article 27 Attorney Fees and Costs
Article 28 Landlord's Access to Premises
Section 28.1	Landlord's Access to Premises
Section 28.2	Tenant's Waiver
Section 28.3	Method of Entry
Article 29 Signs
Section 29.1	Building Name; Landlord's Signage Rights
Section 29.2	Tenant's Signage Rights within Building
Article 30 Miscellaneous
Section 30.1	Captions
Section 30.2	Word Usage
Section 30.3	Counting Days
Section 30.4	Entire Agreement; Amendments
Section 30.5	Exhibits
Section 30.6	Reasonableness and Good Faith
Section 30.7	Partial Invalidity
Section 30.8	Binding Effect
Section 30.9	Independent Covenants
Section 30.10	Governing Law
Section 30.11	Notices
Section 30.12	Force Majeure
Section 30.13	Time of the Essence
Section 30.14	Modifications Required by Landlord's Lender
Section 30.15	Recording; Memorandum of Lease
Section 30.16	Liability of Landlord
Section 30.17	Transfer of Landlord's Interest
Section 30.18	Joint and Several Obligations of Tenant
Section 30.19	Submission of Lease
Section 30.20	Legal Authority
Section 30.21	Right to Lease
Section 30.22	Brokers
Exhibit A	Lease Plan
Exhibit B	Site Plan
Exhibit C	Tenant Work Letter
Exhibit D	Janitorial Schedule
Exhibit E	Rules and Regulations
Exhibit F	Intentionally deleted

v

OFFICE LEASE

        THIS LEASE, made as of this 1st day of December, 2000, by and between North Tewksbury Commons, L.L.C., a Massachusetts limited liability company, hereinafter referred to as "Landlord" and Network Appliance, Inc., a California corporation, hereinafter referred to as "Tenant".

        IN CONSIDERATION of the rent to be paid and the covenants to be performed by Tenant, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, certain premises in Landlord's Office Building, upon the terms and conditions hereinafter contained.

ARTICLE 1
SUMMARY OF BASIC LEASE INFORMATION

        Each reference in this Lease to any provision in this Summary shall be construed to incorporate all the terms provided under that provision of the Summary. In the event of any conflict between a provision in this Summary and a provision in the balance of the Lease, the latter shall control The basic terms of this Lease are:

        Section 1.1    Premises.    (Article 2)

  (a)
  Building: The Apple Hill III Office Building situated at 30 International Place in the Town of Tewksbury, Massachusetts.

  (b)
  Premises: Approximately 36,368 Rentable Square Feet of space located on the first and second floors of the Building as outlined in Exhibit A, known as Suites 100 and 200.

        Section 1.2 Lease Term.    (Article 4)

  (a)
  Lease Term (Section 4.1): Ten (10) years plus the partial month, if any, commencing on the Lease Commencement Date.

  (b)
  Lease Commencement Date (Section 4.1): The earlier of (a) the date on which Tenant takes possession of and occupies all or any portion of the Premises for the conduct of Tenant's business therein (other than in connection with the installation of Tenant's equipment, furniture or fixtures pursuant to Section 6.6 of the Tenant Work Letter), or (b) the date of Substantial Completion (as that term is defined in Section 5.1 of the Tenant Work better but subject to acceleration due to Tenant Delay as defined in Section 5.4 of the Tenant Work better) of the Tenant Improvements by Landlord. The Term "Tenant Improvements" as used in this Lease is defined in Section 2.1 of the Tenant Work Letter. Landlord shall use its best efforts to Substantially Complete construction of the Tenant Improvements by February 15, 2001 (the "Scheduled Commencement Date").

  (c)
  Lease Expiration Date (Section 4.1): The last day of the month in which the tenth anniversary of the Lease Commencement Date occurs

        Section 1.3    Base Rent    (Article 5).

  (a)
  Lease Years 1 through 3, the sum of $981,936.00 annually, payable in equal monthly installments of $81,828.00

  (b)
  Lease Years 4 and 5, the sum of $1,036,488.00 annually, payable in equal monthly installments of $86,374.00

  (c)
  Lease Years 6 through 8, the sum of $1,109,224.00 annually, payable in equal monthly installments of $92,435.33

  (b)
  Lease Years 9 and 10, the sum of $1,145,592.00 annually, payable in equal monthly installments of $95,466.00

        Section 1.4    Additional Rent    (Article 6).

  (a)
  Base Year: The calendar year 2001.

  (b)
  Expense Year: Each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

  (c)
  Tenant's Share: Sixty-five percent (65%)

        Section 1.5    Security Deposit    (Section 7.1): $163,656

        Section 1.6    Permitted Use    (Section 8,1): General Office Use

        Section 1.7    Addresses for Notices:    (subsection 30.11.3)

  (a)
  Landlord's address:

    c/o The CW Companies, Inc.
    600 Unicorn Park Drive
    Woburn, Massachusetts 01801

    Fax: (781) 932-3092

  (b)
  Tenant's address:

  (i)
  Prior to Lease Commencement Date:

      495 East Java Drive
      Sunnyvale, California 94089
      Telephone: (480) 822-6000

    (ii)
    After Lease Commencement Date:

      30 International Place, Suite 100
      Tewksbury, Massachusetts 01876
      Telephone: (978)

  (c)
  Address of Landlord's lender:            [Address; fax numbed]

  (d)
  Tenant's Tax Identification Number:

  (e)
  Landlord's Tax Identification Number: 04-3401688

        Section 1.8    Brokers    (Section 30.22):

Landlord' Broker:	Mark R. Reardon Cushman & Wakefield of Massachusetts, Inc. 125 Summer Street, Suite 1500 Boston, Massachusetts 02110-1616
Telephone: (617) 330-6966 Fax: (617) 330-9499
Tenant's Broker:
Cawley International/McCall & Almy, Inc. One Post Office Square, Suite 3740 Boston, Massachusetts 02109
Telephone: (617) 542-4141 Fax: (617) 542-4499

        Section 1.9    Guarantor.    None

        Section 1.10    Tenant Improvement Allowance    (Section 2.1 of Tenant Work Letter)
$727,360.00 based upon $20.00 per Rentable Square Foot of the Premises

        Section 1.11    Exhibits.    The Exhibits and Addenda, if any, listed in this Section are incorporated herein by reference and are a part of this Lease:

Exhibit A	Lease Plan
Exhibit B	Site Plan
Exhibit C	Tenant Work Letter
Exhibit D	Rules and Regulations
Exhibit E	Janitorial Schedule
Exhibit F	Intentionally deleted

ARTICLE 2
REAL PROPERTY, BUILDING AND PREMISES

        Section 2.1    Lease of Premises.    Landlord leases to Tenant and Tenant leases from Landlord the Premises described in Section 1.1(b) which are located in the Building described in Section 1.1(a). The outline of the Premises is set forth in Exhibit A. The Building, the areas servicing-the Building (including any adjacent parking area), and the land on which the Building and those areas are located (as shown on the Site Plan attached to this Lease as Exhibit B) are sometimes collectively referred to as the "Real Property". Tenant acknowledges that Landlord has made no representation or warranty regarding the condition of the Real Property except as specifically stated in this Lease.

        Section 2.2    Appurtenant Rights.    Tenant is granted the right at all times during the Lease Term to the nonexclusive use of the main lobby of the Building, common corridors and hallways, stairwells, elevators, restrooms, and other public or common areas located on the Real Property including, but not limited to, driveways, sidewalks, parking areas and access roads. Landlord, however, has the sole discretion to determine the manner in which those public and common areas are maintained and operated, and the use of those areas shall be subject to the Rules and Regulations, defined in Section 8.2.

        Section 2.3    Landlord's Reservation of Rights.    The following rights are reserved to Landlord:

  (a)
  The right to all of the Building, except for the space within the Premises;

  (b)
  The right to change all elements of the Real Property except for the space within the Premises and except as otherwise provided in this Lease; and;

  (c)
  The rights reserved to Landlord by provisions of this Lease or by operation of law;

        Any changes that Landlord makes to the Real Property as permitted by this Section 2.3 must be carried out in a manner that will not unreasonably interfere with Tenant's use of the Premises

        Section 2.4    Preparation of Premises.    The rights and obligations of the parties regarding the construction of the Premises before the commencement of the Lease Term are stated in the Tenant Work Better attached to this Lease as Exhibit C. If this Lease conflicts with the Tenant Work Letter, the provisions of the Tenant Work Better shall prevail.

        Section 2.5    Rentable Area and Usable Area.

        2.5.1    Standard of Calculation.    For purposes of this Lease (a) "Useable Area" shall be calculated pursuant to the Standard Method For Measuring Floor Area in Office Buildings (ANSI/BOMA Z65.1, 1996); and "Useable Square Feet" and "Useable Footage" shall have the same meaning as the term "Useable Area", (b) "Rentable Area" shall be calculated by multiplying the Useable Area by 1.18, the agreed upon R/U Ratio. "Rentable Square Feet" and "Rentable Footage" shall have the same meaning as "Rentable Area".

        2.5.2    Verification of Usable Area of Premise.    The Usable Area of the Premises is subject to verification from time to time by Landlord's architect. Tenant's architect may consult with Landlord's architect regarding that verification but the determination of Landlord's architect shall be conclusive and binding on the parties. If Landlord's architect determines that the Rentable Area of the Premises calculated in the manner set forth in Section 2.5.1 is different from the Rentable Square Feet stated Section 1.1(b), all Rent that is based on that incorrect amount shall be modified in accordance with that determination. If that determination is made, it shall be confirmed in writing by Landlord to Tenant.

ARTICLE 3
FIRST OFFER RIGHT

        Section 3.1    Landlord's First Offer Notice to Tenant.    Landlord shall provide Tenant with written notice ("First Offer Notice") from time to time when Landlord determines that space ("First Offer Space[s]") becomes available in the Building for lease to third parties. Such First Offer Notice shall (a) identify the First Offer Space(s) that will be available and (b) state the projected delivery date. If Tenant wishes to exercise its First Offer Right with respect to such space, Tenant shall, within ten (10) business days after delivery of the First Offer Notice, deliver notice to Landlord of Tenant's intention to exercise its First Offer Right with respect to such First Offer Space(s). If Tenant does not exercise its First Offer Right within said ten (10) day period, the First Offer Right shall terminate for such First Offer Space(s) and Landlord shall thereafter be free to lease that First Offer Space(s) to anyone, at any time thereafter, and upon any terms without any obligation to provide Tenant with a further right to lease such space.

        The First Offer Right shall be personal to the originally-named Tenant and any assignee of the Lease which is an affiliate of such Tenant, purchases a majority or controlling interest in the ownership or assets of such Tenant or has merged or consolidated with such Tenant and not by any other assignee, sublessee, or other transferee of Tenant's interest in the Lease.

        Tenant shall not have the right to lease any such First Offer Space if (i) Tenant is in default under the Lease at the time set forth herein for exercise beyond any applicable notice and cure period, (ii) at the time set forth herein for exercise, Tenant is not occupying the entire Premises for the Permitted Use, or (iii) if, at the time set forth for delivery of the First Offer Space, less than three (3) full Lease Years remain in the Lease Term (unless Tenant, simultaneously with the exercise of its First Offer Right, exercises an existing option which would extend the Lease Term for an additional period of five [5] lease years). If less than three (3) full Lease Years remain in the Lease Term, Landlord shall provide Tenant simultaneously with the First Offer Notice an Option Rent Notice as provided in Section 4.5.3.2. If Tenant wishes to contest the Option Rent in the Option Rent Notice, Tenant shall, at the time of delivery of notice to Landlord of Tenant's intention to exercise its First Offer Right with respect to such First Offer Space, deliver to Landlord an objection to Option Rent as set forth in Section 4.5.3.4 and thereafter the parties will follow the procedures described in Section 4.5.3.4.1. If Tenant does not deliver an Objection to Option Rent, the Option Rent shall be as set forth in the Option Rent Notice.

        Section 3.2    Terms of Lease.    If Tenant exercises the First Offer Right in a timely and valid manner, then Landlord shall deliver the First Offer Space to Tenant on the delivery date set forth in Landlord's notice and Tenant shall accept such space in its as-is condition as of the delivery date. Landlord shall not be liable to Tenant or otherwise be in default if Landlord is unable to deliver the First Offer Space to Tenant on the projected delivery date due to the failure of any other tenant to vacate and surrender the First Offer Space to Landlord in a timely manner. If Tenant exercises its First

Offer Right in a timely and valid manner, then Landlord and Tenant agree to enter into an amendment to this Lease providing that, as of the delivery date (and continuing for the balance of the Lease Term), the First Offer Space shall be incorporated into and be a part of the Premises. Tenant's lease of the First Offer Space shall be on the same terms and conditions as apply, from time to time, to the original Premises except that (a) the terms of Exhibit C (with the exception of Section 2.4 and Schedule 1) shall not be applicable to the First offer Space, (b) any improvements alterations, additions or changes to the First Offer Space shall be made in accordance with Article 13 of the Lease (and Section 2.4 and Schedule 1 of Exhibit C), (c) there shall be no Tenant Improvement Allowance payable by Landlord to Tenant relating to the First Offer Space, and (d) the Base Rent for the First Offer Space shall be greater of (i) the Fair Market Rental Value of the First Offer Space determined in accordance with the provisions of Section 4.5.2.1 et.seq. of this Lease, or (ii) an amount determined by multiplying the Rentable Area of the First Offer Space by the rental rate per Rentable Square Foot then applicable to the original Premises as of the delivery date. The Base Rent applicable to the First Offer Space as so determined shall increase by the same amount (on a Rentable Square Foot Basis) and at the same time as Base Rent for the original Premises.

        Section 3.3    Non-applicability.    Notwithstanding the foregoing, any First Offer Space shall not be deemed to have become available if Landlord enters into a new lease, a lease amendment or lease extension with the tenant of any such space.

ARTICLE 4
LEASE TERM

        Section 4.1    Lease Term.    The provisions of this Lease shall be effective as of the date hereof except that Tenant shall not be required to pay Base Rent or Tenant's Share of Direct Expenses prior to the Lease Commencement Date. The Lease Term shall be the period stated Section 1.2(a). The Lease Term shall commence on the Lease Commencement Date stated in Section 1.2(b) and shall expire on the Lease Expiration Date stated in Section 1.2(c) unless sooner terminated as provided in this Lease.

        Section 4.2    Confirmation of Lease Information.    When the Lease Commencement Date has been determined, Landlord and Tenant shall execute and acknowledge a written statement in recordable form specifying the Lease Commencement Date and the Lease Termination Date.

        Section 4.3    Lease Year.    For purposes of this Lease, the term "Lease Year" means each consecutive twelve (12) month period during the Lease Term. In the event that the Lease Commencement Date is other than the first day of a calendar month, the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the twelfth full calendar month thereafter. The second and each succeeding Lease Year shall commence on the first day of the next calendar month. The last Lease Year ends on the Lease Expiration Date or earlier date of termination.

        Section 4.4    Delay in Scheduled Commencement Date.    If Landlord is unable to deliver possession of the Premises to Tenant with the Tenant Improvements Substantially Complete on or before the Scheduled Commencement Date as the result of fire or other casualty, acts of God, labor difficulties, scarcity of or the inability to obtain labor or materials, or any other causes beyond Landlord's reasonable control ("Excused Delay"), the Scheduled Commencement Date shall be extended for a period equal to the total of the duration of each such delay. If Landlord is unable to deliver possession of the Premises to Tenant with the Tenant Improvements Substantially Complete on or before the Scheduled Commencement Date, as the same may be extended pursuant to this Section 4.4, Landlord shall not be subject to any liability for its failure to do so. This failure shall not affect the validity of this Lease or the obligations of Tenant under it, but the Lease Commencement Date shall be determined in accordance with the provisions of Section 1.2(b).

        4.4.1    Tenant's Termination Notice.    If the Lease Commencement Date shall not occur within seventy-five (75) days following the Scheduled Commencement Date as the same may be extended as the result of Excused Delays as described in Section 4.4 or pursuant to Section 4.4.2 hereof ("Outside Date"), Tenant's sole remedy shall be to terminate this Lease, effective on Landlord's receipt of written notice of termination from Tenant. Tenant's termination notice must be delivered by Tenant to Landlord, if at all, no earlier than the Outside Date and no later than five (5) business days after the Outside Date. Landlord shall have the right to suspend Tenant's termination for a period of fifteen (15) days following the Outside Date by delivering to Tenant, within five (5) business days after the Outside Date, a certificate of the general contractor or Construction manager in charge of construction certifying that it is that contractor's best good-faith judgment that Substantial Completion of the Tenant Improvements will occur within fifteen (15) days after the Outside Date. If Landlord provides this certificate and Substantial Completion of the Tenant Improvements within that fifteen (15) day suspension period, Tenant's termination notice shall be of no further force or effect. If, however, Substantial Completion of the Tenant Improvements does not occur within that fifteen (15) day suspension period, this Lease shall terminate as of the date of expiration of the fifteen (15) day period.

        Section 4.5    Option to Extend Term.    Landlord grants to Tenant the option to extend the Lease Term ("Extension Option") for one period of five (5) Lease Years (Option Term), subject to the conditions described in this Section 4.5. Tenant shall have no other right to extend the term beyond the Option Term.

        4.5.1.    Conditions of Option.    The Extension Option shall be subject to the following conditions:

  (a)
  The Extension Option may be exercised only by written notice delivered by Tenant to Landlord as provided in this Section 4.5 and only if, as of the date of delivery of the notice, Tenant is not in default in the performance of any material term or condition of this Lease beyond the expiration of any applicable cure periods.

  (b)
  The rights contained in this Section 4.5.1 shall be personal to and may be exercised only by the originally named Tenant (and any Transferee occupying the Premises pursuant to a Permitted Transfer described in Section 18.7.2 and not any other assignee, sublessee, or other Transferee of Tenant's interest in this Lease) and only if at least seventy-five percent (75%) of the Premises is being occupied as of the date the Extension Option is exercised.

  (c)
  If Tenant properly exercises the Extension Option and is not in default in the performance of any material term or condition of this Lease beyond the expiration of any applicable cure period the Lease Term, at the end of the initial Lease Term, then the Lease Term shall be extended for the Option Term upon all of the terms and conditions set forth in this Lease except (i) Tenant shall have no further right to extend the Lease Term, and (ii) the Rent payable by Tenant for the Option Term shall be determined in the manner set forth in Section 4.5.2 hereof.

        4.5.2.    Option Rent.    The Rent payable by Tenant during the Option Term ("Option Rent") shall be equal to the Fair Market Rental Value of the Premises as of the commencement of the Option Term but shall not be less than the Base Rent and Tenant's share of Direct Expenses payable by Tenant immediately before the Option Term. Notwithstanding the foregoing the, annual Base Rent component of Rent payable during for the Option Term determined in accordance with this Section 4.5 shall be increased beginning with the third Lease Year of the Option Term by multiplying the Base Rent payable during the second Lease Year of the Option Term by one hundred ten percent (110%). The annual Base Rent as increased in accordance with the preceding sentence shall be the annual Base Rent for the last three Lease Years of the Option Term.

        4.5.2.1    Fair Market Rental Value.    For purposes of this Section 4.5, Fair Market Rental Value of the Premises shall be the rental rate, determined in accordance with Section 4.5.2, at which a sophisticated private sector tenant, in an arm's length transaction, would lease comparable space as of the commencement of the Option Term. For this purpose, "comparable space" shall be office space that is: (a) not subleased, (b) not subject to another tenant's expansion rights, (c) not leased to a tenant that holds an ownership interest in the landlord, (d) not leased to a tenant under a renewal or an extension of a lease, (e) comparable in size, location, and quality to the Premises, (f) leased for a term comparable to the Option Term, and (g) located in office buildings in the Greater Boston Metropolitan Area which are comparable in age, size, location, quality of construction, services and amenities ("Comparable Buildings").

        4.5.2.2.    Rental Rate of Comparable Space.    In determining the rental rate of comparable space, the parties shall take into consideration all escalations and concessions as may then be customary in the market including: (a) rental abatement concessions, (b) tenant improvements or allowances provided or to be provided for the comparable space, and Operating Expense and Tax Expense pass-throughs corresponding to those contained in this Lease and (c) the presence or absence of brokerage commissions due with respect to the transaction..

        4.5.3.    Exercise of Option.    The Extension Option must be exercised by Tenant, if at all, only at the time and in the manner provided in this subsection 4.5.3.

        4.5.3.1. Interest Notice.    If Tenant wishes to exercise the Extension Option, Tenant shall deliver written notice (Interest Notice) to Landlord no less than twelve (12) months before the expiration of the initial Lease Term.

        4.5.3.2.    Option Rent Notice.    After receipt of Tenant's Interest Notice, Landlord shall deliver notice (Option Rent Notice) to Tenant no less than ten (10) months before the expiration of the initial Lease Term, stating the Option Rent, based on Landlord's determination of the Fair Market Rental Value of the Premises as of the commencement date of the Option Term.

        4.5.3.3.    Exercise Notice.    If Tenant wishes to exercise the Extension Option, Tenant must, on or before the earlier of (a) the date occurring nine (9) months before the expiration of the initial Lease Term or (b) the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the Extension Option by delivering written notice (Exercise Notice) to Landlord.

        4.5.3.4.    Objection to Option Rent.    If the Option Rent stated in the Option Rent Notice exceeds the Base Rent payable by Tenant during the last Lease Year of initial Lease Term, Tenant may contest the Option Rent stated in the Option Rent Notice by providing, with the Exercise Notice, written notice to Landlord that Tenant objects to the stated Option Rent. If Tenant provides such written objection, the parties shall follow the procedure described in Section 4.5.3.4.1.

        4.5.3.4.1    Arbitration.    Tenant shall deliver to Landlord with the Exercise Notice and Tenant's written notice of objection the name of a real estate broker who has had at least ten (10) years of experience as a licensed real estate broker for the leasing of office space in Greater Boston

Metropolitan Area. Within ten (10) days after the receipt of such notice, Landlord shall provide Tenant in writing with the name of a real estate broker who meets the same criteria. Within fifteen (15) days thereafter the two brokers shall together appoint a third broker who meets the same criteria and within and additional fifteen (15) days the three brokers shall jointly determine the Fair Market Rental Value of the Premises using the criteria set forth in Sections 4.5.2.1 and 4.5.2.2. If the three brokers cannot agree, the determination of the broker who is the mean of the two extremes shall be binding and conclusive. In no event shall the Fair Market Rental Value of the Premises as determined by the broker(s) be less than the Base Rent and Tenant's share of Direct Expenses payable by Tenant immediately before the Option Term. The decision of the broker(s) shall be binding on both Landlord and Tenant. Each party shall pay all costs, fees and expenses of the broker they select and the parties shall share equally the costs fees and expenses of the third broker.

        4.5.3.5.    Failure To Deliver Timely Notice.    If Tenant fails to deliver a timely Interest Notice or Exercise Notice, Tenant shall be considered to have elected not to exercise the Extension Option.

        4.5.4.    Amendment to Lease.    If Tenant timely exercises its Extension Option, Landlord and Tenant shall, within fifteen (15) days after the Option Rent is determined under Section 4.5.2, execute an amendment to this Lease extending the Lease Term on the terms and conditions set forth in this Section 4.5.

ARTICLE 5
BASE RENT

        Section 5.1    Definition of Base Rent.    Tenant shall pay to Landlord Base Rent in equal monthly installments in the amount forth in Section 1.3, in advance on or before the first day of every calendar month during the Lease Term, without notice, demand, setoff or deduction. Payment shall be made at Landlord's address set forth in Section 1.7 (a) or at any other place that Landlord may from time to time designate in writing. Payment must be in United States dollars, either in the form of a check or via electronically transmitted funds.

        Section 5.2    Initial Payment; Proration.    The Base Rent for the first full calendar month of the Lease Term shall be paid when Tenant executes this Lease. If any payment date (including the Lease Commencement Date) for "Rent", as defined in Section 6.1, falls on a day other than the first day of that calendar month, or if any Rent payment is for a period shorter than one calendar month, the Rent for that fractional calendar month shall accrue on a daily basis for each day of that fractional month at a daily rate equal to 1/365 of the total annual Rent. All other payments or adjustments that are required to be made under the terms of this Lease and that require proration on a time basis shall be prorated on the same basis.

        Section 5.3    Application of Payments.    All payments received by Landlord from Tenant shall be applied to the oldest payment obligation owed by Tenant to Landlord. No designation by Tenant, either in a separate writing or on a check or money order by way of endorsement or otherwise, shall modify this clause or have any force or effect.

ARTICLE 6
ADDITIONAL RENT

        Section 6.1    Additional Rent; Rent.    In addition to paying the Base Rent specified in Article 5, Tenant shall pay as additional rent Tenant's Share of the annual Direct Expenses (meaning the Operating Expenses plus the Tax Expenses as those terms are hereinafter defined) that are in excess of the amount of Direct Expenses applicable to the Base Year. That additional rent, together with other amounts of any kind (other than Base Rent) payable by Tenant to Landlord under the terms of this Lease, shall be collectively referred to in this Lease as "Additional Rent". Base Rent and Additional

Rent are collectively referred to in this Lease as "Rent". Tenant's obligations to pay the Additional Rent provided for in this Article 6 survive the expiration of the Lease Term.

        Section 6.2.    Operating Expenses.    "Operating Expenses" means all reasonable, actual and necessary expenses, costs, and amounts of every kind that Landlord pays or incurs during any Expense Year (except that Landlord may use its normal accrual method of accounting) because of or in connection with the ownership, operation, management, maintenance, repair, replacement, or restoration of the Real Property as determined under generally accepted accounting principles, consistently applied, including, without limitation, any amounts paid or incurred for:

  (a)
  The cost of electricity, water and sewage, gas, fuel, telephone and other utility charges not billable to tenants;

  (b)
  The cost of operating, managing, maintaining, and repairing the heating, ventilating, air-conditioning, electrical, plumbing, sanitary, storm drainage, elevator and other utility and mechanical systems including the cost of supplies and tools and of equipment, maintenance and service contracts in connection with those systems;

  (c)
  The cost of services (including all outside maintenance contractors) performed and supplies, materials, tools and equipment used in operating, managing, maintaining, repairing or restoring the Real Property;

  (d)
  The cost of licenses, certificates, permits and inspections;

  (e)
  The cost of contesting the validity or applicability of any government enactments that may affect the Operating Expenses;

  (f)
  The cost of insurance carried by Landlord, in amounts reasonably determined by Landlord;

  (g)
  Fees, charges and other costs including management fees (not to exceed five percent [5%] of the gross revenues of the Real Property), consulting fees, legal fees and accounting fees of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the operation, management, maintenance and repair of the Real Property;

  (h)
  The cost of parking area maintenance, repair and restoration, including resurfacing, replacement, repainting, restriping, snow plowing and removal, landscaping and cleaning;

  (i)
  Wages, salaries, and other compensation and benefits of all persons engaged in the operation, repair, management, maintenance, or security of the Real Property plus employer's Social Security taxes, unemployment taxes, insurance, and any other taxes that may be levied on those wages, salaries, and other compensation and benefits. If any of Landlord's employees provides services for more than one building of Landlord, only the prorated portion of those employees' wages, salaries, other compensation and benefits, and taxes reflecting the percentage of their working time devoted to the Real Property shall be included in Operating Expenses.

  (j)
  Payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument relating to the sharing of costs by the Building;

  (k)
  The cost of acquiring or renting personal property used in the maintenance, repair, and operation of the Building and Real Property;

  (l)
  The cost of capital improvements or other costs incurred in connection with the Real Property that (i) are intended as a labor-saving device or to effect other economies in the maintenance or operation of all or part of the Real Property or (ii) are required under any government law or regulation but that were not required in connection with the Real Property when permits for the construction of the Building were obtained.

  (m)
  The cost of replacement of any exterior window treatment provided by Landlord and any carpeting in the common areas.

        6.2.1    Adjustment of Operating Expenses.    Operating Expenses shall be adjusted as follows:

        6.2.1.1    Gross-Up Adjustment When Building Is Bess Than Fully Occupied.    If the occupancy of the Building during any part of any Expense Year (including the Base Year) is less than ninety-five percent (95%), Landlord shall make an appropriate adjustment of the variable components of Operating Expenses for that Expense Year, as reasonably determined by Landlord using sound accounting and management principles, to determine the amount of Operating Expenses that would have been incurred had the Building been ninety-five percent (95%) occupied. This amount shall be considered to have been the amount of Operating Expenses for that Expense Year. For purposes of this subsection 6.2.1.1, "variable components" include only those component expenses that are affected by variations in occupancy levels. In adjusting the variable components of Operating Expenses to reflect ninety-five percent (95%) occupancy of the Building, Landlord shall fairly allocate variable Operating Expenses so that:

  (a)
  Landlord does not make a profit from that adjustment; and

  (b)
  the Operating Expenses are no greater than the amount that would have been paid or incurred had the Building been one hundred percent (100%) occupied.

        6.2.1.3    Adjustment for Cost Savings.    Intentionally deleted

        6.2.1.2    Adjustment When Landlord Does Not Furnish a Service to All Tenants.    If, during any part of any Expense Year (including the Base Year), Landlord is not furnishing a particular service or work (the cost of which, if furnished by Landlord, would be included in Operating Expenses) to a tenant (other than Tenant) that has undertaken to perform such service or work in lieu of receiving it from Landlord, Operating Expenses for that Expense Year shall be considered to be increased by an amount equal to the additional Operating Expenses that Landlord would reasonably have incurred during this period if Landlord had furnished such service or work.

        6.2.2    Exclusions From Operating Expenses.    Operating Expenses shall not include:

  (a)
  Interest, amortization, depreciation, attorney fees, costs of environmental investigations or reports, points, fees, and other lender costs and closing costs on any mortgage or mortgages, ground lease payments, or other debt instrument encumbering the Building.

  (b)
  Legal fees incurred in negotiating and enforcing tenant leases.

  (c)
  Real estate brokers' leasing commissions, space-planning costs, attorney fees and costs, disbursements, and other expense incurred in connection with leasing, other negotiations, or disputes with tenants, occupants, prospective tenants, or other prospective occupants of the Building.

  (e)
  The cost of providing any service directly to and paid directly by any tenant.

  (f)
  Any costs expressly excluded from Operating Expenses elsewhere in this Lease.

  (g)
  Costs of any items for which Landlord receives reimbursement from insurance proceeds or a third party. Insurance proceeds shall be excluded from Operating Expenses in the year in which they are received, except that any deductible amount under any insurance policy shall be included within Operating Expenses.

  (h)
  The costs of capital improvement or capital replacements permitted hereunder shall be amortized in equal annual installments over the useful life thereof as determined by Landlord using generally accepted accounting and management principles.

  (i)
  Costs, fees and compensation paid to Landlord, or to Landlord's subsidiaries or affiliates, for services in or to the Building to the extent that they exceed the charges for comparable services rendered by an unaffiliated third party of comparable skill, competence, stature and reputation.

  (j)
  Costs associated with:

  (i)
  Operation of the business of the ownership of the Building or entity that constitutes Landlord or Landlord's property manager, as distinguished from the cost of Building operations, including the costs of partnership or corporate accounting and legal matters; defending or prosecuting any lawsuit with any mortgagee, lender, ground lessor, broker, tenant, occupant or prospective tenant or occupant; selling or syndicating any of Landlord's interest in the Building; and disputes between Landlord and Landlord's property manager;

  (ii)
  Landlord's general corporate or partnership overhead and general administrative expenses, including the salaries of management personnel who are not directly related to the Building and primarily engaged in the operation, maintenance, and repair of the Building, except to the extent that those costs and expenses are included in the management fees; or

  (k)
  Costs incurred (including permit, license, and inspection fees but excluding utilities) or cash consideration paid in renovating or otherwise improving, decorating, painting or redecorating space for tenants, prospective tenants, or other occupants or in renovating or redecorating vacant space available for those tenants, prospective tenants, or other occupants. This exclusion does not apply to remove from Operating Expenses the costs of ordinary maintenance supplied to the tenants of the Building or the costs for renovating or otherwise improving, decorating, painting or redecorating the common areas of the Building.

        Section 6.3    Tax Expenses.    "Tax Expenses" means all federal, state or local government or municipal taxes, fees, charges or other impositions of every kind (whether general, special, ordinary or extraordinary) that are paid or incurred by Landlord during any Expense Year (without regard to any different fiscal year used by any government or municipal authority) because of or in connection with the ownership, leasing and operation of the Real Property. These expenses include taxes, fees and charges such as real property taxes, currently due installments of general and special assessments, transit taxes, leasehold taxes and taxes based on the receipt of rent (including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant); personal property taxes imposed on the fixtures, machinery, equipment, apparatus, systems and equipment; appurtenances; furniture; and other personal property used in connection with the Building.

        6.3.1    Adjustment of Taxes.    For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Building were fully constructed and the Real Property, the Building, and all tenant improvements in the Building were fully assessed for real estate tax purposes. Landlord specifically agrees that the gross-receipts component of Tax Expenses for the Base Year and each subsequent year shall be calculated as if the Building were one hundred percent (100%) occupied with rent-paying tenants. Accordingly, during the portion of any Expense Year occurring after the Base Year, Tax Expenses shall be considered to be increased appropriately.

        6.3.2    Included Tax Expenses.    Tax Expenses shall include:

  (a)
  Any assessment, tax, fee, levy or charge in addition to, or in partial or total substitution of, any assessment, tax, fee, levy or charge previously included within the definition of "real property tax"; any government or private assessments (or the Building's contribution toward a government or private cost-sharing agreement) for the purpose of augmenting or improving the quality of services and amenities normally provided by government agencies. Tenant and Landlord intend that all new and increased assessments, taxes, fees, levies and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of "Tax Expenses" for purposes of this Lease.

  (b)
  Any assessment, tax, fee, levy or charge allocable to, or measured by, the area of the Premises or the rent payable under this Lease, including any gross income tax with respect to the receipt of that rent, or on or relating to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Premises.

  (c)
  Any assessment, tax, fee, levy or charge on this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

  (d)
  Any possessory taxes charged or levied in place of real property taxes.

        6.3.3    Contest Costs; Refunds.    Any expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year in which those expenses are paid. Tax refunds shall be deducted from Tax Expenses in the Expense Year in which they are received by Landlord.

        6.3.4    Excluded Taxes.    Despite any other provision of Section 6.3 (except as provided in subsection 6.3.4 or levied entirely or partially in lieu of Tax Expenses), the following shall be excluded from Tax Expenses:

  (a)
  All excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes applied or measured by Landlord's general or net income (as opposed to rents, receipts, or income attributable to operations at the Building);

  (b)
  Any items included as Operating Expenses; and

  (c)
  Any items paid by Tenant under Section 6.6.

        Section 6.4    Calculation and Payment of Additional Rent.    Tenant's Share of any Direct Expenses for any Expense Year shall be calculated and paid as follows:

        6.4.1    Calculation of Excess.    If Tenant's Share of Direct Expenses for any Expense Year ending or beginning within the Lease Term exceeds Tenant's Share of the amount of Direct Expenses applicable to the Base Year, Tenant shall pay as Additional Rent to Landlord an amount equal to that excess, in the manner stated in subsection 6.4.2.

        6.4.2    Statement of Actual Direct Expenses and Payment by Tenant.    Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each Expense Year a statement setting forth the Direct Expenses incurred or accrued for that preceding Expense Year and indicating the amount, if any, of any excess over Direct Expenses applicable to the Base Year. On receipt of the statement for each Expense Year ending during the Lease Term for which such an excess exists, Tenant shall pay, with its next installment of Base Rent due, the full amount of such excess, less the amounts (if any) paid during that Expense Year as Estimated Excess (as defined in subsection 6.4.3). Landlord's failure to furnish the statement for any Expense Year in a timely manner shall not prejudice Landlord from enforcing its rights under this Article 6. Even if the Lease Term has expired and Tenant has vacated the Premises, if an excess exists when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, Tenant shall immediately pay to Landlord the amount calculated under subsection 6.4.1. The provisions of this subsection 6.4.2 shall survive the expiration or earlier termination of the Lease Term.

        6.4.3    Statement of Estimated Direct Expenses.    Landlord shall give Tenant a yearly expense estimate statement ("Estimate Statement") stating:

  (a)
  Landlord's reasonable estimate ("Estimate") of the total amount of Direct Expenses for the then-current Expense Year; and

  (b)
  The estimated excess ("Estimated Excess").

The Estimated Excess shall be calculated by comparing estimated Direct Expenses (which shall be based on the Estimate) to the amount of Direct Expenses applicable to the Base Year. Landlord's failure to furnish the Estimate Statement for any Expense Year in a timely manner shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 6. If an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, a fraction of that Estimated Excess for the then-current Expense Year (reduced by any amounts paid as provided in the last sentence of this subsection 6.4.3). The numerator of that fraction shall be the number of months that have elapsed in that current Expense Year (including the month of the payment), and the denominator shall be twelve (12). Until a new Estimate Statement is furnished, Tenant shall pay monthly, along with the monthly Base Rent installments, an amount equal to one-twelfth of the total Estimated Excess stated in the previous Estimate Statement delivered by Landlord to Tenant.

        6.4.4    Refund of Overpayment of Excess.    If the statement shows that the excess for any Expense Year ending or beginning within the Lease Term is less than the Estimated Excess actually paid by Tenant for that Expense Year, Landlord shall credit Tenant's next payment of Estimated Excess with the amount by which Tenant's payments of Estimated Excess exceed the actual excess due for that Expense Year. If that statement is provided to Tenant after the end of the Lease Term, Landlord shall include with the statement a refund of the amount by which Tenant's payments of Estimated Excess exceed the actual excess due for that Expense Year.

        Section 6.5    Allocation of Direct Expenses.    Despite any other provision of this Article 6, in the calculation of Direct Expenses for the Base Year:

  (a)
  Direct Expenses shall not include any increase in Tax Expenses attributable to (i) special assessments, charges, costs or fees; or (ii) modifications or changes in government laws or regulations; and

  (b)
  Operating Expenses shall exclude (i) market-wide labor-rate increases arising from extraordinary circumstances (such as boycotts and strikes) and (ii) utility rate increases arising from extraordinary circumstances (such as conservation surcharges, boycotts, embargoes, or other shortages).

        Section 6.6    Taxes and Other Charges for Which Tenant Is Directly Responsible.    Tenant shall reimburse Landlord, on demand, as Additional Rent, for any taxes required to be paid by Landlord that are not already included in Tax Expenses, excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, regardless of whether such taxes are now customary or within the contemplation of the parties to this Lease, when those taxes are:

  (a)
  Measured by or reasonably attributable to:

  (i)
  The cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises; or

  (ii)
  The cost or value of any leasehold improvements made in or to the Premises by or for Tenant (to the extent that the cost or value of those leasehold improvements exceeds the cost or value of a building-standard build-out, as determined by Landlord, regardless of whether title to those improvements is vested in Tenant or Landlord);

  (b)
  Assessed on or related to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of:

  (i)
  The Premises;

  (ii)
  Any portion of the Real Property; or

  (c)
  Assessed either on this transaction or on any document to which Tenant is a party that creates or transfers an interest or an estate in the Premises.

        Section 6.7    Landlord's Books and Records; Tenant's Audit Rights.    Tenant and its authorized representatives may, on no less than thirty (30) days prior written notice, examine, inspect and audit the records of Landlord regarding each statement prepared by Landlord pursuant to Section 6.4.2. The audit of Direct Expenses for any calendar year must be begun within one hundred eighty (180) days after Tenant's receipt of the statement for that year, or the right to audit Direct Expenses for that year shall be deemed waived and the statement shall be considered as final and accepted by Tenant. Tenant's rights under this Section may be exercised only if Tenant is not in default beyond any applicable cure period under this Lease. In no event shall this Section be deemed to allow inspection and audit of Landlord's records by any subtenant of Tenant.

        Such an audit shall be performed during regular business hours at Landlord's offices by a national certified public accounting firm whose primary business must be certified public accounting. There shall be no more than one audit of Direct Expenses for any twelve (12) month period. Tenant agrees diligently to pursue and complete any audit begun by Tenant, and Landlord agrees it shall not unreasonably interfere with the execution of Tenant's audit rights. Except as herein provided, Tenant shall bear all fees and costs of the audit. Pending resolution of any disputes over Direct Expenses, Tenant shall pay to Landlord any Additional Rent alleged to be due from Tenant as reflected on Landlord's statement or any invoice issued on the basis of Landlord's statement. If such audit reveals that the amount that is Tenant's Share of the Direct Expenses has been overstated, then Landlord shall immediately refund the overpayment to Tenant. If overstated by more than four percent (4%), Landlord shall promptly, upon demand, reimburse Tenant for the reasonable costs of such audit. Tenant shall keep any information gained from the inspection of Landlord's records confidential and shall not disclose same to any other party except as required by law.

        Tenant agrees that the provisions of this Section shall be the sole method to be used by Tenant to dispute or contest any Direct Expenses payable by Tenant and Tenant hereby waives any other rights at law or in equity regarding same.

ARTICLE 7
SECURITY DEPOSIT

        Section 7.1    Delivery of Letter of Credit.    Concurrently with Tenant's execution of this Lease, Tenant shall deliver to Landlord, and cause to be in effect during the Beast Term, an-irrevocable Better of Credit in the amount stated in Section 1.5. The Better of Credit shall be in form and content acceptable to Landlord and shall be issued by a bank (the "Bank") selected by Tenant and acceptable to Landlord. The Better of Credit shall, by its terms, permit a transfer or assignment to Landlord's mortgagee or transferee pursuant to the terms of Section 7.5 The Bank shall be a bank that accepts deposits, maintains accounts and has a Boston office that will negotiate a Better of Credit, and deposits of which are insured by the Federal Deposit Insurance Corporation. Tenant shall pay all expenses, points or fees incurred by Tenant in securing and maintaining the Better of Credit. If the term of the Better of Credit will expire prior to expiration of the Lease Term, Tenant shall deliver to Landlord, at least forty-five (45) days prior to the expiration date, a renewal of the Better of Credit for a term not less than one year or a replacement Better of Credit which satisfies the conditions of Section 7.2.

        Section 7.2    Replacement Letter of Credit.    Tenant may, from time to time, replace any existing Letter of Credit with a new Letter of Credit if the new Letter of Credit:

  (a)
  becomes effective at least thirty (30) days before expiration of the Better of Credit that it replaces;

  (b)
  is in the amount required by Section 1.5 and this Article 7;

  (c)
  is issued by a bank acceptable to Landlord;

  (d)
  is for a term not less than one year; and

  (e)
  otherwise complies with the requirements of this Article 7.

        Section 7.3    Landlord's Right to Draw on Letter of Credit.    Landlord shall hold the Better of Credit as security for the performance of Tenant's obligations under this Lease. If Tenant defaults under any provision of this Lease and fails to cure such default after any required notice and prior to the expiration of any applicable cure period, Landlord may, without prejudice to any other remedy it has, draw all or any portion of the Letter of Credit and apply the proceeds to:

  (a)
  any Rent or other sum in default;

  (b)
  any amount that Landlord may spend or become obligated to spend in exercising Landlord's rights under Article 23; or

  (c)
  any expense, loss or damage that Landlord may suffer because of Tenant's default.

        If Tenant fails to renew or replace the Letter of Credit at least forty-five (45) days before its expiration, Landlord may, without prejudice to any other remedy it has, draw on all or the Letter of Credit. Landlord may draw upon the Letter of Credit by notice to the Bank that (i) Tenant has defaulted under the Lease and that any applicable cure period has expired, or (ii) that Tenant has failed to renew or replace the Letter of Credit within the time periods set forth in the Lease. Landlord's notice shall contain the amount which Landlord is drawing under the Letter of Credit. No further documentation shall be required and the Bank shall be entitled to rely on Landlord's notice.

        Section 7.4    Letter of Credit Security Deposit.    Any portion of the Letter of Credit that is drawn on by Landlord but not applied by Landlord shall be held by Landlord as a security deposit (the "Security Deposit") which may be applied from time to time by Landlord for the purposes described in Sections 7.3(a), (b) and (c).

        Section 7.5    Landlord's Transfer of Letter of Credit.    If Landlord transfers or mortgages its interest in the Premises, Landlord shall transfer or assign the Letter of Credit or any Security Deposit held pursuant to Section 7.4 to Landlord's mortgagee or transferee and thereupon be relieved of further responsibility with respect to the Letter of Credit or Security Deposit so long as the transferee agrees in writing to hold the Letter of Credit or Security Deposit under the provisions of this Article 7.

        Section 7.6    Assignment or Encumbrance of Letter of Credit.    Tenant may not assign, mortgage or encumber the Letter of Credit or Security Deposit without the consent of Landlord. Any attempt to do so shall be void and shall not be binding upon Landlord.

        Section 7.7    Restoration of Letter of Credit and Security Deposit.    If Landlord draws on any portion of the Letter of Credit, Tenant shall, within five (5) business days after demand by Landlord, either (a) deposit cash with Landlord in an amount that, when added to the amount remaining under the Letter of Credit and the amount of Security Deposit, shall equal the amount required to be deposited under Section 1.5, or (b) deliver written documentation executed by the Bank confirming that the Letter of Credit has been reinstated to the amount required under Section 1.5 and this Article 7.

        If Landlord applies any portion of the Security Deposit, Tenant shall, within five (5) business days after demand by Landlord, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the amount required under Section 1.5 Any cash deposited by Tenant shall be held by Landlord as Security Deposit, which may be applied by Landlord for the purposes described in Section 7.3(a), (b) and (c) of this Article 7.

        Section 7.8    Interest on Security Deposit.    Tenant is not entitled to any interest on the Security Deposit.

        Section 7.9    Return of Security Deposit.    The unused portion of the Security Deposit, if any, shall be returned to Tenant, or the last assignee of Tenant's interest under the Lease, within thirty (30) days following the expiration or termination of the Lease Term so long as Tenant is not then in default of its lease obligations.

ARTICLE 8
USE

        Section 8.1    Permitted Use.    Tenant shall use the Premises solely for the "Permitted Use," as defined in Section 1.6 and for no other purpose or purposes.

        Section 8.2    Rules and Regulations.    Tenant shall comply with the rules attached to this Lease as Exhibit D and any amendments or additions promulgated by Landlord from time to time with respect to the safety, care, and cleanliness of the Premises, Building, and Real Property or for the preservation of good order as long as:

  (a)
  The Rules and Regulations do not require Tenant to pay Additional Rent;

  (b)
  No amendment or addition to the Rules and Regulations is binding on Tenant until the tenth business day after Tenant receives written notice of the change, and no amendment or addition applies retroactively;

  (c)
  The Rules and Regulations do not take precedence over the specific terms and conditions of this Lease.

If Landlord acts reasonably, in good faith, and in a nondiscriminatory manner in enforcing the Rules and Regulations, Landlord shall not be responsible to Tenant for the failure of any other tenants or occupants of the Building to comply with the Rules and Regulations.

        Section 8.3    Additional Restrictions on Use.    In addition to complying with other provisions of this Lease concerning the use of the Premises:

  (a)
  Tenant shall not permit the occupancy of the Premises at any time during the Lease Term to exceed one person (including visitors) per one hundred fifty (150) Usable Square Feet of space in the Premises;

  (b)
  Tenant shall not use or knowingly allow any person to use the Premises for any purpose that is contrary to the Rules and Regulations, that violates any Laws and Orders, that constitutes waste or nuisance, or that would unreasonably annoy other occupants of the Building or the owners or occupants of buildings adjacent to the Building; and

  (c)
  Tenant shall not use or knowingly allow any person to use the Premises for any purpose that violates any recorded covenants, conditions, and restrictions that now or later affect the Real Property of which Landlord has informed Tenant as long as Landlord does not modify, amend or enter into any covenants, conditions or restrictions that contravene the provisions of this Lease or that otherwise adversely affect Tenant's use of the Premises or the conduct of its business on the Premises. Landlord represents and warrants that there are no covenants, conditions or restrictions that would adversely and materially affect Tenant's use and occupancy of the Premises.

  (d)
  Tenant shall not use or knowingly allow any person to use the Premises in any way inconsistent with the maintenance of the Building as a first-class office building in the quality of its upkeep, use and occupancy.

ARTICLE 9
COMPLIANCE WITH LAWS

        Section 9.1    Definition of "Laws and Orders".    For purposes of this Article 9, the term "Laws and Orders" includes all federal, state, county, city or government agency laws, statutes, ordinances, standards, rules, requirements or orders now in force or hereafter enacted, promulgated, or issued. The term also includes government measures regulating or enforcing public access, occupational, health or safety standards for employers, employees, landlords or tenants.

        Section 9.2    Repairs, Replacements, Alterations, and Improvements.    Tenant shall continuously and without exception repair and maintain the Premises, including Tenant Improvements, Alterations, fixtures, and furnishings, in an order and condition in compliance with all Laws and Orders. Tenant, at Tenant's sole expense, shall promptly make all repairs, replacements, alterations, or improvements needed to comply with all Laws and Orders to the extent that the Laws and Orders relate to or are triggered by (a) Tenant's use of the Premises, (b) the Tenant Improvements located in the Premises, or (c) any Alterations located in the Premises.

        Landlord, at Landlord's sole expense, shall promptly make all repairs, replacements, alterations or improvements needed to comply with all Laws and Orders to the extent that the Laws and Orders relate to the Base Building. If, however, such compliance work on the Base Building is triggered by either Tenant Improvements or Alterations in and to the Premises made by Tenant, Tenant shall bear all expense of such work on the Base Building.

        Section 9.3    Collateral Estoppel.    The judgment of any court of competent jurisdiction, or the admission of Tenant in any judicial or administrative action or proceeding that Tenant has violated any Laws and Orders shall be conclusive, between Landlord and Tenant, of that fact, whether or not Landlord is a party to that action or proceeding.

ARTICLE 10
HAZARDOUS MATERIAL

        Section 10.1    Use of Hazardous Material.    Tenant shall not cause or permit any Hazardous Material, as defined in Section 10.5, to be generated, brought onto, used, stored or disposed of in or about the Premises or the Real Property by Tenant or its agents, employees, contractors, subtenants or invitees, except for limited quantities of standard office and janitorial supplies containing chemicals categorized as Hazardous Material. Tenant shall:

  (a)
  Use, store and dispose of all such Hazardous Material in strict compliance with all applicable statutes, ordinances and regulations in effect during the Lease Term that relate to public health and safety and protection of the environment, including those identified in Section 10.5; and

  (b)
  Comply at all times during the Lease Term with all environmental laws.

        Section 10.2    Warranties; Notice of Release or Investigation.    Landlord warrants and represents to Tenant that, to the best of Landlord's actual knowledge, as of the effective date of the Lease:

  (a)
  There has been no release onto or under the Premises or the Real Property of any Hazardous Material in violation of any environmental law;

  (b)
  The Building contains no polychlorinated biphenyls (PCBs), PCB-contaminated electrical equipment, or asbestos-containing materials; and

  (c)
  Landlord has received no notice that the Premises or the Real Property is in violation of any environmental law.

If, during the Lease Term (including any extensions), either Landlord or Tenant becomes aware of (a) any actual or threatened release of any Hazardous Material on, under, or about the Premises or the Real Property or (b) any inquiry, investigation, proceeding, or claim by any government agency or other person regarding the presence of Hazardous Material on, under, or about the Premises or the Real Property, that party shall give the other party written notice of the release or investigation within five (5) days after learning of it and shall simultaneously furnish to the other party copies of any claims, notices of violation, reports, or other writings received by the party providing notice that concern the release or investigation.

        Section 10.3    Indemnification.    Landlord and Tenant shall, at that party's sole expense and with counsel reasonably acceptable to the other party, indemnify, defend and hold harmless the other party and the other party's shareholders, directors, officers, employees, partners, affiliates, agents and successors with respect to all losses arising out of or resulting from the release of any Hazardous Material in or about the Premises or the Building, or the violation of any environmental law, by that party or that party's agents, assignees, sublessees, contractors or invitees. This indemnification includes all losses, costs of characterization, costs of removal, remedial actions, repairs, liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders, or judgments), damages (including consequential and punitive damages), and costs (including attorney, consultant and expert fees and expenses) resulting from the release or violation. This indemnification shall survive the expiration or termination of this Lease.

        Section 10.4    Remediation Obligations.    If the presence of any Hazardous Material brought onto the Premises or the Real Property by Tenant or Tenant's employees, agents, contractors, or invitees results in contamination thereof or poses a realistic threat of liability, Tenant shall promptly take all necessary actions to remove or remediate such Hazardous Materials, whether or not they are present at concentrations exceeding state or federal maximum concentration or action levels, or any governmental agency has issued a cleanup order, at Tenant's sole expense, to remove such Hazardous Materials brought onto the Premises by Tenant or its employees, agents, contractors or invitees. Tenant shall first obtain Landlord's approval of the proposed removal or remedial action. This provision does not limit the indemnification obligation set forth in Section 10.3.

        Section 10.5    Definition of "Hazardous Material".    As used in this Article 10, the term "Hazardous Material" shall mean any hazardous or toxic substance, material or waste at any concentration that is or becomes regulated by the United States, the Commonwealth of Massachusetts, or any local government authority having jurisdiction over the Building. Hazardous Material includes, without limitation:

  (a)
  Any "hazardous substance", as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCBA) (42 United States Code sections 9601-9675);

  (b)
  "Hazardous Waste", as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code sections 6901-6992k);

  (c)
  Any pollutant, contaminant or hazardous, dangerous or toxic chemical, material or substance, within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance or material, now or hereafter in effect);

  (d)
  Petroleum products;

  (e)
  Radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code sections 2011-2297g-4;

  (f)
  Asbestos in any form or condition; and

  (g)
  PCBs and substances or compounds containing PCBs.

ARTICLE 11
UTILITIES AND SERVICES

        Section 11.1    Standard Tenant Utilities and Services.    Subject to applicable government rules, regulations and guidelines and the rules or actions of the public utility furnishing the service, Landlord shall provide the following utilities and services on all days during the Lease Term, unless otherwise stated in the Lease:

        11.1.1    Heating and Air-Conditioning.    Landlord shall provide medium pressure, conditioned air (with morning warm up, when necessary, and night setback) for use in the Premises, on Mondays through Fridays from 8:00 a.m. through 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. ("Building Hours") or such shorter periods as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, and except for the dates of observation of locally or nationally recognized holidays ("Holidays"). Electrical power for the operation of VAV and fan powered terminal boxes with electric heating coils situated in or exclusively serving the Premises shall be on Tenant's meter. Landlord shall also provide heating and air-conditioning for normal comfort in the common areas located in the Building including stairways, restrooms and lobbies.

        11.1.2    Electricity.    Landlord shall provide electricity for the common areas located in the Building including stairways, restrooms and lobbies and for the operation of the Building Systems (as defined in Section 12.2[d)). Electricity for the Premises (for lighting, equipment operation, operation of VAV and fan-powered terminal boxes with electric heating coils, and other Tenant use) shall be separately metered. Such meter shall be located in the ground floor electrical room. Any meter or security deposit shall be the responsibility of Tenant. Tenant shall pay to the electric service provider the entire cost of electricity consumed in the Premises on or before the date that the same shall be due and payable. Landlord retains the right to designate the electric service provider supplying electricity to the Building and the Premises. The connected electrical load for the Premises shall not exceed eleven (11) watt per Usable Square Foot of the Premises.

        11.1.3    Water.    Landlord shall provide water for drinking, lavatory and toilet purposes in the common areas located in the Building.

        11.1.4    Janitorial Services.    Landlord shall provide janitorial services in and about the Premises and the restrooms in the common areas serving the Premises on Mondays through Fridays, except on Holidays, in accordance with the specifications attached to this Lease as Exhibit E. Landlord shall not be required to provide janitorial services to improvements installed in the Premises which exceed the Specifications for Building standard components as described Schedule 1 to the Tenant Work Letter such as metallic trim, wood floor covering, glass panels, interior windows, kitchens, executive workrooms and shower facilities.

        11.1.5    Passenger Elevator Service.    Landlord shall provide nonexclusive automatic passenger elevator service, with all elevators in service (subject to normal maintenance and repair) during Building Hours and at least one elevator in service during non-Building Hours.

        11.1.6    Security Services.    Landlord shall provide a card key access for the Building. Any other security systems or devices deemed necessary by Tenant shall be installed by Tenant at it's sole cost and expense.

        Section 11.2    Overstandard Tenant Use.    Tenant shall not, without Landlord's prior written consent: (a) use heat-generating machines, machines other than normal office machines, or equipment; (b) lighting other than set forth in the Standard Improvement Package; (c) allow occupancy of the Premises by more than one person for each one hundred fifty (150) square feet of Rentable Area; or (4) make any other use of the Premises that may affect the temperature otherwise maintained by the heating, ventilating and air-conditioning system installed by Landlord to service the Building as described in Section 1.2.2 of the Tenant Work Letter. Should Landlord consent to any such use, Landlord may make such modifications or additions to the Building Systems or install such supplementary systems as Landlord, in its sole discretion, deems necessary as the result of such use. On billing by Landlord, Tenant shall pay the cost for such modifications, additions and/or supplementary systems, including the cost of (a) installation, operation and maintenance of equipment; (b) increased wear and tear on existing equipment; and (c) other similar charges. Any modifications or additions to the VAV and fan-powered terminal boxes located within the Premises required as the result of such use shall be done by Tenant at its sole cost and expense.

        Tenant's use of electricity shall never exceed the capacity of the feeders serving the Building and Premises or the risers or wiring installation. If Tenant wishes to use heat, ventilation, or air-conditioning during hours other than those for which Landlord is obligated to supply such utilities under Section 11.1, Tenant shall give Landlord such prior notice as Landlord shall from time to time establish as appropriate, and Landlord shall endeavor to supply such services to Tenant at an hourly cost to Tenant as shall be calculated to reimburse Landlord for the cost of supplying same. Amounts payable by Tenant to Landlord under this Section 11.2 for use of additional utilities shall be considered Additional Rent under this Lease and shall be billed on a monthly basis.

        Section 11.3    Interruption of Utilities.    Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service or for diminution in the quality or quantity of any service when the failure, delay, or diminution is entirely or partially caused by:

  (a)
  Breakage, repairs, replacements, or improvements;

  (b)
  Strike, lockout, or other labor trouble;

  (c)
  Inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort to do so;

  (d)
  Accident or casualty;

  (e)
  Act or default of Tenant or other parties; or

  (f)
  Any other cause beyond Landlord's reasonable control.

Such failure, delay or diminution shall not be considered to constitute an eviction or a disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease.

        Landlord shall not be liable under any circumstances for a loss of or injury to property or for injury to or interference with Tenant's business, including loss of profits through, in connection with, or incidental to a failure to furnish any of the utilities or services under this Article 11. Landlord may comply with mandatory or voluntary controls or guidelines promulgated by any government entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease as long as compliance with voluntary controls or guidelines does not materially and unreasonably interfere with Tenant's use of the Premises.

        Section 11.4    Utility Providers.    Landlord may, in Landlord's sole and absolute discretion, at any time and from time to time, contract or require Tenant to contract, for utility services (including generation, transmission, or delivery of the utility service) with a utility service provider(s) of Landlord's choosing. Tenant shall fully cooperate with Landlord and any utility service provider selected by Landlord. Tenant shall permit Landlord and the utility service provider to have reasonable access to the Premises and the utility equipment serving the Premises, including lines, feeders, risers, wiring, pipes and meters. Tenant shall either pay or reimburse Landlord for all costs associated with any change of utility service, including the cost of any new utility equipment, within thirty (30) days after Landlord's written demand for payment or reimbursement. Under no circumstances shall Landlord be responsible or liable for any loss, damage, or expense that Tenant may incur as a result of any change of utility service, including any change that makes the utility supplied less suitable for Tenant's needs, or for any failure, interference, or defect in any utility service. No such change, failure, interference or defect shall constitute an actual or constructive eviction of Tenant, or entitle Tenant to any abatement of Rent, or relieve Tenant from any of Tenant's obligations under this Lease.

ARTICLE 12
REPAIRS AND MAINTENANCE

        Section 12.1    Tenant's Repair and Maintenance Obligations.    During the tern of this Lease Tenant shall, at Tenant's sole expense and in accordance with the terms of this Lease, maintain, keep in good order, repair and condition (wear and tear excepted) and make all replacements to:

  (a)
  The nonstructural portions of the Premises (including all Tenant Improvements, Alterations, fixtures and furnishings).

  (b)
  The electrical, plumbing, fire/life safety, sanitary, data/communication, security and other mechanical systems that are located within or exclusively serve the Premises but excluding those systems which Landlord is to maintain as specifically provided in Section 12.2 (e).

  (c)
  Repairs or replacements to the Premises, the Building or the Real Property which would otherwise be Landlord's obligation under Section 12.2 required or necessitated as the result of: (i) Tenant's misuse, (ii) any act, omission or negligence of Tenant, its agents, employees, invitees, licensees or contractors, or (iii) defects, failures, deficiencies, errors or omissions in the design, or as the result of defective workmanship and materials pertaining to the heating, ventilating, and air conditioning system installed within the Premises by Tenant as a part of Tenant Improvements. Any repair, maintenance or replacement work which shall be the obligation of Tenant under this Section 12.1 (c) affecting the structural integrity of the Building, the Building Systems as defined in Section 12.2(d), the heating, ventilating, air conditioning and fire sprinkler systems within the Premises referred to in Section 12.2 (e), or the exterior appearance of the Building shall be performed only by a contractor designated by Landlord to perform the work.

If Tenant fails to maintain the Premises in accordance with the terms of this Section 12.1, or fails to make the required repairs or replacements thereto within thirty (30) days after receipt of written notice from Landlord of the need for such repairs or replacements (or fails to commence any repair or replacement obligation for which the reasonable completion time exceeds thirty (30) days, and to diligently prosecute this obligation to completion), Landlord may, but need not, perform such maintenance, repair or replacement obligation for and on behalf of Tenant. On receipt of an invoice from Landlord, Tenant shall pay Landlord's reasonable out-of-pocket costs incurred in connection with such maintenance, repairs and replacements plus a percentage of such costs, to be uniformly established for the Building (but not in excess of ten percent [10%]), sufficient to reimburse Landlord for all overhead, general conditions, fees and other cost and expenses arising from Landlord's involvement with such maintenance, repairs and replacements.

        The provisions of this Section12.1 shall not apply in the event of damage or destruction by any Casualty or Condemnation in which event the obligations of Landlord and Tenant shall be as set forth in Articles 16 and 17.

        Section 12.2    Landlord's Repair and Maintenance Obligations.    Landlord shall, as a part of Operating Expenses (to the extent permitted by Article 6), maintain, keep in good order, repair and condition (wear and tear excepted) and make all required replacements to:

  (a)
  The roof and structural portions of the Building;

  (b)
  Structural portions of the Premises;

  (c)
  The exterior portions of the Building (including windows and doors) and Real Property;

  (d)
  The heating, ventilating, air conditioning, electrical, plumbing, fire/life safety, sanitary, storm drainage, elevator, security and other mechanical systems that serve the entire Building but excluding those systems that are located within or exclusively serve the Premises or premises leased to others (the "Building Systems") except as specifically provided in Section 12.2 (e).;

  (e)
  The heating, ventilating, air conditioning and fire sprinkler systems located within the Premises or premises leased to others with the exception on any supplementary systems which shall be governed by the provisions of Section 11.2.; and

  (f)
  All other common areas located in the Building, or in or on the Real Property, including without limitation stairways, restrooms, lobbies, janitorial closets and the parking facilities serving the Building

Repairs shall be made promptly when appropriate to keep the applicable portion of the Premises, Building, Real Property and other items which are the responsibility of Landlord hereunder in good order condition and repair. Landlord shall not be in default of its repair and maintenance obligations under this Section 12.2 if Landlord performs the repairs and maintenance within thirty (30) days following receipt of written notice from Tenant of the need therefor. If, due to the nature of the particular repair or maintenance obligation, more than thirty (30) days are reasonably required to complete it, Landlord shall not be in default under this Section 12.2 if Landlord begins work with such thirty (30) day period and thereafter diligently prosecutes such work to completion.

        Notwithstanding the forgoing, Landlord shall not be required to make any repairs or replacements required or necessitated as the result of (i) Tenant's misuse, (ii) any act, omission or negligence of Tenant, its agents, employees, invitees, licensees or contractors, or (iii) defects, failures, deficiencies, errors or omissions in the design, or as the result of defective workmanship and materials pertaining to the heating, ventilating, and air conditioning system installed within the Premises by Tenant as a part of Tenant Improvements. The provisions of this Section 12.2 shall not apply in the event of damage or destruction by any Casualty or Condemnation in which event the obligations of Landlord shall be as set forth in Articles 16 and 17.

        Except as specifically provided in this Lease, no abatement of Rent and no liability of Landlord shall result for any injury to or interference with Tenant's business arising from the making of or failure to make any repairs, replacements required by this Section 12.2.

ARTICBE 13
ALTERATIONS AND ADDITIONS

        Section 13.1 Landlord's Consent to Alterations.    Tenant may not make any improvements, alterations, additions or changes to the Premises ("Alterations") without first obtaining Landlord's prior written consent. Tenant's request for such consent must be accompanied by detailed and complete plans and specifications for the proposed work. Tenant shall reimburse Landlord for the reasonable fees and costs of any architects, engineers or other consultants retained by Landlord to review the proposed Alterations. The Alterations for which Landlord may reasonably withhold its consent include, without limitation, those that would or could:

  (a)
  Affect the structure of the Building or any portion of the Building other than the interior of the Premises;

  (b)
  Affect the Building Systems in a materially adverse way;

  (c)
  Result in Landlord's being required under Laws and Orders to perform any work that Landlord could otherwise avoid or defer ("Additional Required Work"), unless Tenant agrees in writing to pay for the entire cost of the design and construction of the Additional Required Work;

  (d)
  Result in a material increase in the demand for utilities or services that Landlord is required to provide, unless Tenant agrees to pay the additional cost;

  (e)
  Cause an increase in the premiums for hazard or liability insurance carried by Landlord unless Tenant agrees to pay the amount of the increase in premiums; or

  (f)
  Diminish or reduce the economic value of the Building below its value immediately before such Alterations.

        Section 13.2    Compliance of Alterations with Laws and Insurance Requirements.    Tenant shall cause all Alterations to comply with applicable Laws and Orders and applicable requirements of a fire-rating bureau or of Landlord's hazard insurance carrier. Before beginning construction of any Alteration, Tenant shall obtain a valid building permit and any other permits required by any government entity having jurisdiction over the Premises. Tenant shall provide copies of those permits to Landlord before the work begins. Tenant shall, at Tenant's sole expense, perform any Additional Required Work in the Premises or the Building, which shall be subject to the same requirements as any Alteration. If any Additional Required Work must be performed outside the Premises, Landlord may elect to perform that work at Tenant's expense. No consent by Landlord to any proposed work shall constitute a waiver of Tenant's obligations under this Section.

        Section 13.3    Manner of Construction.    Tenant shall build Alterations entirely within the Premises and in conformance with Landlord's construction rules and regulations, using only contractors and subcontractors approved in writing by Landlord. Any alterations affecting the Building Systems, the structural integrity of the Building, the systems to be maintained by Landlord pursuant to Section 12.2, or the exterior appearance of the Building shall be performed only by a contractor approved by Landlord to perform the work. All work relating to any Alterations shall be done in a good and workmanlike manner, using new materials equivalent in quality to those used in the construction of the initial improvements to the Premises. All work shall be diligently prosecuted to completion. Tenant shall ensure that all work is performed in a manner that does not obstruct access to or through the Building or its common areas and that does not interfere either with other tenants' use of their premises or with any other work being undertaken in the Building. Tenant shall take all measures necessary to ensure that labor peace is maintained at all times. Within thirty (30) days after completion of any Alterations, Tenant shall deliver to Landlord (a) a reproducible copy of the record drawings of Alterations as built made on a 4 mil polyester-based permanent mylar or approved equal (or at Landlord's request, Auto CAD Disk File "As-Builts"), (b) a statement setting forth in reasonable detail the cost of construction of the Alterations (but excluding signs, furniture, trade fixtures, office equipment and items of a like nature), (c) a certificate of occupancy or completion and (d) an assignment of the guaranty or guarantees received by Tenant pertaining to any portion of the Alterations which Landlord shall be required to maintain and/or repair pursuant to Section 12.2 hereof.

        Section 13.4    Payment for Alterations.    Tenant shall promptly pay all charges and costs incurred in connection with any Alteration, as and when required by the terms of any agreements with contractors, designers or suppliers. On completion of any Alteration, Tenant shall deliver to Landlord evidence of full payment and unconditional final waivers of all liens for labor, services, or materials.

        Section 13.5    Construction Insurance.    Before construction begins, Tenant shall deliver to Landlord reasonable evidence that damage to, or destruction of, the Alterations during construction will be covered either by the policies that Tenant is required to carry under Article 15 or by a policy of builder's all-risk insurance in an amount approved by Landlord. If Landlord requires Tenant to provide builder's all-risk insurance for the proposed Alterations, Tenant shall provide a copy of the policy, any endorsements, and an original certificate of insurance that complies with subsection 15.9.2.Tenant shall cause each contractor and subcontractor to maintain all workers' compensation insurance required by law and liability insurance (including property damage) in amounts reasonably required by Landlord. Tenant shall provide evidence of that insurance to Landlord before construction begins.

        Section 13.6    Ownership of Alterations.    Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect to Alterations that may be installed or placed in or about the Premises by Tenant at Tenant's sole cost and expense. Within five (5) days following substantial completion of any such Alterations within the Premises, Tenant shall provide Landlord with a statement as provided in Section 1.3(b) above signed by Tenant and the Architect/Engineer who designed the Alterations certifying to the cost thereof so that Landlord can insure the Alterations from destruction or damage arising from any Casualty as provided in Section 16.1. In the event that Tenant fails to provide such statement and (a) Landlord's insurance carrier either refuses to provide coverage for such destruction or damage or (b) Landlord is adjudged a co-insurer by Landlord's insurance carrier, then any losses or penalties Landlord shall sustain shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of an invoice and evidence of such loss. In addition, notwithstanding the provisions of Article 16 of this Lease, in the event of destruction or damage to the Alterations arising from any Casualty, Landlord shall not be obligated to repair or restore any of the Alterations that are damaged or destroyed and the repair and restoration thereof shall be made by Tenant at Tenant's sole cost and expense. By written notice to Tenant at the time consent therefor is given, Landlord may require Tenant, at Tenant's sole cost and expense, to remove any Alterations that cannot be used for ordinary general office purposes and to restore the Premises to their configuration and condition before the Alterations were made. If Tenant fails to complete the restorations before the expiration of the Lease Term or, in the case of earlier termination, within fifteen (15) days after written notice from Landlord requesting the restoration, Landlord may do so and charge the cost of the restoration to Tenant. All Alterations (but excluding signs, furniture, trade fixtures, office equipment, special equipment specifically related to the conduct of Tenant's business [a detailed description of which has been given to landlord at the time Tenant seeks Landlord's consent to the Alterations]) that may be installed or place in or about the Premises from time to time shall be and become the property of Landlord upon the expiration or earlier termination of the Lease Term.

        Section 13.7    Initial Improvements.    The construction of the initial improvements to the Premises (the "Tenant Improvements") shall be governed by the terms of this Section 13.7 and the Tenant Work Letter, attached to this Lease as Exhibit C, and not the terms of any other section of this Article 13. Landlord shall be entitled to all depreciation, amortization and other tax benefits with respect to the Tenant Improvements up to a value not exceeding the Tenant Improvement Allowance as that term is defined in the Tenant Work Letter. Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect to the Tenant Improvements up to a value not exceeding the Over-Allowance Amount as that term is defined in the Tenant Work Letter.

ARTICLE 14
COVENANT AGAINST LIENS

        Tenant shall not be the cause or object of any liens or allow such liens to exist, attach to, be placed on or encumber Landlord's or Tenant's interest in the Premises, Building or Real Property by operation of law or otherwise. Tenant shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Premises, Building or Real Property with respect to work or services performed or claimed to have been performed for Tenant or materials furnished or claimed to have been furnished to Tenant or the Premises. If any such lien attaches or Tenant receives notice of any such lien, Tenant shall cause the lien to be immediately released and removed of record on the earlier of five (5) days after Tenant receives notice of any such lien or five (5) days after Landlord delivers written notice of the lien to Tenant. Despite any other provision of this Lease, if the lien is not released and removed within ten (10) days after Landlord delivers notice of the lien to Tenant, Landlord may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it. All expenses (including reasonable attorney fees) incurred by Landlord in connection with the lien shall be considered Additional Rent under this Lease and be immediately due and payable by Tenant.

ARTICLE 15
INDEMNIFICATION AND INSURANCE

        Section 15.1    Definition of "Tenant Parties" and "Landlord Parties".    For purposes of this Article 15, the term "Tenant Parties" refers singularly and collectively to Tenant and Tenant's officers, members, partners, agents, employees and independent contractors as well as to all persons and entities claiming through any of these persons or entities. The term "Landlord Parties" refers singularly and collectively to Landlord and the partners, venturers, trustees and ancillary trustees of Landlord and the respective officers, directors, shareholders, members, parents, subsidiaries, and any other affiliated entities, personal representatives, executors, heirs, assigns, licensees, invitees, beneficiaries, agents, servants, employees and independent contractors of these persons or entities.

Section 15.2    Indemnification.

        15.2.1    Tenant's Indemnification of Landlord Parties.    To the fullest extent permitted by law, Tenant shall, at Tenant's sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend and hold harmless Landlord Parties from and against all claims, losses, costs, damage, expenses, liabilities, liens, actions, causes of action (whether in tort or contract, law or equity, or otherwise), charges, assessments, fines and penalties of any kind (including consultant and expert expenses, court costs and attorney fees actually incurred) from any cause, arising out of or relating (directly or indirectly) to this Lease, the tenancy created under this Lease, or the Premises, including:

  (a)
  The use or occupancy, or manner of use or occupancy, of the Premises or Building by Tenant Parties;

  (b)
  Any omission, fault, negligence or other misconduct of Tenant Parties or of any invitee, guest or licensee of Tenant in, on or about the Real Property;

  (c)
  Tenant's conducting of its business;

  (d)
  Any Alterations, activities, work or things done, omitted or permitted, by Tenant Parties in, at or about the Premises or Building, including the violation of or failure to comply with any applicable laws, statutes, ordinances, standards, rules, regulations, orders, decrees or judgments in existence on the Lease Commencement Date or enacted, promulgated or issued after the date of this Lease; and

  (e)
  Any breach or default in performance of any obligation on Tenant's part to be performed under this Lease, including obligations which survive expiration or earlier termination of this Lease.

        15.2.3    Type of Injury or Loss.    This indemnification extends to and includes claims for:

  (a)
  Injury to any persons (including death at any time resulting from that injury);

  (b)
  Loss of, injury or damage to or destruction of property (including all loss of use resulting from that loss, injury, damage or destruction); and

  (c)
  All economic losses and consequential or resulting damage of any kind.

        15.2.4    Indemnification: Landlord Parties Gross Negligence and Willful Misconduct.    Despite any other provision of this Lease, Tenant's indemnification shall not apply to any claim caused by or arising out of any omission, fault, negligence or other misconduct of Landlord Parties, except for damage to the Tenant Improvements or Tenant's personal property, fixtures, furniture and equipment in the Premises to the extent that such damage is covered by insurance that Tenant is required to carry under this Lease (or would have been covered had Tenant carried the insurance required under this Lease).

        15.2.5    Indemnification Independent of Insurance Obligations.    The indemnification provided in this Article 15 may not be construed or interpreted as in any way restricting, limiting, or modifying Tenant's insurance or other obligations under this Lease and is independent of Tenant's insurance and other obligations. Tenant's compliance with the insurance requirements and other obligations under this Lease shall not in any way restrict, limit or modify Tenant's indemnification obligations under this Lease.

        15.2.7    Landlord's Indemnification of Tenant.    Subject to the provisions of Section 15.10 hereof with respect to waiver of subrogation, Landlord shall indemnify and hold harmless Tenant Parties from and against:

  (a)
  All claims for damage to property outside the Premises to the extent that such claims are covered by insurance required to be maintained by Landlord under this Lease (or would have been covered had Landlord carried the insurance required under this Lease).

  (b)
  All claims resulting from any omission, fault, negligence or other misconduct of Landlord Parties in connection with Landlord Parties' activities in, on or about the Real Property or Building, except to the extent that such claim is for damage to the Tenant Improvements and Tenant's personal property, fixtures, furniture and equipment in the Premises and is covered by insurance that Tenant is required to obtain under this Lease (or would have been covered had Tenant carried the insurance required under this Lease).

        15.2.8    Attorney Fees.    The prevailing party shall be entitled to recover its actual attorney fees and court costs incurred in enforcing the indemnification clauses set forth in this Section 15.2.

        15.2.9    Survival of Indemnification.    The clauses of this Section 15.2 shall survive the expiration or earlier termination of this Lease until all claims involving any of the indemnified matters are fully, finally and absolutely barred by the applicable statutes of limitations.

        15.2.10    Duty To Defend.    Tenant's duty to defend Landlord Parties is separate and independent of Tenant's duty to indemnify Landlord Parties. The duty to defend applies regardless of whether the issues of negligence, liability, fault, default, or other obligation on the part of Tenant Parties have been determined.

        Section 15.3    Compliance with Insurer Requirements.    Tenant shall, at Tenant's sole expense, comply with all reasonable requirements, guidelines, rules, orders, regulations and similar mandates and directives pertaining to the use of the Premises and the Building, whether imposed by Tenant's insurers, Landlord's insurers, or the American Insurance Association (formerly the National Board of Fire Underwriters) or any similar body.. If Tenant's business operations, conduct, or use of the Premises or the Building cause any increase in the premium for any insurance policies carried by Landlord, Tenant shall, within ten (10) business days after receipt of written notice from Landlord, reimburse Landlord for the increase.

        Section 15.4    Tenant's Liability Coverage.    Tenant shall obtain and maintain Commercial General Liability insurance written on an "occurrence" policy form, covering bodily injury, property damage, personal injury, and advertising injury arising out of or relating (directly or indirectly) to Tenant's business operations, conduct, assumed liabilities, or use or occupancy of the Premises or the Building with a limit of not less than Five Million Dollars ($5,000,000) per occurrence/ annual aggregate.

        Tenant's liability coverage shall include all the coverages typically provided by the Broad Form Comprehensive General Liability Endorsement, including broad form property damage coverage (which shall include coverage for completed operations). Tenant's liability coverage shall further include premises-operations coverage, products-completed operations coverage, owners and contractors protective coverage (when reasonably required by Landlord), and the broadest available form of contractual liability coverage. It is the parties' intent that Tenant's contractual liability coverage provide coverage to the maximum extent possible of Tenant's indemnification obligations under this Lease.

        15.4.1    Additional Insureds.    Landlord, the building management company and any lender of Landlord shall be named by endorsement as additional insureds under Tenant's Commercial General Liability policy. The additional insured endorsement must be on ISO Form CG 20 11 11 85 or an equivalent acceptable to Landlord, with such modifications as Landlord may require. Tenant's policies shall be further endorsed as needed to provide that the insurance afforded by those policies to the additional insureds is primary and that all insurance carried by Landlord is strictly excess and secondary and shall not contribute with Tenant's liability insurance. The coverage afforded to Landlord and any lender of Landlord must be at least as broad as that afforded to Tenant and may not contain any terms, conditions, exclusions or limitations applicable to Landlord or any lender of Landlord that do not apply to Tenant.

        15.4.2    Concurrency of Primary, Excess and Umbrella Policies.    Tenant's liability insurance coverage may be provided by a combination of primary, excess blanket and umbrella policies, but those policies must be absolutely concurrent in all respects regarding the coverage afforded by the policies. The coverage of any excess or umbrella policy must be at least as broad as the coverage of the primary policy. Tenant shall, at Tenant's sole expense, procure a "per location" endorsement or equivalent reasonably acceptable to Landlord so that the general aggregate and other limits apply separately and specifically to the Premises.

        15.4.3    Construction of Tenant Improvements and Alterations.    Whenever Tenant shall undertake the construction of Tenant Improvements as defined in Exhibit C or any Alterations to the Premises, the coverage afforded pursuant to Section 15.4 must be extended to and include bodily injury, property damage and personal injury arising in connection with such construction.

        Section 15.5    Tenant's Workers' Compensation and Employer Liability Coverage.    Tenant shall procure and maintain workers' compensation insurance as required by law and employer's liability insurance with limits of no less than Five Hundred Thousand Dollars ($500,000) each accident, Five Hundred Thousand Dollars ($500,000) disease policy limit, and Five Hundred Thousand Dollars ($500,000) disease—each employee.

        Section 15.6    Tenant's Property Insurance.    Tenant shall procure and maintain property insurance coverage for all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property in, on, at or about the Premises and the Building, including property installed by, for, or at the expense of Tenant.

        Tenant's property insurance must fulfill the following requirements:

  (a)
  It must be written on Special Form (formerly known as "all-risk" policy) or an equivalent form acceptable to Landlord;

  (b)
  It must include an agreed-amount endorsement for no less than one hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property; and

  (d)
  The amounts of coverage must meet any coinsurance requirements of the policy or policies.

It is the parties' intent that Tenant shall structure its property insurance program so that no coinsurance penalty shall be imposed and there shall be no valuation shortfalls or disputes with any insurer or with Landlord. The property insurance coverage shall include vandalism and malicious mischief coverage and sprinkler leakage coverage.

        Section 15.7    Business Income and Extra Expense Coverage.    Intentionally deleted

        Section 15.8    Other Tenant Insurance Coverage.    Intentionally deleted.

        Section 15.9    Form of Policies and Additional Requirements.

        15.9.1    Insurance Independent of Indemnification.    The insurance requirements set forth in Section 15.4 through Section 15.8 are independent of Tenant's indemnification and other obligations under this Lease and shall not be construed or interpreted in any way to restrict, limit or modify Tenant's indemnification, and other obligations or to limit Tenant's liability under this Lease.

        15.9.2    Form of Policies.    The insurance required of Tenant under this Article 15 must:

  (a)
  Name Landlord and the holder of any mortgage encumbering the Building or the Real Property, the Property Manager and the ground lessor (if any) of the Real Property, by endorsement, as an additional insured;

  (b)
  Be issued by an insurance company with a rating of no less than A-VIII in the current Best's Insurance Guide, or that is otherwise acceptable to Landlord, and admitted to engage in the business of issuing insurance in the Commonwealth of Massachusetts;

  (c)
  Be primary insurance for all claims under it and provide that any insurance carried by Landlord is strictly excess, secondary and non-contributing with any insurance carried by Tenant; and

  (d)
  Provide that insurance may not be canceled, non-renewed, or the subject of material change in coverage or available limits of coverage, except on thirty (30) days' prior written notice to Landlord and Landlord's lenders.

        15.9.3    Certificate of Insurance.    Tenant shall deliver to Landlord at the time or times set forth in subsection 15.9.4, original certificates of insurance, executed by an authorized agent of the insurer or insurers, evidencing compliance with the insurance requirements set forth in this Article 15. The certificate(s) shall provide for no less than thirty (30) days' advance written notice to Landlord from the insurer or insurers of any cancellation, non-renewal, or material change in coverage or available limits of liability and shall confirm compliance with the liability insurance requirements in this Lease. Such certificates shall be on an Accord 27 Form or an equivalent acceptable to Landlord. If an Accord 27-S Form is used to evidence liability coverage, the "endeavor to" and "failure to mail such notice shall impose no obligation or liability of any kind upon the Company" and "This certificate is issued as a matter of information only and confers no rights upon the certificate holder" language and any similar language shall be stricken from the certificate.

        15.9.4    Tenant's Delivery of Endorsements and Certificates.    Tenant shall deliver the endorsements to such policy or policies and certificates required by this Article 15, to Landlord:

  (a)
  On or before the earlier of the Lease Commencement Date or the date Tenant enters the Premises to perform work;

  (b)
  At least thirty (30) days before the expiration date of any policy; and

  (c)
  On renewal of any policy.

        15.9.5    Deductibles and Self-Insured Retentions.    All deductibles and self-insured retentions under Tenant's policies are subject to Landlord's prior written approval which shall not be unreasonably withheld or delayed

        Section 15.10    Waiver of Subrogation.    Landlord and Tenant agree to cause the insurance companies issuing their respective property (first party) insurance to waive any subrogation rights that those companies may have against Tenant or Landlord, respectively, as long as the insurance is not invalidated by the waiver. If the waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant waive any right that either may have against the other on account of any loss or damage to their respective property to the extent that the loss or damage is insured under their respective insurance policies.

        Section 15.11    Exculpation.    To the fullest extent permitted by law, Tenant Parties hereby waive and knowingly and voluntarily assume the risk of any and all claims against Landlord Parties for loss or damage to property of any Tenant Party occasioned by theft, the acts or omission of any other occupant of the Building, by the breaking, bursting, stoppage or leaking of electric cables and wires, water, sewer gas or steam pipes, the construction of any private, public or quasi-public work or any like matter.

        Section 15.12    Landlord's Property Insurance.    Landlord shall, as a part of Operating Expenses, procure and maintain during the Lease Term Special Form coverage insurance against loss or damage to the Building (but excluding those items covered by insurance required to be maintained by Tenant under this Lease) from all-risk perils. Such coverage shall be in such amounts, from such companies and upon such other terms and conditions and contain such endorsements as Landlord may from time to time reasonably determine. At Landlord's option, such insurance coverage may include, without limitation, the risks of earthquake, flood damage or other perils; business income (rental loss) and extra expense coverage; and loss payee endorsements in favor of the holders of any mortgages encumbering the interest of Landlord in the Building or the Real Property. Any coverage maintained by Landlord hereunder may be provided under a blanket policy or a separate policy therefor and may be subject to such deductibles as Landlord, in its sole discretion, shall determine. Despite the provisions of this Section, the coverage and amounts of insurance carried by Landlord in connection with the Building and the Real Property shall at minimum be comparable to the coverage and amounts of insurance that are carried by reasonable prudent landlords of comparable buildings. On inquiry by Tenant from time to time, Landlord shall inform Tenant of all such insurance carried by Landlord.

ARTICLE 16
DAMAGE AND DESTRUCTION

        Section 16.1    Repair of Damage by Landlord.    Tenant agrees to notify Landlord in writing promptly of any damage to the Premises resulting from fire, or any other identifiable event of a sudden, unexpected, or unusual nature ("Casualty"). If the Premises are damaged or any Building System serving the Premises is rendered inoperable by a Casualty or any common areas of the Building providing access to the Premises are so damaged to the extent that Tenant does not have reasonable access to the Premises and if neither Landlord nor Tenant has elected to terminate this Lease under Section 16.3 or 16.4, Landlord shall promptly and diligently restore the Premises (including all Tenant Improvements and Alterations but specifically excluding office furniture, trade fixtures, office equipment all other items of Tenant's property), the Building Systems and such common areas to substantially the same condition as existed before the Casualty, except for modifications required by building codes and other laws and except for any other modifications to the common areas considered desirable by Landlord. In making these modifications, Landlord shall not materially impair Tenant's access to the Premises. Landlord's obligation to restore is subject to reasonable delays for insurance adjustment and other matters beyond Landlord's reasonable control. If Tenant requests that Landlord modify the Tenant Improvements in connection with the rebuilding, Landlord may condition its consent to those modifications on:

  (a)
  Tenant's payment to Landlord before construction is begun of any sums in excess of the amount of insurance proceeds received by Landlord that are needed to complete the Tenant Improvements; and

  (b)
  Confirmation by Landlord's architect or contractor that the modifications will not increase the scope of work or the time necessary to complete the Tenant Improvements.

        Section 16.2    Landlord's Notice.    Landlord shall, within the later of (a) thirty (30) days after the date on which Landlord determines the full extent of the damage caused by the Casualty or (b) thirty (30) days after Landlord has determined the extent of the insurance proceeds available to effectuate repairs, provide written notice to Tenant indicating the anticipated period for repairing the Casualty. Such notice shall also state, if applicable, Landlord's election either to repair or to terminate the Lease under Section 16.3.

        Section 16.3    Landlord's Option to Terminate or Repair.    Landlord may elect either to terminate this Lease or to effectuate repairs if:

  (a)
  The estimated period for repairing the Casualty exceeds one hundred eighty (180) days from the date of the commencement of the repair;

  (b)
  The estimated repair cost exceeds the insurance proceeds, if any, available for such repair (not including the deductible, if any, on Landlord's property insurance), plus any amount that Tenant is obligated or elects to pay for such repair;

  (c)
  The estimated repair cost of the Premises or the Building, even though covered by insurance, exceeds fifty percent (50%) of the full replacement cost; or

  (d)
  The Building cannot be restored except in a substantially different structural or architectural form than existed before the Casualty.

        Section 16.4    Tenant's Option to Terminate.    If Landlord's indicates that the anticipated period for repairing the Casualty exceeds one hundred and eighty (180) days, Tenant may elect to terminate this Lease by providing written notice to Landlord within ten (10) business days after receiving Landlord's notice. If Tenant does not elect to terminate within this ten (10) business day period, Tenant shall be considered to have waived the option to terminate.

        Section 16.5    Rent Abatement Due to Casualty.    Landlord and Tenant agree that, if the Casualty was not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees or invitees, Tenant shall be provided with a proportionate abatement of Rent based on the Rentable Square Footage of the Premises rendered unusable (due to physical damage to the Premises, the Building Systems or the unavailability of access to the Premises) and not used by Tenant. That proportional abatement, if any, shall be provided during the period beginning on the later of (a) the date of the Casualty or (b) the date on which Tenant ceases to occupy the Premises and ending on the date of Substantial Completion of Landlord's restoration obligations as provided in this Article 16. Subject to Section 16.4, the Rent abatement provided in this Section 16.5 is Tenant's sole remedy due to the occurrence of the Casualty. Landlord shall not be liable to Tenant or any other person or entity for any direct, indirect, or consequential damage (including but not limited to lost profits of Tenant or loss of or interference with Tenant's business), whether or not caused by the negligence of Landlord or Landlord's employees, contractors, licensees, or invitees, due to, arising out of, or as a result of the Casualty (including but not limited to the termination of the Lease in connection with the Casualty).

        Section 16.6    Damage Near End of Term.    Despite any other provision of this Article 16, if the Premises or the Building is destroyed or damaged by a Casualty during the last twelve (12) months of the Lease Term, Landlord and Tenant each shall have the option to terminate this Lease by giving written notice to the other of the exercise of that option within thirty (30) days after that damage or destruction, unless Tenant exercises Tenant's Extension Option provided for in Section 4.5 hereof.

        Section 16.7    Effective Date of Termination; Rent Apportionment.    If Landlord or Tenant elects to terminate this Lease under this Article 16 in connection with a Casualty, this termination shall be effective thirty (30) days after delivery of notice of such election. Tenant shall pay Rent, properly apportioned up to the date of the Casualty. After the effective date of the termination, Landlord and Tenant shall be discharged of all future obligations under this Lease, except for those provisions that, by their terms, survive the expiration or earlier termination of the Lease.

ARTICLE 17
CONDEMNATION

        Section 17.1    Definition of "Condemnation".    As used in this Lease, the term "Condemnation" means a permanent taking through (a) the exercise of any government power (by legal proceedings or otherwise), by any public or quasi-public authority or by any other party having the right of eminent domain (Condemnor) or (b) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of exercise of eminent domain by a Condemnor or while legal proceedings for condemnation are pending.

        Section 17.2    Notice of Condemnation.    Landlord shall notify Tenant in writing of any Condemnation within thirty (30) days the filing of a complaint by Condemnor.

        Section 17.3    Termination of Lease.

        17.3.1    Definition of "Termination Date".    The "Termination Date" shall be the earliest of:

  (a)
  The date on which Condemnor takes possession of the property that is subject to the Condemnation;

  (b)
  The date on which title to the property subject to the Condemnation is vested in Condemnor;

  (c)
  If Landlord elects to terminate pursuant to subsection 17.3.3 hereof, the date on which Landlord requires possession of the property in connection with the Condemnation, as specified in written notice delivered to Tenant no less than thirty (30) days before that date; or

  (d)
  If Tenant elects to terminate pursuant to subsection 17.3.4 hereof, thirty (30) days after Landlord's receipt of written notice of termination from Tenant.

        17.3.2    Automatic Termination.    If the Premises are totally taken by Condemnation during the Lease Term, this Lease shall terminate as of the Termination Date.

        17.3.3    Landlord's Right to Terminate.    Landlord shall have the option to terminate this Lease by providing thirty (30) days written notice to Tenant if:

  (a)
  Ten percent (10%) or more of the Rentable Square Feet of the Building or the Premises is taken through Condemnation;

  (b)
  Any portion of the Building or Real Property necessary for Landlord to operate the Building efficiently or economically is taken through Condemnation; or

  (c)
  Any areas providing access to the Premises or Building are taken through Condemnation.

        If Landlord does not elect to terminate under this subsection 17.3.3, Landlord shall, subject to subsection 17.3.4, be obligated to the extent of damages received by Landlord from the condemnor to restore, to the extent feasible, the Premises or access to the Premises, subject to Landlord's obtaining all necessary approvals, permits and authorizations relating to such work.

        17.3.4    Tenant's Right to Terminate.    Tenant shall have the option to terminate this Lease by providing thirty (30) days' written notice to Landlord if one or more of the following are taken through Condemnation:

  (a)
  Any portion of the Premises providing that the remaining portion thereof (after reconstruction) would not be reasonably suitable for Tenant to continue its business operations in substantially the same manner it had prior to Condemnation; or

  (b)
  Any portion of the Building or adjacent Common Area that provides Tenant with its access to the Premises and that, if taken, would materially affect Tenant's access to the Premises.

        Tenant's notice must be given within thirty (30) days after Tenant's receipt of the Condemnation Notice required by Section 17.2.

        17.3.5    Landlord's Restoration Notice.    Despite Tenant's termination right, this Lease shall continue in full force and effect if Landlord gives Tenant written notice ("Restoration Notice") within thirty (30) days after the date on which the nature and extent of the Condemnation are finally determined, stating that:

  (a)
  Landlord shall, at Landlord's sole expense, reconfigure the remaining Premises or provide alternative, reasonable access to Tenant so that the area of the Premises shall be substantially the same after the Condemnation and Tenant shall have reasonable access to the Premises after the Condemnation;

  (b)
  Landlord shall begin the restoration as soon as reasonably practicable; and

  (c)
  Landlord has reasonably determined that such restoration can be completed within ninety (90) days after the date of the notice.

        17.3.6.    Proration of Rent.    If this Lease is terminated under this Article 17, the termination shall be effective on the Termination Date, and Landlord shall prorate Rent to that date. Tenant shall be obligated to pay Rent for the period up to, but not including, the Termination Date as prorated by Landlord. Landlord shall return to Tenant prepaid Rent allocable to any period on or after the Termination Date.

        Section 17.4    Effect of Condemnation if Lease Is Not Terminated.    If any part of the Premises is taken by Condemnation and this Lease is not terminated, Rent shall be proportionately reduced based on the Rentable Square Footage of the Premises taken. Landlord and Tenant agree to enter into an amendment to this Lease within thirty (30) days after the partial taking, confirming the reduction in Rentable Square Footage of the Premises and the reduction in Rent. If Landlord gives Tenant a timely Restoration Notice under subsection 17.3.4.2, this Lease shall continue in full force and effect without any reduction of Rent (unless the Premises as restored are smaller than the existing Premises, in which case Rent shall be proportionately reduced based on the reduced Rentable Square Footage), except that Rent shall be abated for the portion of the Premises not usable by Tenant until Landlord completes the restoration as provided in the Restoration Notice.

        Section 17.5    Allocation of Award.

        17.5.1    Landlord's Right to Award.    Except as provided in subsection 17.5.2, Landlord shall be entitled to receive all compensation and anything of value awarded, paid, or received in settlement or otherwise in any Condemnation proceeding and Tenant irrevocably assigns and transfers to Landlord all rights to and interests thereto and fully releases and relinquishes any claim to, right to make a claim on, or interest therein.

        17.5.2    Tenant's Right to Compensation.    Despite subsection 17.5.1, Tenant shall have the right to make a separate claim in the Condemnation proceeding, as long as the Award payable to Landlord is not reduced thereby, for:

  (a)
  The taking of any of Tenant's personal property or fixtures; and

  (b)
  Relocation costs.

ARTICLE 18
ASSIGNMENT AND SUBLEASING

        Section 18.1    Restricted Transfers.

        Section 18.1.1    Consent Required.    Except as otherwise provided by this Article 18, Tenant shall obtain Landlord's written consent before entering into or permitting any Transfer. Landlord's consent to any such Transfer shall not be unreasonably withheld or delayed. A "Transfer" consists of any of the following, whether voluntary or involuntary and whether effected by death, operation of law, or otherwise:

  (a)
  Any assignment, mortgage, pledge, encumbrance, or other transfer of any interest in this Lease;

  (b)
  Any sublease or occupancy of any portion of the Premises by any persons other than Tenant and its employees; and

  (c)
  Any of the changes (e.g., a change of ownership or reorganization) defined in Section 18.7 if applicable to Tenant.

Any person to whom any Transfer is made or sought to be made is a "Transferee".

        Section 18.1.2    Landlord's Remedies.    If a Transfer fails to comply with this Article 18, it shall be void and, at the option of Landlord shall constitute a default under this Lease.

        Section 18.2    Transfer Procedure.

        Section 18.2.1    Transfer Notice.    Before entering into or permitting any transfer, Tenant shall provide to Landlord a written notice at least thirty (30) days before the proposed effective date of the Transfer. The notice shall include all of the following:

  (a)
  Information regarding the proposed Transferee, including the name, address, and ownership of Transferee; the nature of Transferee's business; and Transferee's current financial statements (certified by an officer, a partner, or an owner of Transferee);

  (b)
  All the terms of the proposed Transfer, including the consideration payable by Transferee; the portion of the Premises that is subject to the Transfer a general description of any planned alterations or improvements to the Premises; the proposed use; the effective date of the Transfer; a calculation of the "Transfer Premium", as defined in Section 18.4, payable in connection with the Transfer; and a copy of all documentation concerning the proposed Transfer; and

  (c)
  Any other information or documentation reasonably requested by Landlord.

        Section 18.2.2    Landlord Expenses.    Within thirty (30) days after Landlord's written request, Tenant shall pay as Additional Rent any reasonable legal fees that Landlord incurs in reviewing and processing the Tenant's request.

        Section 18.2.3    Limits of Consent.    If Landlord consents to any Transfer and does not exercise its rights under Section 18.5, the following apply:

  (a)
  Landlord does not agree to waive or modify the terms and conditions of this Lease.

  (b)
  Landlord does not consent to any further Transfer by either Tenant or Transferee.

  (c)
  Tenant remains liable under this Lease, and any guarantor of the Lease remains liable under the guaranty.

  (d)
  Tenant may enter into that Transfer in accordance with this Article 18 if:

  (1)
  The Transfer occurs within six (6) months after Landlord's consent (in the event of a sublease of all or a portion of the Premises, the Transfer shall be deemed to have occurred upon execution of the sublease agreement so long as the Transferee takes possession of and occupies the Premises within nine (9) months following the date of Landlord's consent);

  (2)
  The Transfer is on substantially the same terms as specified in Tenant's notice; and

  (3)
  Tenant delivers to Landlord, promptly after execution, an original, executed copy of all documentation pertaining to the Transfer in a form reasonably acceptable to Landlord (including Transferee's agreement to be subject and subordinate to the Lease and to assume Tenant's obligations under the Lease to the extent applicable).

        Section 18.3    Landlord's Consent.

        Section 18.3.1    Reasonable Consent.    Reasonable grounds for Landlord's denying consent to any transfer shall include any of the following:

  (a)
  Transferee's character, reputation, credit history or business is not consistent with the character or quality of the Building;

  (b)
  Transferee's intended use of the Premises is inconsistent with the Permitted Use or will materially and adversely affect Landlord's interest;

  (c)
  Transferee's financial condition is or may be inadequate to support the Lease obligations of Transferee under the Transfer documents;

  (d)
  The Transfer would cause Landlord to violate another lease or agreement to which Landlord is a party or would give a Building tenant the right to cancel its lease; or

  (e)
  Transferee is negotiating with Landlord to lease space in the Building, or has negotiated with Landlord during the three (3) months immediately preceding the Transfer Notice and vacant space is available within the Building to satisfy such Transferee's space needs; or

  (f)
  Tenant is in default under the terms of this Lease.

        Section 18.4    Transfer Premium.

        Section 18.4.1    Transfer Premium Payment.    As a reasonable condition to Landlord's consent to any Transfer other than a Permitted Transfer under Section 18.7.2, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of any "Net Profits" that Tenant actually receives from such Transfer. The term "Net Profits" shall mean the excess of (a) rent payable to Tenant as the result of such Transfer over (b) the rent payable under this Lease, and brokerage commissions, legal fees, tenant improvement costs and other concessions granted or incurred by Tenant in connection with such Transfer.

        Section 18.5    Landlord's Option to Recapture Space.

        Section 18.5.1    Landlord's Recapture Right.    Despite any other provision of this Article 18, Landlord has the option, by written notice to Tenant within fifteen (I5) days after receiving Tenant's notice of a proposed Transfer other than a Permitted Transfer under Section 18.7.2 or a sublease of not more than twenty-five percent (25%) of the Premises (in the aggregate) for a term not exceeding five (5) Lease Years, to recapture the Premises by terminating this Lease as to the portion of the Premises Tenant intends to transfer. If Landlord exercises such termination right, Tenant shall surrender possession of the Premises on the date of the intended transfer in accordance with the provisions of Section 19.2.

        Section 18.5.2    Consequences of Recapture.    To determine the new Base Rent under this Lease if Landlord recaptures any portion of the Premises pursuant to Section 18.5.1, the original Base Rent under the Lease shall be multiplied by a fraction, the numerator of which is the Rentable Square Feet of the Premises retained by Tenant after Landlord's recapture and the denominator of which is the total Rentable Square Feet of the Premises before Landlord's recapture. Tenant's Share of Additional Rent as set forth in Section 1.4(c) shall be reduced to reflect the Rentable Square Feet of the Premises retained by Tenant after Landlord's recapture in relationship to the Rentable Square Feet of the Premises before Landlord's recapture. This Lease as so amended shall continue thereafter in full force and effect for the remaining Premises only. Either party may require written confirmation of the amendments to this Lease necessitated by Landlord's recapture. If Landlord recaptures a portion of the Premises pursuant to Section 18.5.1, Landlord shall, at Landlord's sole expense, construct any partitions required to segregate the subject space from the space retained by Tenant including painting, covering or otherwise decorating the surfaces of the partitions facing the remaining Premises retained by Tenant.

        Section 18.6    Right to Collect Rent.    Intentionally deleted.

        Section 18.7    Transfers of Ownership Interests and Other Organizational Changes.

        Section 18.7.1    Change of Ownership: Reorganization.    For purposes of this Article 18, if Tenant is a closely held corporation (i.e., one whose stock is not publicly held and not traded through an exchange or over the counter), the term "Transfer" also includes:

  (a)
  The sale or transfer within a twelve (12) month period of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), or

  (b)
  The dissolution, merger, consolidation or other reorganization of Tenant (except as provided in Section 18.7.2)

A Transfer under Article 18 shall not, however, include a sale or transfer described in this Section 18.7.1 if Tenant's Net Worth does not decrease as a result of that sale or transfer or the Transfer is made in connection with an initial public offering of Tenant's voting shares.

        Section 18.7.2    Permitted Transfers.    Despite any other provision of this Lease, Landlord's consent is not required for any Transfer to an Affiliate, as defined in subsection 18.7.3, or to a successor entity to Tenant resulting from merger, consolidation, non-bankruptcy reorganization or government action or to a purchaser of all or a majority of Tenant's stock or assets, as long as the following conditions are met:

  (a)
  At least ten (10) business days before the Transfer, Landlord receives written notice of the Transfer (as well as any documents or information reasonably requested by Landlord regarding the Transfer or Transferee);

  (b)
  The Transfer is not a subterfuge by Tenant to avoid its obligations under the Lease;

  (c)
  If the Transfer is an assignment, Transferee assumes in writing all of Tenant's obligations under this Lease relating to the Subject Space; and

  (d)
  Tenant remains liable under this Lease and any Guarantor remains liable under any Guaranty.

  (e)
  In the event of any Transfer to a successor entity to Tenant resulting from merger, consolidation, non-bankruptcy reorganization or government action or to a purchaser of all or a majority of Tenant's stock or assets, the Transferee has a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied (Net Worth), sufficient in Landlord's opinion, reasonably exercised, to fulfill the obligations of Tenant under the Lease.

        Section 18.7.3    Definition of "Affiliate".    An "Affiliate" means any entity that controls, is controlled by, or is under common control with Tenant. "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs.

        Section 18.8    Restrictions on Marketing the Space.    Tenant may not market the Premises to transferees, other than those described in Sections 18.7.1 and 18.7.2 above, at a rate less than the rate then being quoted by Landlord for like space in the building.

ARTICLE 19
SURRENDER OF PREMISES

        Section 19.1    Surrender of Premises.    No act of Landlord or its authorized representatives shall constitute Landlord's acceptance of a surrender of the Premises by Tenant unless that intent is specifically acknowledged in writing signed by Landlord.

        Section 19.2    Removal of Tenant Property by Tenant.    On the expiration or earlier termination of the Lease Term, Tenant shall quit the Premises and surrender possession to Landlord free and clear of all tenants and occupants in accordance with this Section 19.2. Tenant shall leave the Premises, including all Tenant Improvements constructed therein (and any replacements therefor) and any Alterations that may have been installed or placed in or about the Premises (except as provided in Section 13.6 of this Lease or in subparagraph [d] below) in good order and condition, except for reasonable wear and tear, acts of God, casualties and condemnation and repairs. On expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises:

  (a)
  All debris and rubbish;

  (b)
  Any items of furniture, equipment, freestanding cabinet work and other articles of personal property owned by Tenant;

  (c)
  Any similar articles of any other persons claiming under Tenant that Landlord, in Landlord's sole discretion, requires to be removed; and

  (d)
  Any Alterations that Tenant is permitted or required to remove under Article 13.

Tenant shall, at Tenant's sole expense, repair all damage or injury that may occur to the Premises or the Building caused by Tenant's removal of those items and shall restore the Premises and Building to their original condition.

ARTICLE 20
HOLDING OVER

        Section 20.1    Holdover Rent.    If Tenant remains in possession of the Premises after expiration or earlier termination of this Lease with Landlord's express written consent, Tenant's occupancy shall be a tenancy at will at a rent agreed on by Landlord and Tenant but in no event less than the Base Rent and Additional Rent payable under this Lease during the last full month before the date of expiration or earlier termination of this Lease. The tenancy at will shall be on the terms and conditions of this Lease except as provided in the preceding sentence. Landlord's acceptance of rent after such holding over with Landlord's written consent shall not result in any other tenancy or in a renewal of the original term of this Lease. If Tenant remains in possession of the Premises after expiration or earlier termination of this Lease without Landlord's consent, Tenant's continued possession shall be on the basis of a tenant at sufferance and Tenant shall pay as rent during the holdover period an amount equal to the greater of:

  (a)
  One hundred and twenty-five percent (125%) of the fair market rental (as reasonably determined by Landlord) for the Premises; or

  (b)
  One hundred fifty percent (150%) of the Base Rent and Additional Rent payable under this Lease for the last full month before the date of expiration or termination.

        Section 20.2    No Consent or Waiver Implied.    Nothing in this Article 20 shall be construed as implied consent by Landlord to any holding over by Tenant. Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease on expiration or other termination of this Lease. In the event that Tenant fails to surrender the Premises upon such expiration or earlier termination, then Tenant shall indemnify and hold Landlord harmless against all losses or liability resulting from or arising out of Tenant's failure to surrender the Premises. This includes, but is not limited to, any amounts required to be paid or damages incurred due to the loss of any tenant or prospective tenant who was to have occupied the Premises after such termination or expiration and any related attorney fees and brokerage commissions. The provisions of this Article 20 shall not be considered to limit or constitute a waiver of any other rights or remedies of Landlord provided in this Lease or at law and shall survive the expiration or earlier termination of this Lease.

ARTICLE 21
ESTOPPEL CERTIFICATES

        Section 21.1    Tenant's Obligation to Provide Estoppel Certificates.    Within fifteen (15) days after receipt of a written request by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, certifying (a) that the Lease is unmodified and in full force and effect, (b) the Lease

Commencement Date and the Lease Termination Date, (c) the dates to which Rent has been paid, and (d) that there are no uncured defaults by Landlord. Tenant may indicate in the certificate any exceptions to the statements in the certificate that may exist at that time. The certificate shall also contain any other information reasonably requested by Landlord or any existing or prospective lender, mortgagee or purchaser of the Building.

        Section 21.2    Additional Requested Documents or Instruments.    Within fifteen (15) days after receipt of a written request by Landlord, Tenant shall execute and deliver whatever other documents or instruments may be reasonably required for sale or financing purposes, including (if requested by Landlord) a current financial statement and financial statements for the two (2) years preceding the current financial statement year. Those statements shall be prepared in accordance with generally accepted accounting principles and shall be audited by an independent certified public accountant.

        Section 21.3    Failure to Deliver.    Tenant's failure to execute or deliver an estoppel certificate or other document or instrument required under this Article 21 in a timely manner shall be a material breach of this Lease.

ARTICLE 22
SUBORDINATION, NONDISTURBANCE AND ATTORNMENT

        Section 22.1    Automatic Subordination.    Tenant agrees that this Lease shall be subject and subordinate to:

  (a)
  The lien of any mortgages, deeds of trust or other encumbrances ("Encumbrances") of the Building and Real Property;

  (b)
  All present and future ground or underlying leases ("Underlying Leases") of the Building and Real Property now or hereafter in force against the Building and Real Property;

  (c)
  All renewals, extensions, modifications, consolidations and replacements of the items described in subparagraphs (a) and (b); and

  (d)
  All advances made or hereafter to be made on the security of the Encumbrances.

Despite any other provision of this Article 22, any Encumbrance holder or lessor may elect that this Lease shall be senior to and have priority over that Encumbrance or Underlying Lease whether this Lease is dated before or after the date of the Encumbrance or Underlying Lease.

        Section 22.2    Subordination Agreement.    Tenant shall, within fifteen (15) days after receipt of Landlord's written request, execute any instruments or assurances in recordable form that Landlord reasonably considers necessary to evidence or confirm the subordination of this Lease to any Encumbrances or Underlying Leases; provided that the holder of each such Encumbrance or the lessor of such Underlying Lease shall agree to recognize the rights of Tenant to use and occupy the Premises upon the payment of Rent under this Lease and the performance by Tenant of Tenant's obligations under this Lease. Tenant's failure to execute or deliver instruments or assurances required under this Article Section 22.2 in a timely manner shall be a material breach of this Lease.

        Section 22.3    Attornment.    Tenant covenants and agrees to attorn to the transferee of Landlord's interest in the Real Property by foreclosure, deed in lieu of foreclosure, exercise of any remedy provided in any Encumbrance or Underlying Lease, or operation of law (without any deductions or setoffs), if requested to do so by the transferee, and to recognize the transferee as the lessor under this Lease. The transferee shall not be liable for:

  (a)
  Any acts, omissions or defaults of Landlord that occurred before the sale or conveyance; or

  (b)
  The return of any Security Deposit except for deposits actually paid to the transferee.

ARTICLE 23
DEFAULTS AND REMEDIES

        Section 23.1    Tenant's Default.    The occurrence of any of the following shall constitute a default by Tenant under this Lease:

  (a)
  Tenant's failure to pay when due any Rent or other amount required to be paid under this Lease and such failure continues for five (5) days following written notice from Landlord to Tenant; provided, however, that should Tenant fail to pay Base Rent when due on two (2) occasions within a twelve (12) month period, for a period of twenty-four (24) months thereafter, Tenant's failure to pay Base Rent when due shall constitute a default by Tenant under this Lease if such failure continues for five (5) days after the same is due without the necessity of Landlord giving written notice of such failure as herein provided;

  (b)
  Tenant's failure to perform or observe any other term, condition, covenant or obligation contained in this Lease if the failure continues for fifteen (15) days after written notice thereof from Landlord to Tenant unless such default shall be of such a nature that the same cannot be cured within such fifteen (15) day period in which event Tenant's failure shall constitute a default unless Tenant undertakes to cure the failure within fifteen (15) days after such notice and diligently and continuously attempts to complete the cure as soon as reasonably possible;

  (c)
  To the extent permitted by law:

  (i)
  A general assignment by Tenant or any guarantor of the Lease for the benefit of creditors;

  (ii)
  The filing by or against Tenant, or any guarantor, of any proceeding under an insolvency or bankruptcy law, unless (in the case of an involuntary proceeding) the proceeding is dismissed within sixty (60) days;

  (iii)
  The appointment of a trustee or receiver to take possession of all or substantially all the assets of Tenant or any guarantor, unless possession is unconditionally restored to Tenant or that guarantor within thirty (30) days and the trusteeship or receivership is dissolved;

  (iv)
  Any execution or other judicially authorized seizure of all or substantially all the assets of Tenant located on the Premises, or of Tenant's interest in this Lease, unless that seizure is discharged within thirty (30) days;

        Section 23.2    Landlord's Remedies on Tenant's Default.    On the occurrence of a default by Tenant, or at any time thereafter while such default remains uncured, Landlord shall have the right to pursue any one or more of the following remedies in addition to any other remedies now or later available to Landlord at law or in equity. These remedies are not exclusive but cumulative.

        23.2.1    Right to Bring Suit.    Landlord may bring suit for damages or specific performance, for the collection of unpaid Rent or for the performance of any term, condition, covenant or obligation to be performed by Tenant under this Lease (or to recover any costs incurred by Landlord in performing any obligation on behalf of Tenant pursuant to Article 24 of this Lease) all either without entering into possession of the Premises or terminating this Lease.

        23.2.2    Right to Reenter.    Landlord, without demand or notice, and with or without having terminated the Lease, (a) reenter the Premises and remove Tenant and all goods, chattels, fixtures, furniture, office equipment and other personal property of Tenant therefrom and to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and (b) alter locks or other security devices at the Premise, without evidence of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. To the fullest extent permitted by law, Tenant hereby waives claims for damages by reason of Landlord's reentry, repossession, removal of personal property or alteration of locks and other security devices. Landlord may, without further notice to Tenant, sell such property of Tenant whether exempt or not from sale under execution or attachment (it being agreed that such property shall at all times be bound with a lien in favor of Landlord and shall be chargeable for all Rent and for the fulfillment of the other terms, conditions, covenants and obligations contained in the Lease) and shall apply the proceeds: first, to the payment of all costs and expenses of conducting the sale or caring for or storing said property; second, to the payment of all Rent which may be or may become due from Tenant to Landlord; third, to the payment of any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant; and, fifth, to pay the remaining balance, if any, to Tenant.

        23.2.3    Termination of Lease.    Landlord may terminate this Lease by written notice to Tenant and recover possession of the Premises. Tenant acknowledges that the foregoing default notice is in lieu of, and in substitution for, any statutory notice to terminate, vacate or quit the Premises. Once Landlord has terminated this Lease, Tenant shall immediately surrender the Premises to Landlord.

        23.2.3.1    Continuing Obligation of Tenant.    Tenant covenants and agrees, as an additional and independent obligation notwithstanding such termination, to pay and be liable for, on the days fixed herein for payment thereof, amounts equal to the Rent which Tenant would, under the terms of this Lease, have become liable for had this Lease not been terminated, and to pay within fifteen (15) days of such termination an amount equal to the Rent that would have been due and payable by Tenant but for any Rent concessions (such as free Rent, reduced Rent and the like), but in the event the Premises or any portion thereof shall be relet by the Landlord, the Tenant shall be entitled to a credit in the net amount of the Rent received by Landlord in reletting the Premises after deducting any amount necessary to compensate Landlord for all expenses incurred by Landlord proximately caused by Tenant's failure to perform obligations under this Lease, expenses incurred in reletting the Premises (including, without limitation, advertising expenses, expenses of remodeling the Premises for a new tenant [whether for the same or a different use], remodeling and fixturing allowances, attorney fees, brokerage commissions and the like), and any expenses incurred by Landlord in collecting the Rent in connection therewith.

        23.2.3.2    Reletting of Premises.    If the Landlord relets the whole or any part of the Premises from time to time, such reletting may be at such rental rates and upon such conditions (which may include free rent periods, remodeling and fixturing allowances, and other concessions) as Landlord in its sole discretion may determine. Landlord shall in no way event be liable for refusal or failure to relet the whole or any part of the Premises, or in the event of any reletting the failure to collect any Rent due upon reletting, and no such failures or refusals shall operate to relieve Tenant from any liability hereunder. Amounts received by Landlord after reletting and for the remainder of what would have been the Lease Term had Tenant fully complied with the terms of this Lease (and no other special event allowing termination had occurred) shall first be applied against Landlord's expenses (as set forth in Section 23.2.3.1), until the same are recovered, and until such recovery Tenant shall pay, as of each day a payment would fall due under this Lease, the amount which the Tenant is obligated to pay under the terms of this Lease (Tenant's liability prior to any such reletting and any such recovery not in any way to be diminished as a result of the fact that such reletting might be for a Rent higher than the Rent provided for in this Lease); when and if such expenses have been completely recovered, the amounts received for reletting by the Landlord as have not previously been applied shall be credited against the Tenant's obligations as of each day when a payment would fall due under this Lease, with any balance to be kept by Landlord.

        23.2.3.3    Rent Acceleration.    As an alternative, at the election of Landlord made at any time after such termination, the Tenant shall pay to Landlord within fifteen (15) days of billing therefore as liquidated damages, and whether or not Landlord has received any payments under Section 23.2.3.1, an amount equal to: (a) any amounts which were due prior to the date of such termination; plus (b) an amount equal to the Rent that would have been due and payable by Tenant under this Lease but for any rent concessions (such as free Rent reduced Rent and the like); plus (c) the present value, discounted at the discount rate of the Federal Reserve Bank of Boston at the time of such demand plus one percent (1%) of the difference between (i) all Rent which would have been payable from the date of termination of the Lease until what would have been the last day of the Lease Term had Tenant fully complied with the terms of this Lease (and no other special event allowing termination had occurred), less (ii) the fair rental value of the Premises for the same period; plus (d) an amount necessary to compensate Landlord for all expenses incurred by Landlord proximately caused by Tenant's failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant; less (e) payments made by Tenant pursuant to Section 23.2.3.1. For the purpose of this Section 23.2.3.3, if the Landlord elects to accelerate the payment of Rent in accordance with the terms hereof, the total Rent shall be calculated assuming that Tenant's Share of Direct Expenses for each Expense Year included within the balance of the unexpired Lease Term would be an amount equal to Tenant's Share of Direct Expenses for the Expense Year immediately preceding the exercise by Landlord of its election hereunder.

        Section 23.3    Form of Payment After Default.    If Tenant fails to pay Rent or any other amount due under this Lease within five (5) days after the due date or if Tenant draws a check on an account with insufficient funds, Landlord shall have the right to require that any subsequent amounts paid by Tenant to Landlord under this Lease (to cure a default or otherwise) be paid by a cashier's or certified check drawn on an institution acceptable to Landlord, or other form of payment approved by Landlord despite any prior practice of accepting payments in a different form.

        Section 23.4    Acceptance of Rent Without Waiving Rights.    Under Article 26, Landlord may accept Tenant's payments without waiving any rights under this Lease, including rights under a previously served notice of default. If Landlord accepts payments after serving a notice of default, Landlord may nevertheless commence and pursue an action to enforce rights and remedies under the previously served notice of default.

        Section 23.5    Tenant's Remedies on Landlord's Default.    Landlord shall in no event be in default in the performance or observation of any of Landlord's obligations under this Lease unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional tine as is reasonably necessary to promptly and diligently cure any such default, after written notice from Tenant giving in reasonable detail the nature and extent of the alleged default and identifying the lease provision(s) containing Landlord's obligations. To the fullest extent permitted by law, Tenant hereby waives any right to terminate this Lease, to vacate the Premises, to make any repairs or perform any acts at Landlord's expense or to withhold, setoff against or make any deduction from Rent payable by Tenant hereunder in the event of Landlord's default under this Lease except and to the extent that such rights are expressly granted to Tenant by the terms of this Lease. Tenant's sole remedy on Landlord's default is an action for damages or injunctive or declaratory relief provided that notice is first given to Landlord and any lender of whose address Tenant has been notified, and an opportunity is granted to Landlord and that lender to correct those violations as provided herein and in Section 23.6.

        Section 23.6    Notice of Default; Right to Cure.    If notified in writing of the identity and address of Landlord's lender or ground or underlying lessor, Tenant agrees to give written notice of any default by Landlord to that lender or ground of underlying lessor. Tenant agrees that, before it exercises any rights or remedies under the Lease, the lender or lessor shall have the right, but not the obligation, to cure the default within the same time, if any, given to Landlord to cure the default, plus an additional thirty (30) days. Tenant agrees that this cure period shall be extended by the time necessary for the lender to begin foreclosure proceedings and to obtain possession of the Building or Real Property, as applicable.

ARTICLE 24
LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

        Section 24.1    Landlord's Right to Perform Tenant's Obligations.    All obligations to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense. If Tenant's failure to perform an obligation continues for fifteen (15) days after notice to Tenant, Landlord may perform the obligation on Tenant's behalf, without waiving Landlord's rights for Tenant's failure to perform any obligations under this Lease and without releasing Tenant from such obligations. The cure period provided herein shall not apply in the event of an emergency in which event Landlord may perform such obligations on Tenant's behalf after reasonable notice which may be given by telephone, fax or Email.

        Section 24.2    Reimbursement by Tenant.    Within fifteen (15) days after receiving a statement from Landlord, Tenant shall pay to Landlord the amount of expense reasonably incurred by Landlord, under Section 24.1, in performing Tenant's obligation.

ARTICLE 25
LATE PAYMENTS

        Section 25.1    Late Charges.    If any Rent payment is not received by Landlord or Landlord's designee within five (5) days after that Rent is due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of the Rent payment which is past due as liquidated damages, in lieu of actual damages (other than interest under Section 25.2 and attorney fees and costs under Article 28). The parties agree that this late charge represents a reasonable estimate of the expenses that Landlord will incur because of any late payment of Rent (other than interest and attorney fees and costs). Landlord's acceptance of any liquidated damages shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the rights and remedies available to Landlord under this Lease. Tenant shall pay the late charge as Additional Rent with the next installment of Rent.

        Section 25.2    Interest.    If any Rent payment is not received by Landlord or Landlord's designee within five (5) days after that Rent is due, Tenant shall pay to Landlord interest on the past-due amount, from the date due until paid, at the rate of five percent (5%) above the prime interest rate then in effect at Fleet Bank, Boston, Massachusetts per year. Despite any other provision of this Lease, the total liability for interest payments shall not exceed the limits, if any, imposed by the usury laws of the Commonwealth of Massachusetts. Any interest paid in excess of those limits shall be refunded to Tenant by application of the amount of excess interest paid against any sums outstanding in any order that Landlord requires. If the amount of excess interest paid exceeds the sums outstanding, the portion exceeding those sums shall be refunded in cash to Tenant by Landlord. To ascertain whether any interest payable exceeds the limits imposed, any non-principal payment (including late charges) shall be considered to the extent permitted by law to be an expense or a fee, premium, or penalty rather than interest.

ARTICLE 26
NON-WAIVER

        Section 26.1    Non-waiver.    No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy for the violation of that provision, even if that violation continues or is repeated. Any waiver by Landlord of any provision of this Lease must be in writing. Such written waiver shall affect only the provision specified and only for the time and in the manner stated in the writing.

        Section 26.2    Acceptance and Application of Payment; Not Accord and Satisfaction.    No receipt by Landlord of a lesser payment than the Rent required under this Lease shall be considered to be other than on account of the earliest amount due, and no endorsement or statement on any check or letter accompanying a payment or check shall be considered an accord and satisfaction. Landlord may accept checks or payments without prejudice to Landlord's right to recover all amounts due and pursue all other remedies provided for in this Lease.

        Landlord's receipt of monies from Tenant after giving notice to Tenant terminating this Lease shall in no way reinstate, continue, or extend the Lease Term or affect the Termination Notice given by Landlord before the receipt of those monies. After serving notice terminating this Lease, filing an action, or obtaining final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of that Rent shall not waive or affect such prior notice, action, or judgment.

ARTICLE 27
ATTORNEY FEES AND COSTS

        If either party undertakes litigation against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney fees and court costs incurred.

ARTICLE 28
LANDLORD'S ACCESS TO PREMISES

        Section 28.1    Landlord's Access to Premises.    Landlord and its agents shall have the right at all reasonable times and after reasonable notice to enter the Premises to inspect the Premises, show the Premises to prospective purchasers, mortgagees or tenants (during the last twelve [12] months of the Term) or to ground lessors or underlying lessors or upon prior notice to Tenant (except in the event of an emergency) to make repairs, replacements, alterations, or improvements to the Premises or Building that Landlord considers necessary or desirable.

        Despite any other provision of this Article 28, Landlord may enter the Premises as elsewhere provided in this Lease at any time to perform or provide those services required to be performed or provided by Landlord pursuant to Article II, take possession due to any breach of this Lease; or perform any covenants of Tenant that Tenant fails to perform.

        Section 28.2    Tenant's Waiver.    Landlord may enter the Premises without the abatement of Rent and may take steps to accomplish the stated purposes, provided that Landlord shall use commercially reasonable efforts to cause the least possible interference to Tenant and Tenant's use of the Premises. Tenant waives any claims for damages caused by Landlord's entry, including damage claims for injuries, inconvenience to or interference with Tenant's business, lost profits and loss of occupancy or quiet enjoyment of the Premises.

        Section 28.3    Method of Entry.    For entry as permitted by this Article 28, Landlord shall at all times have a key or, if applicable, a card key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes, and special security areas designated. In an emergency situation, Landlord shall have the right to use any means that Landlord considers proper to open the doors in and to the Premises. Any such entry into the Premises by Landlord shall not be considered a forcible or unlawful entry into, or a detainer of, the Premises or an actual or constructive eviction of Tenant from any portion of the Premises.

ARTICLE 29
SIGNS

        Section 29.1    Building Name; Landlord's Signage Rights.    Landlord may at any time change the name of the Building and install, affix and maintain all signs on the exterior and interior of the Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not have or acquire any property right or interest in the name of the Building. Tenant may use the name of the Building or pictures or illustrations of the Building in advertising or other publicity during the Lease Term. Tenant shall have the right, notwithstanding any other provisions of this Article 29t, at its sole cost and expense, to install a sign on the exterior of the Building which will be limited to Tenant's name and established publicly-recognized logo. The dimensions, material, color, design, content, location and method of fastening to the Building shall be subject to the review of Landlord's Architect and to landlord's written approval which approval shall not be unreasonably withheld or delayed.

        Section 29.2    Tenant's Signage Rights within Building.

        29.2.1    Single-Tenant Floor.    If the Premises comprise an entire floor of the Building, Tenant may, at Tenant's sole expense, install identification signs (including its logo) anywhere in the Premises, including the elevator lobby of the Premises, subject to the following requirements:

  (a)
  Tenant must obtain Landlord's prior written approval for such signs, which Landlord may, in Landlord's reasonable discretion, grant or deny;

  (b)
  All signs must be in keeping with the quality, design and style of the Building; and

  (c)
  No sign may be visible from the exterior of the Building.

Notwithstanding the foregoing, Landlord shall have the right, in its sole discretion, to grant or deny Tenant signage (other than as provided in Section 29.2.4) in the elevator lobby, corridors and other common areas located on the ground floor of the Building.

        29.2.2    Multi-Tenant Floor.    If other tenants occupy space on the floor on which the Premises are located, Tenant's identifying signs shall be provided by Landlord at Tenant's expense. The signs shall be comparable to those used by Landlord for other similar floors in the Building and shall comply with Landlord's Building standard signage program.

        29.2.3    Prohibited Signs and Other Items.    Tenant may not display any signs on the exterior or roof of the Building or in the common areas of the Building or the Real Property. Tenant may not install or display any signs, window coverings, blinds (even if located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises without Landlord's prior written approval, which Landlord may, in Landlord's sole discretion, grant or withhold. Any signs, notices, logos, pictures, names or advertisements that are installed by or for Tenant without Landlord's approval may be removed without notice by Landlord at Tenant's expense.

        29.2.4    Lobby Directory.    Landlord shall provide and maintain a directory on the ground floor of the Building exclusively for the display of the names and suite numbers of tenants in the building. Tenant is entitled to display its trade name in the directory without any expense to Tenant.

        29.2.5    Floor Directories.    If other tenants occupy space on the floor on which the Premises are located, Landlord shall provide and maintain a directory in the elevator lobby of that floor (other than the ground floor) for the display of the names and suite numbers of tenants on the floor.

ARTICLE 30
MISCELLANEOUS

        Section 30.1    Captions.    The captions of articles and sections and the table of contents of this Lease are for convenience only and have no effect on the interpretation of the provisions of this Lease.

        Section 30.2    Word Usage.    Unless the context clearly requires otherwise:

  (a)
  The plural and singular numbers shall each be considered to include the other;

  (b)
  The masculine, feminine and neuter genders shall each be considered to include the others;

  (c)
  "Shall", "will", "must", "agrees" and "covenants" are each mandatory;

  (d)
  "May" is permissive;

  (e)
  "Or" is not exclusive; and

  (f)
  "Includes" and "including" are not limiting.

        Section 30.3    Counting Days.    Days shall be counted by excluding the first day and including the last day. If the last day is a Saturday, Sunday or Holiday, it shall be excluded. Any act required by this Lease to be performed by a certain day shall be timely performed if completed before 11:59 p.m. local time on that date. If the day for performance of any obligation under this Lease is a Saturday, Sunday or Holiday, the time for performance of that obligation shall be extended to 11:59 p.m. local time on the first following date that is not a Saturday, Sunday or Holiday.

        Section 30.4    Entire Agreement; Amendments.    This Lease and all exhibits, schedules and addenda referred to in Section 30.5 constitute the final, complete and exclusive statement of the terms of the agreement between Landlord and Tenant pertaining to Tenant's lease of space in the Building and supersedes all prior and contemporaneous understandings or agreements of the parties. Tenant has not been induced to enter into this Lease by, and is not relying on, any representation or warranty outside those expressly set forth in this Lease. This Lease may be amended only by an agreement in writing signed by Landlord and Tenant.

        Section 30.5    Exhibits.    The Exhibits, Schedules and Addenda, if applicable, attached to this Lease are a part of this Lease and incorporated herein by reference.

        Section 30.6    Reasonableness and Good Faith.    Except as limited elsewhere in this Lease, whenever this Lease requires Landlord or Tenant to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld or delayed.

        Subject 30.7    Partial Invalidity.    If a court or arbitrator of competent jurisdiction holds any Lease clause to be invalid or unenforceable in whole or in part for any reason, the validity and enforceability of the remaining clauses, or portions of them, shall not be affected.

        Section 30.8    Binding Effect.    Subject to Article 18 and Sections 30.16 and 30.17, this Lease shall bind and benefit the parties to this Lease and their legal representatives and successors in interest.

        Section 30.9    Independent Covenants.    This Lease shall be construed as though the covenants between Landlord and Tenant are independent and not dependent. Tenant expressly waives the benefit of any statute to the contrary.

        Section 30.10    Governing Law.    This Lease shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

        Section 30.11    Notices.    All notices (including requests, demands, approvals, or other communications) under this Lease shall be in writing.

        30.11.1    Method of Delivery.    Notice shall be sufficiently given for all purposes as follows:

  (a)
  When personally delivered to the recipient, notice is effective on delivery.

  (b)
  When mailed by registered or certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt;

  (c)
  When delivered by a commercially recognized overnight courier service with charges prepaid or charged to the sender's account, notice is effective on delivery if delivery is confirmed by the delivery service; or

  (d)
  When sent by fax to the last fax number of the recipient known to the party giving notice, notice is effective on receipt as long as (i) a duplicate copy of the notice is promptly given by first-class or certified mail or by overnight delivery or (ii) the receiving party delivers a written confirmation of receipt. Any notice given by telex or fax shall be considered to have been received on the next business day if it is received after 5:00 p.m. (recipient's time) or on a non-business day.

        30.11.2    Refused.    Unclaimed or Undeliverable Notices. Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger or overnight delivery service.

        30.11.3    Addresses.    Addresses for purposes of giving notice are set forth in Section 1.7 of the Summary of Basic Lease Information. Either party may change its address or fax number by giving the other party notice of the change in any manner permitted by this Section 30.11.

        Section 30.12    Force Majeure.    If performance by a party of any portion of this Lease is made impossible by any prevention, delay or stoppage caused by strikes; lockouts; labor disputes; acts of God; inability to obtain services, labor, or materials or reasonable substitutes for those items; government actions; civil commotions; fire or other casualty; or other causes beyond the reasonable control of the party obligated to perform, performance by that party for a period equal to the period of that prevention, delay or stoppage is excused. Tenant's obligation to pay Rent, however, is not excused by this Section 30.12.

        Section 30.13    Time of the Essence.    Time is of the essence of this Lease and each of its provisions.

        Section 30.14    Modifications Required by Landlord's Lender.    If any lender of Landlord or ground lessor of the Real Property requires a modification of this Lease that will not increase Tenant's cost or expense or materially or adversely change Tenant's rights and obligations, this Lease shall be so modified and Tenant shall execute whatever documents are required and deliver them to Landlord within fifteen (15) business days after the request.

        Section 30.15    Recording; Memorandum of Lease.    Except as provided in this Section 30.15, neither this Lease nor any memorandum, affidavit or other writing relating to this Lease may be recorded by Tenant or anyone acting through, under, or on behalf of Tenant. Recordation in violation of this provision constitutes an act of default by Tenant. Each party agrees, on the request of the other, to execute and acknowledge before a notary public, a statutory short form of Lease for recordation, containing (among other customary provisions) the names of the parties and a description of the Premises and the Lease Term. In the event of a termination of this Lease, Tenant agrees to execute a recordable instrument setting forth the fact of and the date of such termination

        Section 30.16    Liability of Landlord.    Except as otherwise provided in this Lease or applicable law, for any breach of this Lease the liability of Landlord (including all persons and entities that comprise Landlord, and any successor landlord) and any recourse by Tenant against Landlord shall be limited to the interest of Landlord and Landlord's successors in interest in and to the Building and Real Property. On behalf of itself and all persons claiming by, through or under Tenant, Tenant expressly waives and releases Landlord from any personal liability for breach of this Lease.

        Section 30.17    Transfer of Landlord's Interest.    Landlord has the right to transfer all or part of its interest in the Building and Real Property and in this Lease. On such a transfer, Landlord shall automatically be released from all liability accruing under this Lease, and Tenant shall look solely to that transferee for the performance of Landlord's obligations under this Lease after the date of transfer, subject to Section 7.2. Landlord may assign its interest in this Lease to a mortgage lender as additional security. This assignment shall not release Landlord from its obligations under this Lease, and Tenant shall continue to look to Landlord for the performance of its obligations under this Lease.

        Section 30.18    Joint and Several Obligations of Tenant.    If more than one individual or entity comprises Tenant, the obligations imposed on each individual or entity that comprises Tenant under this Lease shall be joint and several.

        Section 30.19    Submission of Lease.    Submission of this document for examination or signature by the parties does not constitute an option or offer to lease the Premises on the terms in this document or a reservation of the Premises in favor of Tenant. This document is not effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

        Section 30.20    Legal Authority.

        30.20.1    Corporate Authority.    If Tenant is a corporation:

  (a)
  Each individual executing this Lease on behalf of that corporation represents and warrants that each of them is authorized to execute and deliver this Lease on behalf of that corporation and that this Lease is binding on that corporation in accordance with its terms.

        30.20.2    Partnership Authority.    If Tenant is a partnership, each individual executing this Lease on behalf of the partnership represents and warrants that:

  (a)
  The individual(s) is/are duly authorized to execute and deliver this Lease on behalf of the partnership in accordance with the partnership agreement, or an amendment to the partnership agreement, now in effect;

  (b)
  This Lease is binding on that partnership in accordance with its terms; and

  (c)
  The partnership is a duly organized and legally existing partnership and has filed all certificates required by law.

        30.20.3    Limited Liability Company Authority.    If Tenant is a limited liability company, each individual executing this Lease on behalf of that company represents and warrants that:

  (a)
  The individual(s) executing this Lease on behalf of the company has/have full power and authority under the company's governing documents to execute and deliver this Lease in the name of and on behalf of the company and to cause the company to perform its obligations under this Lease;

  (b)
  The company is a limited liability company duly organized and validly existing under the laws of the State of its formation; and

  (c)
  The company has the power and authority under applicable law and its governing documents to execute and deliver this Lease and to perform its obligations under this Lease.

        Section 30.21    Right to Lease.    Landlord reserves the absolute right to contract with any other person or entity to be a tenant in the Building as Landlord, in Landlord's sole business judgment, determines best to promote the interests of the Building. Tenant does not rely on the expectation, and Landlord does not represent, that any specific tenant or type or number of tenants will, during the Lease Term, occupy any space in the Building.

        Section 30.22    Brokers.    Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for the real estate brokers or agents specified in Summary of Basic Lease Information Section 1.8 ("Brokers") and that they know of no other real estate broker or agent who is entitled to a commission or finder's fee in connection with this Lease. Each party shall indemnify, protect, defend and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including reasonable attorney fees) for any leasing commission, finder's fee, or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers. The terms of this Section 30.22 shall survive the expiration or earlier termination of the Lease Term.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this lease as a sealed instrument as of the day and year first above written.

LANDLORD:

NORTH TEWKSBURY COMMONS, L.L.C. a Massachusetts limited liability company

By:	/s/ JAMES T. CHADWICK Name: James T. Chadwick Title: Member

TENANT:

NETWORK APPLIANCE, INC. a California corporation

By:	/s/ THOM BRYANT Name: Thom Bryant Title: VP W/R

TENANT AREA
TENANT AREA
TENANT AREA
TENANT AREA
1
2
3
4
5
6
7
A
B
C
D
E
F

Exhibit B

Network Appliance

The CW Companies

Applehill III

Tewksbury, MA

Revisions

No.	Date	Description	By

Title

First Floor Plan

Scale 1/8" = 1'-0"

Sheet OL.1

Date November 14, 2000

Drawn XX

Checked XXX

Job No. 1280

TENANT AREA
TENANT AREA
TENANT AREA
TENANT AREA
ELEVATOR LOBBY

Exhibit B

Network Appliance

The CW Companies

Applehill III

Tewksbury, MA

Revisions

No.	Date	Description	By

Title

Second Floor Plan

Scale 1/8" = 1'-0"

Date November 14, 2000

Drawn XX

Checked XXX

Job No. 1201

Sheet **OL.2**

Exhibit C

TENANT WORK LETTER

        This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the Tenant Improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction. All references in this Tenant Work Letter to Articles or Sections of "the Lease" shall mean the relevant portion of Office Lease to which this Tenant Work Letter is attached as Exhibit C and of which this Tenant Work Letter forms a part.

Section 1

Landlord's Initial Construction In The Premises

        Landlord has constructed, or will construct, at its sole cost and expense, in accordance with all applicable codes and laws as of the Lease Commencement Date the base building consisting of (i) the Building Structure (ii) the Building Systems (iii) the Core Improvements, and (iv) Landlord's Premises Work (collectively, the "Base Building"). The Base Building shall include the following items.

        1.1    Building Structure.

          1.1.1    Structural System.    Design load capabilities shall be as follows: Concrete floor with trowelled finish, smooth and level. First floor to be slab on grade; second and third floors-one hundred (100) pounds per square foot live load. The floor-to-floor height will be 13'4" allowing for an approximately 9'0" finished ceiling height. Typical bay spacing is 25'0" × 30'0".

          1.1.2    Exterior Materials

  (a)
  Exterior Walls:    Brick veneer with split face block feature strips, light gauge initial framing and gypsum sheathing back-up. All exterior wall insulation shall conform to a Thermal Resistance Rating (R-value) of 19.

  (b)
  Window System:    Horizontal strip windows shall be Kawneer SM4OOT and shall consist of 4.5" deep thermally broken, colored anodized aluminum with 1" factory-sealed, clear insulating glass. Window height is to be 6'0".The full-height glazed curtain wall systems shall be Kawneer 1600 and shall consist of 2" × 6" colored anodized aluminum with 1" factory-sealed clear insulating glass

  (c)
  Entrances:    Glazed entrance doors shall be Kawneer Narrow Style with colored anodized aluminum framing. The doors shall be fully equipped with push-pulls, ADA approved closures, thresholds, locks and cylinder.

  (d)
  Roof:    The roof shall consist of a Factory Mutual approved 0.060 non-reinforced single-ply fully-adhered EPDM membrane over mechanically-fastened 2.8" polysocyanurate insulation providing an "R" value of approximately 20.

        1.2    Building Systems.

          1.2.1    Elevators.    Two (2) three 3-stop hydraulic, 125 FPM passenger elevators: (i) one 3500 pound capacity with inside cab dimensions of approximately 5'5" × 6'8, and (ii) one 2500 pound capacity with inside cab dimensions of approximately 4'3" × 6'8". The hoistway door opening is to be approximately 3'6" × 7'0".Interior cab finishes of elevators are to include front panel, hand rail and ceiling, painted frames and plastic laminate side wall panels.

          1.2.2    Heating, Ventilation and Air Conditioning (HVAC).    Two (2) 90-ton rooftop packaged electric cooling, gas heating variable air volume units to serve the Core Improvements and the future Tenant spaces. The heating system is designed to maintain 72°F when the outside temperature is 0°F. The air-conditioning system is designed to maintain 78°F/50% RH when the outdoor temperature is 91°F DB/73°F WB. Air-conditioning loads have been calculated utilizing the following:

  (a)
  1.5 watts/square foot lighting

  (b)
  0.5 watts/square foot task lighting

  (c)
  3.5 watts/square foot equipment power

  (d)
  150 square foot/person occupancy

  (e)
  20 CFM/person ventilation

        The units shall have vibration (isolation) roof curbs, rectangular duct silencers in supplies and returns, gas heating sensors for morning warm-up and night setback, one hundred percent (100%) outside air economizer, one hundred percent (100%) power exhaust, and supply air temperature controls. Supply duct distribution shall consist of supply and return ducts from rooftop unit stubbed out 3 feet on each floor for future distribution by Tenant as a part of Tenant Improvements.

          1.2.3    Electrical.    A 1,200 amp, 277/480 volt, 3-phase, 4-wire, secondary service from the pad-mounted transformer to meter socket at the main switchboard located in the first floor electrical room. Landlord has divided each floor of the Building into four (4) quadrants with a separate meter socket being furnished for each quadrant. Landlord will provide conduits and power feeder cables from the meter socket in the first floor Electrical Room to a location within the Premises mutually acceptable to Landlord and Tenant. Except as provided herein Tenant shall install a separately metered distribution system sized at 11 watts per square foot as part of Tenant Improvements. Tenant's distribution system shall begin at the meter socket (and shall include the meter).Tenant's electrical power allocation breakdown is as follows:

  (a)
  1.5 watts/SF for lighting

  (b)
  0.5 watts/SF for task lighting

  (c)
  3.5 watts/SF for equipment power

  (d)
  5.5 watts/SF for HVAC, VAV and fan-powered terminal boxes with electric heating coils

          1.2.4    Telephone:    All conduit, sleeves, wiring and equipment required for the installation of future Tenant telephone systems is a part of the Tenant Improvements. Main point of entry for telephone service is the telephone/data communications room on the first floor of the Building..

          1.2.5    Security:    Card Access System: Base building card access system has been installed to provide off-hours security of the building perimeter doors. Card access system is "proximity" type with card readers at each of the four (4) exterior main entrance doors.

        1.3    Core Improvements.

          1.3.1    Toilet Rooms.    The men's and women's toilet rooms (on each floor of the Building) shall be complete with high quality plumbing fixtures, accessories and all mechanical, plumbing and lighting services.

          1.3.2    Passenger Elevator Lobbies.    The passenger elevator lobbies shall be complete with (i) finished ceiling, (ii)floor covering, (iii) walls, wall covering and base, (iv) elevator doors and frames, (v) all mechanical, and electrical services, (vi) emergency and exit lighting systems, and (vii) fire alarm system

          1.3.3    Public Corridors.    (Relating only as to that portion of the Premises, if any, which occupies a portion of a floor rather than the entire floor of the Building and adjoins a public corridor) Landlord shall construct the corridor walls consisting of studs, insulation and drywall (on the common area side of the corridor wall). Tenant will install, or reimburse Landlord for the cost of installation of drywall on the interior (Premises) side of the corridor wall. Landlord shall install (i) a finished ceiling, (ii) floor covering, (iii) wall finishes and base, (iv) lighting and mechanical services, and (v) emergency and exit lighting systems in the public corridors.

        1.4    Landlord's Premises Work.

          1.4.1    Floor.    Concrete floor with trowelled finish, smooth and level, ready to receive carpeting or tile, without additional Tenant preparation.

          1.4.2    Ceiling.    Unfinished structure.

          1.4.3    Walls.    The inside face (non-glass surfaces) of perimeter walls (but excluding surfaces around columns) and surfaces of walls adjacent to Core Improvements shall be drywall ready for finish. One-half (1/2) of the cost of demising partitions separating the Premises from adjacent tenant spaces (relating only to that portion of the Premises, if any, which occupies a portion of a floor rather than the entire floor of the Building) shall include studs, acoustical insulation, and drywall ready for finish.

          1.4.4    Doors.    Standard Tenant entry including doors, frames, hardware and sidelights (if any) in accordance with Base Building Plans.

          1.4.5    Fire Sprinkler System.    Automatic wet pipe fire protection sprinkler system in accordance with state and local regulations based on a standard layout for the Premises consisting of:

  (a)
  Sprinkler, mains and branch service lines

  (b)
  Wet, automatic light hazard sprinkler system with upright brass heads with a maximum protection area per head of 225 square feet.

        Any deviation from the regular grid pattern or modifications to the fire sprinkler system installed by Landlord required as the result of the installation of Tenant's Improvements or Tenant's use and occupancy of the Premises shall be performed by Landlord's sprinkler contractor at Tenant's expense.

          1.4.6    Window Treatment:    Vertical blinds on all exterior windows.

Section 2

Tenant Improvements

        2.1    Tenant Improvement Allowance.

        Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount set forth in Section 1.10 of the Lease for the costs relating to the initial construction of Tenant's improvements which are permanently affixed to the Premises (the "Tenant Improvements"). The Tenant Improvements shall include but not be limited to those items of work described in the Standard Improvement Package described in Section 2.4 below. In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement. In addition to the Tenant Improvement Allowance, Landlord shall pay directly, or reimburse Tenant for the fees of the "Architect" and the "Engineers" as those terms are defined in Section 3.1 of this Tenant Work Letter.

        2.2    Disbursement of the Tenant Improvement Allowance.

          2.2.1    Tenant Improvement Allowance Items.    Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process which shall consist of monthly disbursements to the Contractor and retainage of ten percent (10%) of the cost of the Tenant Improvements until Substantial Completion) only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):

            2.2.1.1    The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

            2.2.1.2    The cost of construction of the Tenant Improvements as set forth in the Construction Drawings as that term is defined in Section 3.1 below, including, without limitation, testing and inspection costs, and contractors' fees and general conditions;

            2.2.1.3    The cost of any changes in the Base Building work when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

            2.2.1.4    The cost of any changes to the Construction Drawings or Tenant Improvements required by law;

            2.2.1.5    A portion of the costs of the tenant demising walls and public corridor walls and materials, if any, as designated by Landlord; and

            2.2.1.6    All other costs approved by or expended in connection with the construction of the Tenant Improvements, as reasonably approved by Landlord but excluding free-standing work stations, furniture, fixtures and equipment.

        2.3    Unused Allowance.    In the event that the Tenant Improvement Allowance exceeds the total cost of Tenant Improvement Allowance items, as that term is defined in Section 2.2.1, such excess shall be disbursed by Landlord to Tenant, (provided Tenant is not then in default under the terms of the Lease or this Tenant Work Letter beyond any applicable notice and cure period), within thirty (30) days following the later to occur of:

  (a)
  Tenant's occupancy of the entire Premises;

  (b)
  the commencement of payment of Rent hereunder; or

  (c)
  Substantial Completion of the Tenant Improvements.

        2.4    Standard Tenant Improvement Package.    Landlord has established specifications (the "Specifications") for some of the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "Standard Improvement Package"). The Specifications are set forth in Schedule 1, attached hereto. The quality of the Tenant Improvements must be equal to or of greater quality than the quality of the Specifications, provided that the Landlord may, at Landlord's option, require the Tenant Improvements to comply with certain Specifications designated by Landlord. Landlord may make changes to the Specifications for the Standard Improvement Package from time to time.

Section 3

Construction Drawings

        3.1    Selection of Architect/Construction Drawings.    Landlord shall retain on behalf of Tenant, Spagnolo/Gisness & Associates, Inc. (the "Architect") to prepare the Construction Drawings and engineering consultants designated by Landlord (the "Engineers"), to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings". All Construction

Drawings shall comply in all respects with the provisions of the Standard Improvement Package and the Specifications, shall be in the drawing format determined by Landlord, and shall be subject to Landlord's reasonable approval. Landlord's review of the Construction Drawings shall be for its sole purpose and shall not obligate Landlord to review the same, for quality, design, code compliance or other like matters. Accordingly, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

        3.2    Final Space Plan.    On or before the date set forth in Schedule 2 attached hereto, Tenant shall prepare and forward to Landlord three copies of the final space plan for Tenant Improvements in the Premises (the "Final Space Plan") before any architectural working drawings or engineering drawings have commenced. The Final Space Plan shall include a layout and description of all offices, rooms and other partitions, their intended use and the equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall, within five (5) business days after Landlord receives such Final Space Plan, (i) approve the Final Space Plan as submitted, or (ii) approve the Final Space Plan subject to specified conditions to be complied with when the Final Working Drawings are submitted by Tenant to Landlord.

        3.3    Final Working Drawings.    Upon the approval of the Final Space Plan by Landlord, but in no event later than the date set forth in Schedule 2, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval. The Final Working Drawings shall be accompanied by a certification by the Engineers that the connected electrical load for the Premises does not exceed 11 watts per Usable Square Foot and that based upon Tenant's proposed use of the Premises the design criteria established for the Landlord installed rooftop packaged electric cooling, gas heating units will not be exceeded. The Final Working Drawings shall be sealed by the Architect or a certified registered engineer. Landlord shall, within five (5) business days after Landlord receives the Final Working Drawings, either (i) approve the Final Working Drawings, (ii) approve the Final Working Drawings subject to specified conditions to be satisfied by Tenant prior to submitting the Approved Working Drawings for permits as set forth in Section 3.4, below. Tenant shall cause the Architect to provide Landlord with a sufficient number of sets of the Approved Working Drawings as that term is defined in Section 3.4, as may be required for distribution to the Contractor and subcontractors for construction of the Tenant Improvements.

        3.4    Permits.    The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings") prior to commencement of construction of the Tenant Improvements. Landlord shall immediately submit the Approved Working Drawings to the appropriate municipal authorities on behalf of Tenant for all applicable building and other permits (the "Permits") necessary to allow Contractor (as that term is defined in Section 4.1), below, to commence and fully complete the construction of the Tenant Improvements, and shall endeavor to obtain the Permits on or before the date set forth in Schedule 2. Tenant shall be responsible for obtaining any building permit or certificate of occupancy for the Premises; provided however that Landlord shall make all submissions on behalf of Tenant.

        3.5    Changes to Approved Working Drawings.    In the event Tenant desires to change the Approved Working Drawings, Tenant shall deliver notice of the same to Landlord, setting forth in detail the changes Tenant desires to make to the Approved Working Drawings. Landlord shall, within five (5) business days of receipt thereof, either (i) approve the Tenant Change or (ii) disapprove the Tenant Change and deliver a notice to Tenant specifying in detail the reasons for Landlord's disapproval. In the event that such changes would directly or indirectly delay the "Substantial Completion", as that term is defined in Section 5.1 of this Tenant Work Letter, of Tenant's improvements, such delay shall

v

be deemed to be a Tenant delay under Section 5.4Tenant shall pay any additional costs that arise in connection with such Tenant Change.

        3.6    Time Deadlines.    Tenant shall use its good faith, efforts and all due diligence to cooperate with (i) the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the Permits, and (ii) the Contractor for approval of the "Cost Proposal" as that term is defined in Section 4.2 of this Tenant Work Letter, as soon as possible after the execution of the Lease, and, in that regard, shall advise Landlord on a scheduled basis to be determined by Landlord, as to Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4 below, and in this Tenant Work Letter are set forth and further elaborated upon in Schedule 2 (the "Time Deadlines"), attached hereto. Tenant agrees to comply with the Time Deadlines. Section 4 Construction of the Tenant Improvements

Section 4

Construction of the Tenant Improvements

        4.1    Tenant's Selection of Contractors.    Tenant hereby agrees to the retention by Landlord of Erland Construction, Inc., on behalf of Tenant, for the construction of the Tenant Improvements ("Contractor"). Tenant further agrees that Contractor will be retained on a construction management basis at a fee equal to three and nine-tenths percent (3.9%) of the cost of Tenant Improvements. Contractor shall retain only subcontractors designated by Landlord in connection with any structural, fire sprinkler, or heating, air-conditioning or ventilation work to be performed in the Premises or for any work to be done to the Base Building or the Building Systems.

        4.2    Cost Proposal.    After the Approved Working Drawings are signed by Landlord and Tenant, Landlord shall cause the Contractor to solicit bids from subcontractors for the construction of the Tenant Improvements and shall provide Tenant with a cost proposal which shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred by Tenant in connection with the construction of the Tenant Improvements. Tenant shall approve the cost proposal ("Cost Proposal") and shall deliver the same to Landlord within five (5) business days of the receipt of the thereof. Upon receipt of the same by Landlord, Landlord shall be released by Tenant to independently retain Contractor, on behalf of Tenant, to commence construction of the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal. The date by which Tenant must approve and deliver the Cost Proposal to Landlord shall be known hereafter as the "Cost Proposal Delivery Date".

        4.3    Construction of Tenant Improvements by Contractor under the Supervision of Landlord.

          4.3.1    Over-Allowance Amount.    On the Cost Proposal Delivery Date, Tenant shall deliver to Landlord cash in an amount (the "Over-Allowance Amount") equal to the difference, if any, between (i) the amount of the Cost Proposal and (ii) the amount of the Tenant Improvement Allowance. Landlord shall disburse to Contractor monthly as work progresses the amount reflected in Contractor's request for payment for Tenant Improvements completed by Contractor within the Premises through the last day of the prior month less an appropriate retainage. Payment shall be made fro the Tenant Improvement Allowance and the Over-Allowance Amount deposited by Tenant with Landlord pursuant to this Section 4.3.1. The amount distributed by Landlord in any month from the Over-Allowance Amount shall not exceed the amount of Contractor's request for payment (less retainage) multiplied by a fraction the numerator of which is the Over-Allowance Amount and the denominator of which is the amount of the Tenant Improvement Allowance set forth in Section 1.10 of the Lease. The balance of Contractor's request for payment shall be disbursed by landlord from the Tenant Improvement Allowance. In the event that, after the Cost Proposal Delivery Date, any revisions, changes, or substitutions shall be made to the Construction

  Drawings or the Tenant Improvements which increase the cost of the Tenant Improvements, or should the cost of the Tenant Improvements increase for any other reason, such additional costs shall be paid by Tenant to Landlord immediately upon Landlord's request as an addition to the Over-Allowance Amount.

          4.3.2    Landlord's Retention of Contractor.    Landlord shall independently retain Contractor, on behalf of Tenant, to construct the Tenant Improvements in accordance with the Approved Working Drawings and Landlord shall supervise the construction by Contractor, and Landlord shall receive no profit, overhead, general conditions or supervisory fee in connection with Landlord's supervision of the Contractor.

          4.3.3    Indemnity.    Tenant's indemnity of Landlord as set forth in Section 15.2 of the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant, the Architect and Engineers, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements..

          4.3.4    Contractor's Warranties and Guarantees.    The Contractor and each subcontractor employed for the construction of the Tenant Improvements shall guarantee to Landlord and for the benefit of Tenant that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Contractor and each subcontractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Lease Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Landlord covenants to give to Tenant any assignment or other assurances that may be necessary to effect such right of direct enforcement.

          4.3.5    As-Built Drawings.    At the conclusion of construction, Tenant shall have the Architect update the Approved Working Drawings as necessary to reflect changes made during the course of construction that deviate from the Approved Working Drawings. Tenant shall deliver to Landlord within ninety (90) days following issuance of a certificate of occupancy for the Premises, one "record-set" of as-built drawings of the Premises made on a 4 mil polyester-based permanent mylar or approved equal and two (2) sets of copies of such record drawings certified by the Architect shall to be true and correct (or at Landlord's request, Auto CAD Disk File "As-Builts"). Tenant shall also deliver to Landlord with the record drawings a certification, in a form reasonably acceptable to Landlord, signed by the Architect, certifying that that the improvements as-built are in strict compliance with the Approved Working Drawings as such drawings may have been modified in accordance with Section 3.5 hereof, and are in full compliance with all applicable federal, state, municipal and local laws, ordinances, rules, regulations, codes and orders. Landlord and any lender furnishing financing for the Building may rely upon the above certifications. Such certifications shall survive the expiration of the Lease.

          4.3.6    Insurance Requirements.

            4.3.6.1    General Coverages.    The Contractor and all subcontractors engaged for the purpose of constructing the Tenant Improvements shall carry Worker's Compensation Insurance, Employer's Liability Insurance, Commercial General Liability insurance written on an "occurrence" basis covering bodily injury, personal injury, broad form property damage, premises-operations, products-completed operations with limits as may be required by Landlord All such policies shall comply as to form with the provisions of Section 15.9 of the Lease. Such coverage shall be maintained in force until the Tenant Improvements are fully completed

            4.3.6.2    Special Coverages.    In addition to complying with Sections 15.4.3 and 15.9.4 of the Lease, Tenant shall provide Landlord with a copy of a policy of builder's all-risk insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, any endorsements thereto, and an original certificate of insurance that complies with Section 15.9.2 of the Lease.

            4.3.6.3    General Terms.    Certificates for all insurance carried pursuant to this Section 4.3.6 complying with Section 15.9 of the Lease shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site

          4.3.7    Inspection by Landlord.    In the event that Landlord determines that an error or omission exists in the Approved Construction Drawings such that the Tenant Improvements if and/or as constructed pursuant thereto might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air-conditioning or life-safety systems serving the Building, the curtain wall of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord shall advise Tenant of such error or omission and Tenant shall take such action, at Tenant's expense, as may be necessary to correct such defect.

Section 5

Completion of Tenant Improvements
Delay Of Lease Commencement Date

        5.1    Substantial Completion.    For purposes of the Lease, the Tenant Improvements shall be deemed to be "Substantially Complete" upon the date (the date of "Substantial Completion") which shall be the later of (i) the date upon which the Tenant Improvements in the Premises have been completed by Contractor pursuant to the Approved Working Drawings so that Tenant can use the Premise for their intended purposes without material interference to Tenant conducting its ordinary business activities, with the exception of any punch list items consisting of incomplete, minor or insubstantial details of construction, mechanical type adjustments or finishing touches like touch-up painting or (ii) the Town of Tewksbury has issued a Certificate of Occupancy (temporary or permanent) which allows Tenant to occupy the Premises; provided, however, that if such Certificate is not available due to work to be completed in the Premises (including, but not limited to, the installation of Tenant's furniture, fixtures or equipment), the date of Substantial Completion shall be the date upon which the Tenant Improvements have been completed in compliance with (i) above. If there is a dispute between Landlord and Tenant as to whether Substantial Completion has occurred the determination of Landlord's architect shall be conclusive and binding on the parties.

        5.2    Notice of Substantial Completion.    Landlord shall give Tenant at least ten (10) business days advance notice of the estimated date of Substantial Completion

        5.3    Correction of Punch List Items.    Within thirty (30) days following Substantial Completion of the Tenant Improvements in the Premises, Tenant shall notify Landlord and Contractor, in writing, of those a punch list items which need to be completed or corrected. Upon receipt of the punch list, Landlord shall cause the Contractor to proceed diligently to remedy all such items.

        5.4    Tenant Delay of Substantial Completion.    Except as provided in this Section 5.4, the Lease Commencement Date shall occur as set forth in Section 1.2(b) and Article 4 of the Lease. If there shall be a delay in the Substantial Completion of the Tenant Improvements as a direct, indirect, partial, or total result of the occurrence of any of the following events (individually or collectively "Tenant Delay"):

          5.4.1    Tenant's failure to comply with the Time Deadlines;

          5.4.2    Tenant's failure to timely approve any matter requiring Tenant's approval;

          5.4.3    A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

          5.4.4    Changes in any of the Construction Drawings after approval of the same by Landlord or because the same do not comply with Code or other applicable laws;

          5.4.5    Tenant's request for changes in the Approved Working Drawings;

          5.4.6    Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Tenant Improvements as set forth in the Lease, or which are different from, or not included in, the Standard Improvement Package;

          5.4.7    Changes to the Base Building required by the Approved Working Drawings; or

          5.4.8    Any other acts or omissions of Tenant, or its agents, or employees of which Tenant is given written notice and does not cure within one day of receipt of such notice,

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Tenant Improvements, the Lease Commencement Date shall be deemed to be the date the Lease Commencement Date would have occurred if no Tenant Delay had occurred.

Section 6

Miscellaneous

        6.1    Tenant's Representative.    Tenant has designated the person(s) named in Schedule 2 as Tenant's sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

        6.2    Landlord's Representative.    Landlord has designated the person(s) named in Schedule 2 as Landlord's sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

        6.3    Time of the Essence in This Tenant Work Letter.    Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

        6.6    Tenant's Entry Into the Premises Prior to Substantial Completion.    Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Tenant Improvements for the purpose of Tenant installing equipment, furniture, work-stations, fixtures (including Tenant's data and telephone equipment), or other improvements (not included in Tenant Improvements) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.6. All such property or equipment brought into, kept in and stored upon the Premises, or the Building, pursuant to this Section 6.6 shall be at the risk of Tenant only and Tenant shall hold harmless and indemnify, protect and defend Landlord from any claims arising out of damage to, or loss of, same including subrogation claims by Tenant's insurance carrier.

        6.7    Tenant's Lease Defaults.    Intentionally deleted.

        6.8    Tenant's Agents.    All subcontractors, laborers, materialmen, and suppliers retained directly by Tenant shall conduct their activities around the Premises, Building and the Real Property in a harmonious relationship with all subcontractors, laborers, materialmen and suppliers at the Premises, Building and Real Property.

Schedule 1
Standard Tenant Improvement Package

I.    INTRODUCTION

  Except for the work to be done by Landlord in the Premises pursuant to Section 1.4 of the Tenant Work Letter ("Landlord's Premises Work), Tenant shall directly arrange for and complete, at Tenant's expense, all work required to finish the Premises in accordance with the criteria provided herein and to enable Tenant to occupy the Premises for office uses as provided in the Lease.

II.    GENERAL

  A.
  General

  1.
  Jurisdiction and Codes: All design and construction performed by Tenant shall conform to the Specifications set forth in this Schedule 1 and shall comply with applicable statutes, ordinances, regulations, laws and codes including, without limitation, the foregoing: The National Electric Code; The Guide of the American Society of Heating, Refrigerating and Air Conditioning Engineers; requirements of Landlord's fire insurance underwriter; and all applicable state building and safety codes, orders and ordinances.

  2.
  Permits: Prior to the commencement of construction, all Permits shall be obtained by Tenant and posted in a prominent place within the Premises and copies thereof supplied to Landlord.

  3.
  Materials: Only new, first-class materials shall be used in the construction of the Premises.

  4.
  Field Conditions: Tenant shall verify all field conditions and dimensions prior to the commencement of construction.

  5.
  Building: All construction performed by Tenant or Tenant's Agents shall not unreasonably interfere with Landlord's construction, construction by other tenants or the operation of the Building. Construction equipment and materials shall be located in confined areas and truck traffic shall be routed in and from the site as directed by Landlord so as not to burden the construction and/or operation of the Building. Landlord shall have the right to designate parking areas for employees of Tenant and/or Tenant's contractor.

  B.
  Structural

  1.
  Any alterations and/or additions and reinforcements to the Building structure to accommodate Tenant's construction shall be subject to prior written approval of Landlord. Tenant shall leave Landlord's structure as strong or stronger than the original design and with all finished unimpaired.

  2.
  No equipment and machinery shall be installed and/or placed on the roof by Tenant.

  3.
  Tenant shall not cut into the concrete floor slab.

III.    BUILDING STANDARD SPECIFICATIONS ("SPECIFICATIONS")

  A.
  Office Partitions

  1.
  Except as provided in Section 1.4.3 of the Tenant Work Letter, Tenant shall furnish and install all interior partitions within the Premises.

  2.
  To be constructed of 3-5/8" metal studs, 25 gauge at 16" on center with 5/8" gypsum board each side, tape and sanded, ready for paint. Partition to extend 6" above suspended acoustical ceilings.

x

    3.
    Install/erect metal stud framing to comply with ASTM C754. Providing framing to comply with published details and recommendations of gypsum board manufacturer and comply with U. S. Gypsum, Gypsum Construction Handbook.

    4.
    Install gypsum board in strict compliance with ASTM C840 and Gypsum Association publication 216, Recommend Specifications for the Application and Finishing of Gypsum Board.

    5.
    All columns shall be enclosed with metal stud framing and covered with gypsum board, taped and sanded, ready for paint.

  B.
  Ceilings

  1.
  Tenant shall furnish and install all ceilings and ceiling treatments in accordance with criteria set forth herein. Exposed structure shall not be allowed. All ceilings and suspension systems (including all furring and blocking) shall be of noncombustible materials.

  2.
  Suspended type with Class A 2'0" × 2'0" × 3/4" tile, white, #589 Cirrus, regular edge per Armstrong World Industries, with 9/16", suprafine grid per Armstrong World Industries complying with ASTM C635. The finished ceiling height of 9'0".

  3.
  Provide manufacturer's standard exposed "Tee", commercial quality cold-rolled, electro-galvanized steel grid system, complying with ASTM C635 for "Intermediate-Duty System". Provide attachment devices sized for five times design load indicated by ASTM C635 Table 1 for Direct Hung. Hanger Wire: ASTM A641, galvanized, soft temper, pre-stretched, Class 1 Coating, minimum 12 gauge. Size wire so that stress at three times hanger design load given in ASTM C635, Table 1, Direct Hung, will be less than the yield stress of the wire.

  4.
  Measure each area and layout ceilings to balance panel widths on opposites edges of each ceiling in both directions unless otherwise noted. Avoid use of less than one-half width ceiling units wherever possible.

  5.
  Erect suspension system to comply with ASTM C636 and supported only from building structure. Level main suspension members to within tolerance of 1/8" in 12'0". Splay hangers where necessary and countersplay to balance resulting horizontal forces. Cross brace suspension to prevent lateral sway and displacement during full seismic load prescribed by code.

  6.
  Provide edge moldings at entire perimeter of ceiling, at columns and wherever necessary to conceal edges of acoustical units. Miter corners of edge moldings accurately and connect securely. Do not used exposed fasteners nor pop rivets.

  C.
  Floor Covering

    Tenant shall furnish and install all floor covering in the Premises. Floor coverings shall be finished materials such as carpet, resilient tile, quarry tile, wood flooring or clay tile.

    1.
    Carpet

    a.
    Four options
Option 1:	General carpet—Nylon loop, Mannington Commercial—Principles 25 oz. Redmont
Office/Border Carpet—Nylon cut pile, World Contract—W026 Preview #38, Rich Eggplant #1119

Option 2:	General Carpet—Nylon loop, Mannington Commercial—Carthage III, Polaris
Office/Border Carpet—Nylon cut pile, World Contract—W026 Preview #38, Rich Eggplant #1119
Option 3:	General Carpet—Nylon loop—W612 Stone Haven, Rustic Iron #3886
Office/Border Carpet—Nylon cut pile, W151 Preview 36, Cavern Clay #1007
Option 4:	General Carpet—Nylon loop—World Contract W175 Dover Square 3889 Earthen Jute
Office/Border Carpet—Nylon cut pile—W026 Preview II, Color 1118 Jewel Amethyst
      b.
      All carpet shall be direct glue down on the concrete floor slab.

      c.
      Burning Characteristics: Provide materials whose surface burning characteristics, when tested, in compliance with ASTM E84, Class A.

      d.
      Pill Test: Carpet must pass test for flammability, ASTM D2859.

      e.
      Floor Radiant Panel Test: Provide carpet with minimum average radiant flux ratings not less than 0.45 watts/cm2 (class1) when tested according to ASTM E648.

      f.
      Smoke Density Test: Carpet must pass ASTM E662 test with and without flame.

      g.
      Lightfastness: Provide fade-resistant carpet with rating of not less than 3 international gray scale shade changes after 80 xenon arc standard fading hours; AATCC 16E.

      h.
      Provide Parabond Quick-Release M277 adhesive, water-resistant, non-toxic, non-staining water based latex type recommended by carpet manufacturer and which complied with flammability requirements for installed carpet. "Contract Grade" multi-purpose adhesives are not permitted.

    2.
    Vinyl composition tile shall be standard 12" × 12" × 1/8", Designer series as manufactured by Mannington or equal by Armstrong World Industries. Vinyl composition tile shall be allowed in storage areas only, not to exceed 10% of Premises.

    3.
    Vinyl base shall be 4" high cove at vinyl tile and straight at carpet as manufactured by Johnsonite and conforming to FSS SS-W-40, type II. Install in strict compliance with manufacturers instructions and recommendations.

  D.
  Doors, Frames and Hardware

  1.
  Doors: 3'0" × 7'0" × 1-3/4" solid core cherry wood door stained and with factory finish. Per Weyerhauser:

  a.
  Provide doors bearing NWMA Hallmark certifying compliance with NWMA I.S.1 Industry Standard for Wood Flush Doors.

  b.
  Provide written warranty signed by manufacturer agreeing to repair or replace work which exhibits defects in materials or workmanship for life of installation.

  c.
  Provide wood doors from Weyerhauser Company, Algoma Hardwoods, Inc.

  d.
  Cal-Wood Doors or Eggers Hardwood Products.

      e.
      General: Provide ASI PC-5 construction as specified in ASI Quality Standards Section 1300-G-3. Core, stiles and rails shall be glued together before sanding. Wood to stiles and rails shall be thoroughly seasoned kiln-dried stock with 5% to 8% moisture content.

      f.
      Solid core for non-fire rated doors shall be 28 to 32 lb./cu.ft. Grade 1-L-1 particleboard conforming to ANSI A208.1, consisting of wood particles bonded together with synthetic resins. Veneers for transparent finishes shall be cherry as specified in Section 06402, at least 1/50" thick, adhered to 1/16" hardwood crossband, core, rails and stiles by hot press method.

    2.
    Door Frame and interior window frames:

    a.
    Hollow metal knock down frame with 2" face as manufactured by Amweld, Ceco Curries, Republic or Steelcraft.

    b.
    Steel gauges: provide frames and components fabricated from the following sheet steel gauges:

    •
    Plaster guards and mortar boxes: 26 gauge

    •
    Interior frames 5'0" wide and smaller: 16 gauge

    •
    Interior frames over 5'0" wide: 14 gauge

    •
    Interior frames for paired doors with hold open devices: 14 gauge

    •
    Exterior frames: 14 gauge

    •
    Floor anchors: 14 gauge

    •
    Strike reinforcement: 14 gauge

    •
    Closer reinforcement: 12 gauge

    •
    Head channel reinforcement for frames over 4'0" wide: 12 gauge

    •
    Hinge reinforcement: 10 gauge

    c.
    Anchors: provide at least three anchors for each jamb; T type for masonry, Z type for metal studs. Provide floor anchors at both sides. Provide UL approved anchors for fire-rated assemblies.

    d.
    Factory Primed: On all surfaces, including galvanized, provide minimum 1.0 mil dry film thickness of baked rust-inhibiting primer which is compatible with finish paint specified in Painting specification section. Prepare surfaces in strict compliance with SDI standards and instructions and recommendations of primer manufacturer.

    3.
    Door Hardware:

    a.
    Provide dull chrome 26D finish for all hardware.

    b.
    Locksets and Latchsets: Provide Schlage "D" series locksets and latchsets, Athens lever handle and 2-1/8" diameter rose. Provide 7-pin cylinders and keyway to Owner's requirements.

    c.
    Hinges and Butts: Full ball bearing 4-1/2 × 4-1/2, full mortise as manufactured by Hager, Lawrence, McKinney or Stanley. Provide two hinges for door sup to and including 5'0" in height, and an additional hinge for each additional 2-1/2' or fraction thereof in height of the door.

      d.
      Bolts and Coordinates: As manufactured by Ives, Glynn-Johnson or Rixson/Firemark.

      e.
      Closers: As manufactured by LCN, Super Smoothee 4040 series. Provide plated metal closer covers matching lock and latch finishes.

      f.
      Floor-mounted stops as manufactured by Ives, Brookline or Glynn-Johnson.

      g.
      Egress Devices: As manufactured by Von Duprin Series 22 at Atrium hold-open doors; Series 55 at other locations. All vertical bars are to be concealed.

      h.
      All cylinders shall be 7pin interchangeable core system by Best or Arrow, according to Owner's requirements.

  E.
  Painting

  1.
  Walls: To receive one prime coat and two finish coats of eggshell latex per Benjamin Moore or equal.

  2.
  Frames: To receive one primer coat and two finish coats of semi-gloss/satin latex per Benjamin Moore.

  3.
  Doors: If not factory finished, doors shall receive one sealer coat and two coats urethane stain finish and two finish coats of semi-gloss/satin latex per Benjamin Moore.

  4.
  Doors: If not factory finished, doors shall receive one sealer coat and two coats urethane satin finish.

  F.
  Wallcovering

  1.
  Minimum $15.00 per yard meeting.

  2.
  Vinyl wall covering shall conform to Federal Specification CCC-W-408, Type II, Class A, Wall Covering Durability Standard: ASTM F793.

  3.
  Adhesive, primer and sealer shall be as recommended by vinyl wall covering manufacturer, each manufactured expressly for use with the selected vinyl wall covering. Material shall be mildew resistant and non-staining to the wall covering.

  4.
  Provide materials bearing U.L. label and marking, indicting the fire hazard classification of the waIl covering, as determined by ASTM E84, Tunnel Test.

  5.
  Materials shall comply with U.L. Class A Fire Hazard Classification (Flame Spread 15 max., Field Contributed 25 max., and Smoke Developed 15 max.).

  G.
  Spray Fireproofing

    All spray fireproofing damaged during construction shall be patched and repaired with a matching manufacturer and matching thickness.

  H.
  Plumbing

    All plumbing work shall be performed in compliance with the Commonwealth of Massachusetts plumbing codes and the requirements of the Town of Tewksbury.

  I.
  Fire Protection

  1.
  Sprinkler systems in Tenant areas shall be hydraulically designed and calculated by Tenant's Engineer. Tenant's Engineer shall submit all required hydraulic calculations to prove the hydraulically most remote areas are being protected. Maintain a minimum of 10 psi cushion between required pressure and available pressure. Comply with all

      Underwriters' and code authorities requirements, including maximum water flow velocity in the fire protection system.

    2.
    Automatic sprinkler systems in areas of light hazard occupancy shall be designed with a minimum design density of .10 GPM per square foot over the hydraulically most remote 1,500 square feet. Maximum protection area per sprinkler head shall be 225 square feet for upright and pendent sprinkler heads, and 196 feet for sidewall sprinkler heads. Hose allowance shall be 250 GPM. Light hazard areas include lobbies, corridors, restrooms, office, open office areas, cafeteria seating areas, fitness centers, locker room and conference rooms.

    3.
    Automatic sprinkler systems in areas of ordinary hazard group I occupancy shall be designed with a minimum design capacity of .15 GPM per square foot over the hydraulically most remote 1,500 square feet. Maximum protection area per sprinkler head shall be 130 square feet. Hose allowance shall be 250 GPM. Ordinary hazard group I areas shall include mechanical rooms, electric rooms, kitchens and general storage areas.

    4.
    Sprinkler heads shall be UL listed and of the automatic closed type and of the temperature rating required. Sprinkler heads shall be located in the center of ceiling tiles. When the ceiling tile is divided into sections by grooved depressions, the sprinkler head shall be located in the center of one of the panels.

    5.
    All recessed and concealed style sprinkler heads shall be of the two-piece type that allows ceiling panels to be removed without shutting down the sprinkler system. All recessed and concealed style sprinkler heads shall be of the 1" field adjustable type.

    6.
    Sprinkler heads in Mechanical Rooms, Storage Rooms and located less than seven (7) feet above the finished floor shall have hard-wire sprinkler guard cages.

    7.
    Sprinkler heads in areas to be finished with hard gypsum board type ceilings shall be concealed pendent style with white cover plate.

    8.
    Sprinkler heads in areas to be finished with hung acoustical tile type ceilings shall be recessed pendent style with polished chrome finish.

    9.
    Sidewall sprinkler heads shall be horizontal style with escutcheon, chrome bright finish.

    10.
    All sprinkler heads shall be installed on minimum 1" outlets from branch lines.

    11.
    All sprinkler heads in light hazard occupancies shall be quick response type.

    12.
    Provide sprinkler protection for all Electric Rooms and Telephone Rooms.

    13.
    All piping materials, fittings, sleeves, hangers, supports, valves, flow switches, supervisory switches, pressure switches shall match base building materials and equipment.

    14.
    Tenant's Engineer shall be responsible for preparing plans and specifications for fit-up of space. Plans shall be stamped by a registered professional engineer.

    15.
    Fire protection hose cabinets, smoke detection devices, fire extinguishers, exit and emergency lighting systems and other such equipment within the Premises shall be installed by Tenant in accordance with the requirements of Landlord's insurance underwriters and state and local codes and regulations.

    16.
    Any deviation from the regular grid pattern or modifications to the fire sprinkler system installed by Landlord required as the result of the installation of Tenant's Improvements or Tenant's use and occupancy of the Premises shall be performed by Landlord's sprinkler contractor, Hampshire Fire Protection Company, Inc., 8 North Wentworth Avenue, Londonderry, NY 03053, telephone (603) 4320-8221, Fax (603) 434-3914.

  J.
  HVAC

  1.
  All HVAC work shall be performed in compliance with the Commonwealth of Massachusetts HVAC codes and the requirements of the Town of Tewksbury.

  2.
  The HVAC system shall consist of a variable air volume (VAV) system. Supply air at 55 degrees shall be provided to the Premises during Building Hours via a medium pressure ductwork system to VAV boxes and a low pressure ductwork system to be installed by Tenant as a part of Tenant Improvements. The Landlord's roof-top units are equipped with has heat for morning warm up.

  3.
  VAV boxes and fan powered VAV boxes, as manufactured by Envirotech, shall be provided as a part of Tenant Improvements for zone control. Interior VAV boxes shall be Envirotech Model SDR, interior zones for open offices shall be sized at 1500 to 2000 SF. Perimeter zone fan powered VAV boxes shall be Envirotech model VFR-EH with electric heat. Perimeter zones for open space shall be sized at 900 to 1000 SF. VAV and fan powered VAV boxes shall be pressure independent with unit manufacturer supplied electronic controls. Boxes shall be interlocked with roof-top units to be full open during morning warm up. Perimeter boxes shall be capable of night setback in addition to morning warm up.

  4.
  Medium pressure ductwork shall be sized at a maximum velocity of 1,800 feet per minute (FPM). Low-pressure ductwork shall be sized at a maximum velocity of 900 FPM.

  5.
  Volume dampers shall be provided at all branch take-offs for balancing.

  6.
  All supply ductwork shall be insulated with 1.5" foil faced fiberglass insulation.

  7.
  Diffusers, registers and grilles shall be manufactured by Titus to match the base building.

  8.
  Tenant shall be responsible for adjusting, testing and balancing of air systems. Balancing shall be performed by an NEBC certified contractor.

  9.
  Tenant's Engineer shall be responsible for preparing plans and specifications for fit-up of space. Plans shall be stamped by a registered professional engineer.

  K.
  Telephone/Data Communication

    All conduit, sleeves, wiring and equipment required for the installation of future Tenant telephone systems is a part of the Tenant Improvements. Main point of entry for telephone service is the telephone/data communications room on the first floor of the Building.

  L.
  Electrical

  1.
  All new fire alarm equipment, devices and wiring in Tenant areas shall match base building. Base building fire alarm system is manufactured by Notifier, AFP-400 Analog Fire Panel.

  2.
  Electrical service to each tenant area shall be derived from the base building switchboard located in the first floor main electrical room. Each tenant area electrical service shall have its own utility meter. Tenant's' Engineer shall contact electrical utility company to request installation of associated utility meter. Tenant is responsible for providing electrical distribution from base building switchboard to tenant area as well as within tenant area fit up.

  3.
  The tenant power allocation is 11 watts/SF which breaks down as follows:
Lighting	1.5 watts/SF
Task Lighting	0.5 watts/SF
Receptacles/Equipment Power	3.5 watts/SF
HVAC VAV and Fan Power VAV's with electric heat	5.5 watts/SF
    4.
    Emergency egress lighting and exit signs in tenant areas shall meet code requirements using individual battery ballasts/packs. Emergency lighting units and exit signs at tenant areas shall match base building. DualLite Liteforms LZ Series and Lite forms LE Series Edge-lite LED exit signs.

    5.
    All electrical materials furnished and installed by Tenant shall be new, shall be National Electrical Code standard, Shall bear the U.L. label and shall be subject to the prior approval of Landlord.

    6.
    Tenant shall submit to Landlord, prior to the commencement of construction, a complete breakdown of total connected load and design data which shall not exceed 11 watts per usable square foot.

    7.
    All electrical work shall be performed in compliance with the Commonwealth of Massachusetts electrical codes and the requirements of the Town of Tewksbury.

    8.
    Lighting fixtures shall be Paramax 2'0" × 4'0" recessed parabolic Troffer light fixtures with a 3" deep louver as manufactured by Lithonia (or approved equal) at one per 100 square feet.

    9.
    Paramax 2'0" × 2'0" recessed parabolic Troffer light fixtures or decorative lighting may be utilized in lobby areas with Landlord's prior written approval.

    10.
    Tenant general contractor shall use base building fire alarm contractor, Northeast Fire Systems, 17 Lincoln Street, Malden, MA 02148, telephone (781) 321-7777, Fax (781) 322-6299.

    11.
    Tenant's Engineer shall be responsible for preparing plans and specifications for fit-up of space. Plans shall be stamped by a registered professional engineer.

Schedule 2

A.	November 29, 2000	Final Space Plan to be completed by Tenant and delivered to Landlord
B.	December 15, 2000	Tenant to deliver Final Working Drawings to Landlord.
C.	December 29, 2000	Tenant to deliver Permits to Landlord and Contractor
D.	Five (5) days after receipt of the Cost Proposal by Tenant	Tenant to approve Cost Proposal and deliver selected Cost Proposal to Landlord
Tenant's Representative:		Trudi Melohn
Landlord's Representative:		David J. Wahr

Exhibit D

RULES AND REGULATIONS

        Tenant shall comply with, and cause its employees, agents contractors and invitees to comply with, the following Rules and Regulations. If Landlord acts reasonably, in good faith, and in a nondiscriminatory manner in enforcing these Rules and Regulations, Landlord shall not be responsible to Tenant for the failure of any other tenant or occupant of the Building to comply with these Rules and Regulations.. Tenant shall be considered to have read these Rules and Regulations and to have agreed to abide by them as a condition of Tenant's occupancy of the Premises.

        1.    Locks; Keys.    Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys shall be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Landlord agrees to furnish promptly any keys required by Tenant.

        2.    Securing Doors; Admission to Building.    Each Tenant shall be responsible for all persons under that tenant's control authorized to have access to the Building. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building other than during Business Hours (described in Section 11.1 of the Lease) established for the Building. When departing after the Building's normal Business Hours, Tenant and Tenant's employees and agents must be sure that the doors to the Building are securely closed and locked. Any person, including Tenant and Tenant's employees and agents, who enters or leaves the Building at any time when it is locked or at any time considered to be after the Building's normal Business Hours, may be required to sign the register on entering or leaving the Building. Access to the Building may be refused unless the person seeking access has proper identification or has previously arranged a pass for access to the Building. Landlord reserves the right, in the event of invasion, mob, riot, public excitement, or other commotion, to prevent access to the Building or Real Property during the continuance of that event by any means it considers appropriate for the safety and protection of life and property. Tenant and its employees shall have access to the Building, twenty-four (24) hours per day, seven (7) days per week, by means of a card key access system provided by Landlord. Any other security systems or devices deemed necessary by Tenant shall be installed by Tenant at it's sole cost and expense.

        3.    Furniture, Freight and Equipment; Service Deliveries.    No furniture, freight, supplies, equipment, or heavy or bulky material of any kind (other than routine delivery of office supplies office supplies) may be brought into or removed from the Building (or between floors of the Building) without prior notice to Landlord. All incoming and outgoing shipments shall be by way of the rear door only and done only at the times and in the manner designated by Landlord. Hand truck or other wheeled transporters utilized for delivery to or removal of materials and items from the Building (or between floors of the Building) shall be equipped with rubber tires and side guards or similar equipment. Delivery to or removal of materials and items from the Building (or between floors of the Building) shall utilize only the elevator or elevators designated by Landlord for such purpose and then only during such hours and in such manner as may be prescribed by Landlord. Any damage to the Building or any part thereof resulting from the activities described in this Section 3 shall be repaired by Landlord at the expense of the tenant responsible therefor.

        4.    Floor Loading.    The Building floors are designed to carry live loads not exceeding 100 pounds per square foot. Tenant shall not overload the floor of the Premises. Any damage to any part of the Building or to its contents, occupants, or visitors caused by overloading of the floors in the Premises or the Building shall be the sole responsibility and expense of Tenant.

        5.    Extermination.    If Tenant's Premises becomes infested with vermin due to Tenant's use thereof, Tenant shall, at its sole cost and expense cause the Premises (and such other portions of the Building that have become infested) exterminated by such exterminators as shall be approve by Landlord and at such time(s) and to such extent as the Landlord deems necessary.

        6.    No Disturbance of Other Occupants.    No canvassing, soliciting, leafletting or peddling is permitted in the Building or on the Real Property and Tenant agrees to notify Landlord of any such activities occurring in the Building or on the Real Property and to cooperate with Landlord to prevent same. Tenant shall not disturb, solicit, or canvass any occupant of the Real Property and shall cooperate with Landlord and Landlord's agents to prevent those actions.

        7.    Use of Restrooms; Responsibility for Damage.    The restrooms, urinals, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind shall be thrown into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the tenant who caused, or whose employees or agents caused, the breakage, stoppage, or damage.

        8.    Permitted Machines.    No machines other than office machines (including food or beverage dispensers or vending machines) of less than one horsepower shall be installed, maintained, or operated on the Premises without Landlord's prior written consent.

        9.    Flammable or Combustible Fluids or Materials.    Tenant shall not use, or keep in or on the Premises, Building, or Real Property, any kerosene, gasoline, or other flammable or combustible fluid or material.

        10.    Noninterference With Others.    Tenant shall not allow the Premises to be occupied or used in a manner causing noise, odors, or vibrations that are offensive or objectionable to Landlord or other occupants of the Real Property. Tenant shall not interfere in any other manner with other tenants or those having business in the Building or Real Property.

        11.    Animals, Birds, and Vehicles.    Tenant shall not bring into, or keep within, the Premises or the Building any animals, birds, or vehicles (e.g., bicycles) except for seeing-eye dogs or other animals or vehicles required by any disabled employee or invitee of Tenant; or hand trucks or other wheeled transporters as permitted under Section 3 of these Rules and Regulations.

        12.    Cooking; No Use of Premises for Improper Purposes.    No cooking shall be done or permitted on the Premises, except that Underwriters' Laboratory (UL)-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate, and similar beverages for employees and visitors. This use must be in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations. The Premises shall not be used for the storage of merchandise, for lodging, or for any improper, objectionable, or immoral purposes. Nothing in this clause shall prevent the serving of catered lunches and other meals in the Premises.

        13.    Automobile Parking.    Landlord may designate certain areas within the Real Property for parking for visitors and/or delivery services. Tenant and Tenant's employees and agents shall not utilize any spaces so designated. Tenant shall furnish Landlord upon request, with the automobile license numbers assigned to Tenant's automobile(s) and those of Tenant's employees.

        14.    Exclusion or Expulsion.    Landlord reserves the right to exclude or expel from the Real Property any person who, in Landlord's reasonable judgment, is under the influence of alcohol or drugs or commits any act in violation of any of these Rules and Regulations. Landlord shall be solely responsible for any lawsuit or other claim alleging violations of any civil rights laws or laws governing public access resulting from any exclusion or expulsion by Landlord.

        15.    Nonsmoking Building.    Smoking is not permitted in the lobbies, restrooms, elevators, halls or stairways or other common areas located within the Building. Except for the area or areas designated by Landlord for such purpose, Tenant and Tenant's employees and agents shall not loiter in or on the entrances, sidewalks, or other exterior common areas for the purpose of smoking tobacco products or for any other purpose

ii

        16.    Disposal of Trash and Garbage.    Tenant shall store all trash and refuse within the interior of the Premises. Tenant shall not place or have placed in any waste basket or refuse receptacle in the Premises any material that may not or cannot be disposed of in an ordinary and customary manner. All trash and refuse other than that ordinarily and customarily generated by office use shall disposed of by Tenant at such times and in such a manner as may be designated by Landlord.

        17.    Compliance With Safety Regulations.    Tenant shall comply with all safety, fire protection, and evacuation procedures and regulations established by Landlord or by any government agency. If requested by Landlord, Tenant shall assign, from among its employees, a person or persons to perform specific tasks required in connection with evacuation of the Premises and the Building.

        18.    Protection of Premises.    Tenant shall assume all responsibility, including keeping doors locked and other means of entry to the Premises closed, for protecting the Premises from theft, robbery, and pilferage.

        19.    Blinds, Curtains, and Shades.    No curtains, blinds, shades, or screens other than those furnished by Landlord, shall be attached to, hung in, or used in connection with any window or door of any tenant premises without Landlord's prior written consent. Tenant shall abide by Landlord's regulations concerning the opening and closing of window coverings attached to the windows in the Premises. Tenant shall not place any bottles, parcels, or other articles on the window sills.

        20.    Obstruction of Common Areas.    The sidewalks, doorways, vestibules, corridors, lobbies, elevators, stairways and other common areas shall not be encumbered or obstructed by any tenant or its agents, employees, licensees or invitees or used for any purpose other than ingress to and egress from tenant's premises. Doors leading from any tenant premises to a corridor or lobby shall be kept closed when not in use.

        21.   Each tenant shall, at its expense, provide artificial light in the premises leased to it for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and while making repairs of alterations in said premises.

        22.    Rules Changes; Waivers.    Landlord reserves the right at any time to rescind, and/or amend any one or more of these Rules and Regulations or to promulgate additional Rules and Regulations for the safety, care and cleanliness of the Premises, Building, and Real Property or for the preservation of good order as long as:

  (a)
  Such amendment or addition to the Rules and Regulations does not require Tenant to pay additional Rent

  (b)
  No amendment or addition to the Rules and Regulations shall be binding on Tenant until the tenth (10th) business day after Tenant receives written notice of the change and no such amendment or change shall apply retroactively; and

  (c)
  The Rules and Regulations do not take precedence over the specific terms of the Lease entered into between Landlord and Tenant.

iii

FIRST AMENDMENT TO LEASE

        THIS FIRST AMENDMENT TO LEASE ("Amendment"), dated as of the    day of December, 2000, by and between North Tewksbury Commons, L.L.C., a Massachusetts limited liability company ("Landlord") and Network Appliance, Inc., a California corporation ("Tenant").

W I T N E S S E T H

        WHEREAS, Tenant, has previously entered into a certain lease with Landlord dated December 1, 2000 ("Lease") for the first and second floor of the building situated at 30 International Place in Tewksbury, Massachusetts; and

        WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease upon the terms and conditions hereinafter set forth; and

        WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease.

        NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

        1.     Article 7 of the Lease is deleted in its entirety and the following substituted in lieu therefor:

ARTICLE 7
SECURITY DEPOSIT

    Section 7.1    Amount of Security Deposit; Application. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord a cash sum in the amount stated in Section 1.5 (Security Deposit). Landlord shall hold the Security Deposit as security for the performance of Tenant's obligations under this Lease. If Tenant defaults on any provision of this Lease, Landlord may, without prejudice to any other remedy it has, apply all or part of the Security Deposit to:

    (a)
    Any Rent or other sum in default, or

    (b)
    Any amount that Landlord may spend or become obligated to spend in exercising Landlord's rights under Article 23, or

    (c)
    Any expense, loss or damage that Landlord may suffer because of Tenant's default.

    Section 7.2    Landlord's Transfer of Security Deposit on Transfer of Interest in Premises. If Landlord transfers or mortgages its interest in the Premises, Landlord may transfer or assign the Security Deposit to Landlord's mortgagee or transferee and thereupon be relieved of further responsibility with respect to the Security Deposit so long as the mortgagee or transferee agrees in writing to hold the Security Deposit under the provisions of this Article 7.

    Section 7.3    Assignment or Encumbrance of Security Deposit. Tenant may not assign, mortgage or encumber the Security Deposit without the prior written consent of Landlord. Any attempt to do so shall be void and shall not be binding on Landlord.

    Section 7.4    Restoration of Security Deposit. If Landlord applies any portion of the Security Deposit, Tenant shall, within five (5) business days after demand by Landlord, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount.

    Section 7.5    Interest on Security Deposit. Tenant is not entitled to any interest on the Security Deposit.

    Section 7.6    Return of Security Deposit. If Tenant performs every provision of this Lease to be performed by Tenant, the unused portion of the Security Deposit shall be returned to Tenant within thirty (30) days following the expiration or termination of the Lease Term so long as Tenant is not then in default of its Lease obligations.

        2.     Except as expressly modified by this First Amendment, the Lease is hereby ratified and confirmed.

Here ends page 2

2

        IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment on the day and year first above written.

LANDLORD:
NORTH TEWKSBURY COMMONS, L.L.C. a Massachusetts limited liability company
By:	/s/ JAMES T. CHADWICK Name: James T. Chadwick Title: Member
TENANT:
NETWORK APPLIANCE, INC, a California corporation
By:	/s/ THOM BRYANT Name: Thom Bryant Title: VP W/R

3

EXHIBIT B

SUBLET SPACE FLOOR PLAN

[To Be Attached]

Network Appliance
30 International Place
First Floor

Initial
Sublet Space
Must-Take
Sublet Space

FIRST AMENDMENT TO
SUBLEASE AGREEMENT

        THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (this "Amendment") is made and entered into as of the 27 day of June, 2005 (the "Effective Date"), by and between NETWORK APPLIANCE, INC., a Delaware corporation ("Sublessor"), and STARENT NETWORKS CORP., a Delaware corporation ("Sublessee").

WITNESSETH:

        WHEREAS, North Tewksbury Commons, L.L.C.("Master Landlord")and Sublessor entered into that certain Lease dated December 1, 2000 between Master Landlord, as landlord, and Sublessor, as tenant, as amended by a First Amendment to Lease dated as of December 1, 2000 (as amended, the "Master Lease") with respect to the lease of approximately 36,368 rentable square feet of space (the "Premises") known as Suites 100 and 200 of The Apple Hill III Office Building (the "Building") located at 30 International Place in Tewksbury, Massachusetts;

        WHEREAS, Sublessor and Sublessee entered into that certain Sublease Agreement effective as of March 24, 2002 (the "Sublease") with respect to the sublease of approximately 18,243 rentable square feet of space (the "Existing Sublet Space") on the first floor of the Building; and

        WHEREAS, Sublessor and Sublessee now desire to amend the Sublease to expand the Sublet Space to include an additional aggregate amount of approximately 18,125 rentable square feet of space (the "Expansion Space") on the second floor of the Building as depicted in Exhibit A hereto, to extend the Term of the Sublease and to modify certain other provisions of the Sublease as set forth herein but not otherwise.

        NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Sublessor and Sublessee, intending to be and being legally bound, do hereby agree as follows:

        1.    Defined Terms.

        All capitalized terms used herein and not defined herein have the meanings set forth in the Sublease.

        2.    Extension of Term.

        Pursuant to Article I and Section 2.1 of the Sublease, the term of the Sublease expires on October 31, 2005. Sublessor and Sublessee have agreed to extend the term of the Sublease, subject to the terms and conditions contained in this Amendment. The definition of the "Expiration Date" in the Defined Terms of the Sublease is hereby amended to provide that the term of the Sublease as to all of the Sublet Space, including the Expansion Space, shall be extended and such extended term (the "Extended Term") shall commence on November 1, 2005 (the "Extension Date"), and shall expire as to the entire Sublet Space at 5:00 P.M. on February 28, 2011 (the "Termination Date"). The extension of the Term pursuant to this Paragraph 2 shall be upon the same terms and conditions contained in the Sublease, except as modified in this Amendment.

        3.    Expansion of Sublet Space.

          a.     Sublessor and Sublessee acknowledge and agree that the Expansion Space consists of three suites: a) Suite 1, which consists of approximately 3,910 rentable square feet, b) Suite 2, which consists of approximately 10,511 rentable square feet and c) Suite 3, which consists of approximately 3,704 rentable square feet. It is the intention of the parties that Sublessor deliver to Sublessee, and Sublessee sublease from Sublessor, each of the suites comprising the Expansion Space as and when it becomes available for sublease upon the expiration of existing subleases therefore. The "Expansion Date" for each suite comprising the Expansion Space shall be the date on which possession of that suite is delivered to Sublessee by Sublessor in a vacant and broom clean condition. Each portion of the Expansion Space shall be added to and become part of the Sublet Space for all purposes of the Sublease on the Expansion Date therefor, without any further action on behalf of Sublessor or Sublessee, and shall be subject to all of the terms and conditions of the Sublease applicable to the Sublet Space, including, without limitation, Sublessee's obligation to pay Base Rent and Additional Rent in accordance with Section 3.2 of the Sublease, subject to the modifications contained in this Amendment; provided, however, Sublessee shall not be obligated to pay any Base Rent or Additional Rent with respect to any portion of the Expansion Space until the date that is one (1) month after the Expansion Date therefor.

          b.     Sublessor and Sublessee anticipate that the Expansion Date for Suite 1 shall be the earlier to occur of: (i) Sublessee's occupancy of such space for the conduct of Sublessee's business therein, or (ii) June 15, 2006; the Expansion Date for Suite 2 shall be March 31 2006 and the Expansion Date for Suite 3 shall be June 15, 2006. However, if Sublessor for any reason cannot deliver possession of any of those suites to Sublessee on or before such anticipated Expansion Dates, then Sublessor shall not be subject to any liability therefor; nor shall such failure affect the viability of the Sublease or this Amendment or the obligations of Sublessee thereunder; provided, however, that if the Expansion Date for any suite has not occurred within sixty (60) days after the anticipated Expansion Date therefor described above, then, once the Expansion Date has occurred for such suite, Sublessee shall be entitled to one (1) day of additional free Base Rent for such suite for each day after the sixtieth (60th) day after the anticipated Expansion Date until the date on which the Expansion Date for such suite actually occurs. If the Expansion Date for any suite has not occurred by the date that is one hundred eighty (180) days after the anticipated Expansion Date therefor described above, then Sublessee may, as Sublessee's sole and exclusive remedy, terminate the entire Sublease (but not the Sublease with respect to a portion of the Sublet Space only) by delivering written notice thereof to Sublessor at any time prior to the earlier of: (i) the date the Expansion Date for such suite actually occurs, or (ii) the date which is two hundred (200) days after the anticipated Expansion Date for such suite, which termination shall be effective upon a date set forth in a written notice from Sublessee to Sublessor after Sublessee has found suitable replacement premises, provided that such date shall not be less than thirty (30) nor more than one hundred eighty (180) days after the date of such termination notice. Sublessor shall not extend the term of any of the existing subleases for the Expansion Space beyond their currently scheduled expiration dates. Sublessor shall use commercially reasonable efforts to enforce the terms of the existing subleases with respect to the timely surrender of the Expansion Space in the condition required under the terms of the existing subleases, and if Sublessor deems it necessary, shall initiate eviction proceedings with respect to any holdover subtenants.

          d.     The term "Sublet Space," as used in the Sublease and this Amendment, shall hereinafter refer to the Existing Sublet Space, and any Expansion Space added to the Existing Sublet Space pursuant to this Amendment, as of the Expansion Date for such relevant Expansion Space.

        4.    Base Rent.

          a.     Commencing on (i) the Extension Date as to all of the Existing Sublet Space, and (ii) the relevant Expansion Date as to the relevant portion of the Expansion Space, Sublessee's Base Rent and Additional Rent shall be determined in accordance with the provisions of this Paragraph 4, payable in accordance with the timing and procedures applicable thereto pursuant to Section 5 of the Sublease,

          b.     With respect to the Sublet Space, Sublessee shall pay as the Base Rent an annual amount equal to the product of (x) Fifteen and 50/100 Dollars ($15.50) (the "Base Rent Rate"), multiplied by (y) the square feet of rentable square feet then comprising the Sublet Space.

          c.     Commencing on (i) the Extension Date as to the Existing Sublet Space and (ii) the relevant Expansion Date as to the Expansion Space, Sublessee shall also pay the Additional Rent as to the Sublet Space in accordance with the provisions of Section 5.b. of the Sublease, provided, however, (a) as of the Extension Date, the Base Year shall be the calendar year 2005 instead of calendar year 2001 and (b) as of each Expansion Date, Sublessee's Share of the Additional Rent

  shall be increased to include the relevant Expansion Space sublet. Upon Sublessee's subleasing the entire Expansion Space, Sublessee's Share shall be 100%.

        5.    Electricity.    Sublessee acknowledges and agrees that Sublessee shall be solely responsible for the payment of any and all electricity used by Sublessee in the Sublet Space. If the Sublet Space is separately metered, then Sublessee shall pay all such electricity expenses directly to the provider of electricity to the Building.

        6.    Security Deposit.

        Sublessor and Sublessee acknowledge and agree that, as of the date of this Amendment, Sublessor is currently holding a security deposit from Sublessee [in the form of a letter of credit] in the amount of Fifty-Nine Thousand Two Hundred Eighty-Nine and 76/100 Dollars ($59,289.76) (the "Existing Security Deposit"). Upon the execution of this Amendment, Sublessee shall deposit with Sublessor the additional sum of One Hundred Fifty and 00/100 Dollars ($150,000.00) (the "Additional Security Deposit"), which amount shall act as an additional security deposit under the Sublease and shall be held by Sublessor pursuant to all of the terms of Section 6 of the Sublease. As of the date of this Amendment, the term "Security Deposit," as used in the Sublease, shall mean both the Existing Security Deposit and the Additional Security Deposit, collectively. Notwithstanding anything herein to the contrary, on November 1, 2008, provided that: (i) Sublessee is not then in default hereunder, and (ii) Sublessee has not been in default hereunder more than two (2) times during the Term of the Sublease, then the amount of the Additional Security Deposit shall be reduced to Seventy-Five Thousand and 00/100 Dollars ($75,000.00) and Sublessor shall deliver Seventy-Five Thousand and 00/100 Dollars ($75,000.00) of the Additional Security Deposit to Sublessee; provided, however, that if Sublessee subsequently defaults in any of Sublessee's obligations hereunder then Sublessor may (provided that Sublessor does not terminate the Sublease as a result thereof), in addition to any other rights and remedies available to Sublessee at law or in equity, require that Sublessee, within five (5) business days of Sublessor's request therefor, deliver an additional Seventy-Five Thousand and 00/100 Dollars ($75,000) to Sublessor in order to replenish the Additional Security Deposit to its original amount of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00).,

        7.    Option to Extend.    The option to extend the Term of the Sublease described in Section 1.d of the Sublease is hereby terminated and rendered null and void and shall be of no further force or effect.

        8.    Right of First Offer.    The right of first offer described in Section 14 of the Sublease is hereby terminated and rendered null and void and shall be of no further force or effect.

        9.    Condition of Sublet Space.

        Sublessee has made a complete examination and inspection of the Sublet Space (including the Expansion Space) and accepts the same in its current condition, as-is, without recourse to Sublessor, and Sublessor shall have no obligation to complete any improvements to the Sublet Space, including the Expansion Space, ADDITIONALLY, SUBLESSOR SHALL MAKE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASEHOLD IMPROVEMENTS IN THE SUBLET SPACE, INCLUDING THE EXPANSION SPACE. ALL IMPLIED WARRANTIES WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY NEGATED AND WAIVED.

        10.    Brokerage Commissions.

        Except for the commission payable to Spaulding Slye/Colliers International (the "Sublessor's Broker") and Richards, Barry Joyce & Partners (the "Sublessee's Broker" and, together with Sublessor's Broker, the "Brokers"), Sublessor and Sublessee hereby represent and warrant to each other that no commission is due and payable to any broker or other leasing agent in connection with this Amendment as a result of its own dealings with any such broker or leasing agent, and Sublessor and Sublessee hereby agree to indemnify and hold each other harmless from and against all loss, damage, cost and expense (including reasonable attorneys' fees) suffered by the other party as a result of a breach of the foregoing representation and warranty.

        11.    Recognition Agreement.

        Contemporaneously with this Amendment, Sublessor, Sublessee and Landlord are entering into a Recognition Agreement with respect to the Sublease as amendment hereby ("Recognition Agreement"), and the provisions of the Recognition Agreement are incorporated into this Amendment as if set forth herein in full.

        12.    Full Force and Effect.

        In the event any of the terms of the Sublease conflict with the terms of this Amendment, the terms of this Amendment shall control. Except as amended hereby and by the Recognition Agreement, all terms and conditions of the Sublease shall remain in full force and effect, and Sublessor and Sublessee hereby ratify and confirm the Sublease as amended hereby. The Sublease, as amended herein and as affected by the Recognition Agreement, constitutes the entire agreement between the parties hereto and no further modification of the Sublease shall be binding unless evidenced by an agreement in writing signed by Sublessor and Sublessee. For the avoidance of doubt, Tenant confirms that it is the same entity referred to in the original Sublease as "Starent Networks, Inc." and that its correct name is "Starent Networks, Corp."

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Amendment as of the day and year set forth above.

SUBLESSOR:
NETWORK APPLIANCE, INC., a Delaware corporation
By:	/s/ THOM BRYANT
Name:	Thom Bryant
Title:	VP, WORKPLACE RESOURCES
SUBLESSEE:
STARENT NETWORKS, CORP.
By:	[ILLEGIBLE]
Name:
Title:

EXHIBIT A

EXPANSION SPACE

30 International Place

TEWKSBURY, MASSACHUSETTS
SECOND FLOOR

Suite 2
10,511 SF
Suite 3
3,704 SF
Suite 1
3,910 SF

A-1

RECOGNITION AND NON-DISTURBANCE AGREEMENT

        This Recognition and Non-Disturbance Agreement dated as of June 27, 2005, by and between NORTH TEWKSBURY COMMONS, L.L.C., a Massachusetts limited liability company ("Landlord"), NETWORK APPLIANCE INC., a California corporation, ("Tenant"), and STARENT NETWORKS, CORP., a Delaware corporation ("Subtenant"),

WITNESSETH

        WHEREAS, pursuant to a lease dated December 1, 2000, (the "NA Lease") Landlord leased to Tenant approximately 36,368 Rentable Square Feet (the "NA Premises"), being all of the rentable areas on the first and second floors of the Building known as 30 International Place in the Tewksbury, Massachusetts;

        WHEREAS, pursuant to Sublease Agreement effective as of March 24, 2002, as amended by a First Amendment to Sublease Agreement of even date herewith (as so amended, the "Sublease"), Tenant sublet to Subtenant approximately 18,243 Rentable Square feet of space in the NA Premises and will sublet additional space in the NA Premises as it becomes available (the space so sublet, as it may be expanded from time to time pursuant to the Sublease, is referred to herein as the "Sublet Premises");

        WHEREAS, Subtenant is tenant under a lease dated October 24, 2000, as amended by a First Amendment dated December 1, 2000 and by a Second Amendment of even date herewith (as so amended, the "Starent Lease") with respect to the third floor of the Building, being all of the remaining rentable area in the Building; and

        WHEREAS, Landlord has agreed that Subtenant's possession of the Sublet Premises demised under the Sublease and its rights under the Sublease shall not be terminated as a result of a termination of the NA Lease, but in such event the Sublease shall be a direct lease between Landlord and Subtenant, on the terms and conditions hereinafter set forth,

        NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and sufficient consideration, the receipt whereof is hereby acknowledged, Landlord, Tenant and Subtenant hereby act and as agree as follows.

        1.    Definitions.    Capitalized terms used herein which are defined in the NA Lease shall have the same meanings set forth in the NA Lease.

        2.    Consent to Sublease.    Pursuant to Section 18.1 of the NA Lease, Landlord consents to the Sublease.

        3.    Recognition.    Subject to the provisions of Paragraph 4 below, Landlord and Subtenant agree that in the event the NA Lease shall be terminated for any reason, the Sublease shall not terminate and shall continue as a direct lease between Landlord and Tenant from and after the date of such termination of the NA Lease with the same force and effect and with the same relative priority in time and right as if Landlord had originally entered the NA Lease as Landlord thereunder, without disruption of Subtenant's right of possession, and Landlord agrees to recognize Subtenant as the Landlord's tenant under the Sublease on all the terms and conditions contained in the Sublease, including terms of the NA Lease incorporated into the Sublease by reference, except that from and after the termination of the NA Lease, the Base Rent and Additional Rent payable under the Sublease shall be increased to be at the same rate per Rentable Square Foot as in the Starent Lease, applied to the number of Rentable Square Feet included in the NA Premises. Subtenant agrees to attorn to Landlord if the NA Lease shall have been terminated, upon the terms and conditions set forth herein, for the remainder of the term of the Sublease, and to confirm such attornment in a written instrument satisfactory to Landlord.

        4.    Casualty and Condemnation.

          (a)   In the event (a) either Landlord or Tenant terminate the NA Lease pursuant to Article 16 (Damage and Destruction) or Article 17 (Condemnation) of the NA Lease and (b) neither Landlord nor Subtenant, as tenant under the Starent Lease, has terminated the Starent Lease pursuant to Article 16 (Damage and Destruction) or Article 17 (Condemnation) thereof, or, if Landlord or Subtenant then have the right to terminate the Starent Lease pursuant to said Article 16 or Article 17, and the applicable time periods have not expired, but Landlord and Subtenant have, at their election, waived their respective rights to so terminate the Starent Lease, then Landlord shall give Subtenant notice that the NA Lease has been so terminated, and effective upon such notice: (i) the premises demised under the Starent Lease shall be expanded to include the entire NA Premises on the terms and conditions of the Starent Lease, (ii) without limiting the generality of the immediately preceding clause (i), the Base Rent and Additional Rent payable under the Starent Lease shall be increased by the multiplying the Base Rent and Additional Rent per Rentable Square Foot under the Starent Lease by the number of Rentable Square Feet included in the NA Premises, subject to all the conditions contained in the Starent Lease, including without limitation, rent abatement due to casualty pursuant to Section 16.5 of the Starent Lease, and (iii) again without limiting the generality of said clause (i), Tenant's Share shall be increased to 100%. Such changes shall take effect without further action of the parties, but Subtenant and Landlord agree to execute an amendment to the Starent Lease to confirm such changes promptly after they take effect, and Tenant agrees to join in such amendment for the sole purpose of confirming the termination of the NA Lease.

          (b)   In the event (a) either Landlord or Tenant terminates the NA Lease pursuant to Article 16 (Damage and Destruction) or Article 17 (Condemnation) of the NA Lease and (b) either Landlord or Subtenant, as tenant under the Starent Lease, terminates the Starent Lease pursuant to Article 16 (Damage and Destruction) or Article 17 (Condemnation) thereof, then notwithstanding anything herein to the contrary the Sublease shall also be terminated and shall not survive as a direct lease between Landlord and Subtenant.

        5.    Alterations.    Landlord and Tenant acknowledge and agree that Subtenant is hereby authorized to directly request from Landlord approval of proposed alterations in the Sublet Premises, and Tenant hereby authorizes and directs Landlord to communicate directly with Subtenant regarding construction and approval of Alterations pursuant to Article 13 of the NA Lease without copying Tenant on such correspondence. Landlord hereby agrees that (a) Tenant shall have no liability to Landlord with respect to such alterations for which Subtenant has directly requested Landlord's consent hereunder, and for which Landlord has granted consent, (b) Subtenant, and not Tenant, shall have the obligation to remove such alterations at the expiration of the term of the NA Lease and (c) the failure of Subtenant to remove such alterations if so required by Landlord shall not be deemed a holding over by Tenant.

        6.    Audit Rights.    Landlord and Tenant acknowledge and agree that Subtenant is hereby authorized to exercise Tenant's right (in lieu of Tenant) to examine, inspect and audit the records of Landlord pursuant to Section 6.7 of the NA Lease, and to give any notices required or permitted to be given thereunder. Tenant hereby authorizes and directs Landlord to accept such notices from Subtenant and to give effect to such notices as notice from Tenant.

        7.    Assignment and Subletting.    Landlord agrees that an approval of a Transfer (as defined in the Starent Lease) for which an approval is required under the Starent Lease shall be effective with respect to the same Transfer of the Sublease. Tenant agrees that it will not deny consent to a Transfer of the Sublease so long as Landlord has consented to such Transfer, so long as Subtenant remains liable under the Sublease.

        8.    Communications Between Subtenant and Landlord.    Tenant agrees that Subtenant and Landlord may communicate directly concerning matters affecting the Sublet Premises, the Building and

2

the Real Property without the necessity of copies to Tenant. Tenant shall continue to receive notices required or permitted to be given under the NA Lease, and Landlord agrees that copies of notices given under the NA Lease shall also be given to Subtenant at the following address:

    Starent Networks, Corp..
    30 International Place, Suite 300
    Tewksbury, MA 01876
    Attn: John P. Delea, Jr., Chief Financial Officer
    Telephone: 978-640-9090
    Fax: 978-640-6825

        9.    Conforming Provisions.    Notwithstanding anything in the NA Lease to the contrary, Landlord agrees that so long as the Sublease is in effect:

          (a)   Starent and its successors and assigns will be permitted to use the Sublet Premises for the uses permitted under the Starent Lease; and

          (b)   Landlord agrees to maintain the insurance coverage required by Section 15.12 (Landlord's Property Insurance) of the Starent Lease.

          (c)   A new Section 22.4 shall be deemed added to the NA Lease, as follows: "Notwithstanding anything in this Article 22 to the contrary, the obligations of Tenant under this Article 22 with respect to any Encumbrances or Underlying Leases not existing as of the date hereof are conditioned upon the execution and delivery by the holder thereof and Landlord to Tenant of a commercially customary, recordable subordination, non-disturbance and attornment agreement in form and substance reasonably acceptable to Tenant, providing that in the event such holder or a transferee of such holder succeeds to the interest of Landlord hereunder, such holder or transferee shall recognize and not disturb the tenancy of Tenant under this Lease for so long as Tenant is not in default hereunder beyond any applicable notice and cure periods."

        10.    Bind and Inure.    This Recognition and Non-Disturbance Agreement shall bind and inure to the benefit of Landlord, Tenant and Subtenant and their respective successors and assigns, and shall be self-operative upon any such demand, without requiring any further instrument to affect said provisions; provided, however, that Landlord and Subtenant each agree, in the event of a termination of the NA Lease, upon demand of the other party, to execute, from time to time an instrument and confirmation of the foregoing provisions, reasonably satisfactory to Landlord and Subtenant, which shall acknowledge the non-termination of the Sublease and the attornment of Subtenant, or, upon demand of the other, to execute and deliver a new lease on the same terms and conditions as the Sublease (including terms of the NA Lease incorporated into the Sublease by reference) for the unexpired term of the Sublease.

[Execution page follows.]

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        Executed under seal as of the day and year first above written.

LANDLORD NORTH TEWKSBURY COMMONS, L.L.C.
By:	/s/ DAVID J. WAHR
Name: David J. Wahr
Title: Member
TENANT NETWORK APPLIANCE INC.
By:	/s/ THOM BRYANT
Name: Thom Bryant
Title: VP, Workplace Resources
SUBTENANT STARENT NETWORKS, CORP.
By:	/s/ JEFFERY S. BASILE
Name: Jeffery S. Basile
Title: Assistant Treasurer

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COMMONWEALTH OF MASSACHUSETTS
COUNTY OF MIDDLESEX, ss	July 18, 2005

        Then personally appeared before me the above-named David J. Wahr, as aforesaid, and acknowledged the foregoing instrument to be the free act and deed of said North Tewksbury Commons, L.L.C.

[ILLEGIBLE] Notary Public

5

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California	)
	)	ss.
County of Santa Clara	)
On June 27, 2005 before me,	Rosemary Barnett, Notary Public

Name and Title of Officer (e.g., "Jane Doe, Notary Public")
personally appeared	Thom Bryant
Name(s) of Signer(s)
☒ personally known to me
☐ proved to me on the basis of satisfactory evidence
[SEAL]
to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS my hand and official seal.
/s/ ROSEMARY BARNETT
Signature of Notary Public

—OPTIONAL—

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Recognition and Non-Disturbance Agreement
Document Date: June 27, 2005	Number of Pages: 6
Signer(s) Other Than Named Above:

Capacity(ies) Claimed by Signer

Signer's Name: Thom Bryant

RIGHT THUMBPRINT OF SIGNER Top of thumb here
☐	Individual
☒	Corporate Officer—Title(s): Vice President
☐	Partner—☐ Limited ☐ General
☐	Attorney-in-Fact
☐	Trustee
☐	Guardian or Conservator
☐	Other:
Signer Is Representing: Network Appliance, Inc.

6

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF MIDDLESEX, ss	July , 2005

        Then personally appeared before me the above-named Jeff Basile, as aforesaid, and acknowledged the foregoing instrument to be the free act and deed of said Starent Network, Corp.

[SEAL] JOHN P. DELEA, JR. NOTARY PUBLIC MASSACHUSETTS U.S.A. MY COMMISSION EXPIRES APRIL 23, 2010	/s/ JOHN P. DELEA, JR. Notary Public

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CONSENT AND AGREEMENT BY MORTGAGEE

        The undersigned, A. T. Demoulas, Trustee of DF Nominee Trust, under Declaration of Trust dated April 26, 1972, as amended, and recorded with Middlesex North District Registry of Deeds in Book 2007, Page 35, holder of a Mortgage dated December 23, 2002, recorded with said Deeds in Book 14282, Page 275 encumbering the Building and the Premises, does hereby consent to the foregoing Recognition and Non-Disturbance Agreement, and for himself and his successors and assigns agree to be bound by the agreements of Landlord contained therein in the event they succeed to the interests of Landlord thereunder.

        Executed under seal as of the 21st day of July, 2005.

/s/ A. T. DEMOULAS A.T. Demoulas, as Trustee as aforesaid and not individually
COMMONWEALTH OF MASSACHUSETTS COUNTY OF MIDDLESEX, ss	July 21, 2005

        Then personally appeared before me the above-named A.T. Demoulas, Trustee, and acknowledged the foregoing instrument to be his free act and deed, as Trustee as aforesaid, before me,

[SEAL] JAMES EDWARD CARTER Notary Public Commonwealth of Massachusetts My Commission Expires Jan 29, 2010	/s/ JAMES EDWARD CARTER Notary Public

8

MASSACHUSETTS JURAT

Commonwealth of Massachusetts	) ss.
County of Middlesex	)

On this the 21st day of July, 2005, before me, James E. Carter, the undersigned Notary Public, personally appeared A.T. Demoulas, proved to me through satisfactory evidence of identity, which was/were personally known to me, to be the person(s) whose name(s) was/were signed on the preceding or attached document in my presence, and who swore or affirmed to me that the contents of the document are truthful and accurate to the best of his/her/their knowledge and belief.
[SEAL] JAMES EDWARD CARTER Notary Public Commonwealth of Massachusetts My Commission Expires Jan 29, 2010 Place Notary Seal and/or Any Stamp Above	/s/ JAMES E. CARTER Signature of Notary Public
JAMES E. CARTER Printed Name of Notary
	My Commission Expires	Jan 29 2010

OPTIONAL

Although the information in this section is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Recognition & Non-Disturbance Document Date: June 27 2005 Number of Pages: 8 Signer(s) Other Than Named Above:	Right Thumbprint of Signer Top of thumb here

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QuickLinks

OFFICE LEASE
ARTICLE 1 SUMMARY OF BASIC LEASE INFORMATION
ARTICLE 2 REAL PROPERTY, BUILDING AND PREMISES
ARTICLE 3 FIRST OFFER RIGHT
ARTICLE 4 LEASE TERM
ARTICLE 5 BASE RENT
ARTICLE 6 ADDITIONAL RENT
ARTICLE 7 SECURITY DEPOSIT
ARTICLE 8 USE
ARTICLE 9 COMPLIANCE WITH LAWS
ARTICLE 10 HAZARDOUS MATERIAL
ARTICLE 11 UTILITIES AND SERVICES
ARTICLE 12 REPAIRS AND MAINTENANCE
ARTICBE 13 ALTERATIONS AND ADDITIONS
ARTICLE 14 COVENANT AGAINST LIENS
ARTICLE 15 INDEMNIFICATION AND INSURANCE
ARTICLE 16 DAMAGE AND DESTRUCTION
ARTICLE 17 CONDEMNATION
ARTICLE 18 ASSIGNMENT AND SUBLEASING
ARTICLE 24 LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS
ARTICLE 25 LATE PAYMENTS
ARTICLE 26 NON-WAIVER
ARTICLE 27 ATTORNEY FEES AND COSTS
ARTICLE 28 LANDLORD'S ACCESS TO PREMISES
ARTICLE 29 SIGNS
ARTICLE 30 MISCELLANEOUS
Exhibit C TENANT WORK LETTER
Section 1 Landlord's Initial Construction In The Premises
Section 2 Tenant Improvements
Section 3 Construction Drawings
Section 5 Completion of Tenant Improvements Delay Of Lease Commencement Date
Section 6 Miscellaneous
Schedule 1 Standard Tenant Improvement Package
Schedule 2
FIRST AMENDMENT TO LEASE
CONSENT AND AGREEMENT BY MORTGAGEE